                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                            PARTICIPATION AGREEMENT

                           dated as of April 30, 2002

                                      among

                              USEB AIRCRAFT LIMITED
               as Initial Borrower Party and Initial Lessor Party

                              GEARY LEASING LIMITED
                             JACKSON LEASING LIMITED
                           JACKSON LEASING CORPORATION
                        JACKSON LEASING (IRELAND) LIMITED
                        JACKSON LEASING (CYPRUS) LIMITED
                         each as an Initial Lessee Party

                               WALKERS SPV LIMITED
      not in its individual capacity except as expressly set forth herein, but solely as Trustee of the USEB Aircraft Trust
                            as Initial Lessor Parent

                                BARCLAYS BANK PLC
                                as Initial Lender

                                BARCLAYS BANK PLC
                        as Facility Agent for the Lenders

                        WELLS FARGO BANK NORTHWEST, N.A.
               not in its individual capacity, except as expressly
                           provided herein, but solely
                               as Security Trustee

                           GATX FINANCIAL CORPORATION
                                 as a Guarantor

                                       AND

                    EXPORT-IMPORT BANK OF THE UNITED STATES

                     ---------------------------------------
                     Ten (10) Boeing Model 737-800 Aircraft
                     ---------------------------------------

           Ex-Im Bank Guarantee No. AP077971XX - United States - GATX

                       Milbank, Tweed, Hadley & McCloy LLP

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
SECTION 1.   Definitions...............................................................................    2
SECTION 2.   Purchase and Lease of the Aircraft........................................................    3
SECTION 3.   Borrowing Dates...........................................................................    3
SECTION 4A.  Conditions Precedent to Obligations of the Initial Borrower, each Lender,
              the Facility Agent, the Security Trustee and Ex-Im Bank on the first Borrowing Date......    4
SECTION 4B.  Conditions Precedent to Obligations of the relevant Initial Borrower, each
              Lender, the Facility Agent, the Security Trustee and Ex-Im Bank on the
              Borrowing Date for an Aircraft...........................................................    7
SECTION 4C.  Further Conditions Precedent to Obligations of Ex-lm Bank; Utilization
              Procedures...............................................................................   11
SECTION 5.   Conditions Precedent to Obligations of the Initial Lessee of an Aircraft..................   ]2
SECTION 6A.  Borrower Party. Lessor Party and Lessee Party Designations................................   13
SECTION 6B.  Borrower, Lessor and Lessee Substitutions.................................................   16
SECTION 7.   Representations and Warranties of Initial Lessee Parties..................................   18
SECTION 8A.  General Covenants of each Lessee Party....................................................   20
SECTION 8B.  Covenants of each Lessee relating to the Aircraft Financing Documents.....................   22
SECTION 8C.  Certain Covenants Relating to the Re-leasing of Aircraft..................................   24
SECTION 8D.  Certain Covenants of each Lessee relating to Operational Undertakings;
              Inspection; Registration; Nameplates and Insurance.......................................   29
SECTION 8E.  Certain Covenants of GFC, Lessees and Lessors relating to Modifications
              to Leases and Operating Leases and the Disposition of Aircraft...........................   30
SECTION 8F.  General Covenants of GFC..................................................................   31
SECTION 8G.  Additional Security.......................................................................   32
SECTION 9.   Representations, Warranties and Covenants of Initial Lessor Party, Initial
              Lessor Parent, Walkers SPV, the Facility Agent, the Initial Lender and the
              Security Trustee.........................................................................   33
SECTION 10.  Indemnities and Taxes.....................................................................   43
SECTION 11.  Lien Removal..............................................................................   54
SECTION 12.  Expenses..................................................................................   54
SECTION 13.  Creation of Trust; the Security Trustee; Successor Trustees; Enforcement;
              Consent of Secured Parties; Right to Exercise Remedies...................................   55
SECTION 14.  Confidentiality...........................................................................   64
SECTION 15.  WAIVER OF JURY TRIAL......................................................................   65
SECTION 16.  Loan Acceleration; Mandatory Prepayment...................................................   65
SECTION 17.  Minimum Rent..............................................................................   65
SECTION 18.  Lessee's Right to Perform for Lessor......................................................   66
SECTION 19.  Complete Agreement........................................................................   66

                                      (i)

Section 20.  No Discharge, Etc. .......................................................................   66
Section 21.  Assignment of Rent, Security Deposits; Application of Funds. .............................   67
SECTION 22.  Insurance Proceeds........................................................................   69
SECTION 23.  No Waiver of Conditions; Further Assurances. .............................................   69
SECTION 24.  Assignments and Transfers by Lenders; Agency..............................................   70
SECTION 25.  Suspension and Cancellation by Ex-Im Bank.................................................   70
SECTION 26.  Reimbursement Obligations; Transfer. .....................................................   70
SECTION 27.  Restructuring.............................................................................   72
SECTION 28.  Certain Prepayments.......................................................................   72
SECTION 29.  Consultation..............................................................................   72
SECTION 30.  Limitations of Liability. ................................................................   72
SECTION 31.  Guarantee of Designated Persons. .........................................................   74
SECTION 32.  Subordination.............................................................................   75
SECTION 33.  Miscellaneous. ...........................................................................   77

                                      (ii)

SCHEDULE 1  - The Aircraft
SCHEDULE 2  - Minimum Lease Provisions
SCHEDULE 3  - Operational Undertakings
SCHEDULE 4  - Replacement of Parts, Alterations, Modifications and Additions
               Undertakings
SCHEDULE 5  - Insurance Undertakings
SCHEDULE 6  - Filing Details

EXHIBIT A   - Utilization Procedures for Credits Guaranteed by Ex-Im Bank
EXHIBIT B   - Form of Accession Certificate
EXHIBIT C-l - Form of Designation Letter
EXHIBIT C-2 - Form of Substitution Supplement
EXHIBIT D   - Form of Borrowing Date Supplement

APPENDIX A  - Definitions
APPENDIX AF - Application of Funds
APPENDIX MP - Material Adverse Effect Procedures

                                     (iii)

                             PARTICIPATION AGREEMENT

      THIS PARTICIPATION AGREEMENT dated as of April 30, 2002 is among USEB AIRCRAFT LIMITED, a limited liability company duly incorporated and validly existing under the laws of the Cayman Islands (the "INITIAL BORROWER PARTY" or the "INITIAL LESSOR PARTY"); JACKSON LEASING LIMITED, a limited liability company duly incorporated and validly existing under the laws of the Cayman Islands ("CAYMAN LESSEE PARTY NO. 1"); GEARY LEASING LIMITED, a limited liability company duly incorporated and validly existing under the laws of the Cayman Islands ("CAYMAN LESSEE PARTY NO. 2"); JACKSON LEASING CORPORATION, a Delaware corporation ("DELAWARE LESSEE PARTY"); JACKSON LEASING (IRELAND) LIMITED, a company duly organized and validly existing under the laws of Ireland ("IRISH LESSEE PARTY"); JACKSON LEASING (CYPRUS) LIMITED, a company duly organized and validly existing under the laws of Cyprus ("CYPRIOT LESSEE ", and, together with Cayman Lessee Party No. 1, Cayman Lessee Party No. 2, Delaware Lessee Party and Irish Lessee Party, the "INITIAL LESSEE PARTIES"); WALKERS SPV LIMITED, a limited liability company duly incorporated and validly existing under the laws of the Cayman Islands, not in its individual capacity except as expressly set forth herein, but solely as trustee of the USEB Aircraft Trust ("LESSOR PARENT"); BARCLAYS BANK PLC, a public limited company incorporated and existing under the laws of England and Wales, as the initial Lender (the "INITIAL LENDER"); BARCLAYS BANK PLC, a public limited company incorporated and existing under the laws of England and Wales, as Facility Agent for the Lenders under the Operative Documents (the "FACILITY AGENT"): WELLS FARGO BANK NORTHWEST, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, not in its individual capacity, except as expressly provided herein, but solely as Security Trustee (the "SECURITY TRUSTEE"); GATX FINANCIAL CORPORATION, a Delaware corporation ("GFC" and together with GATX Corp, the "GUARANTORS"); and EXPORT-IMPORT BANK OF THE UNITED STATES ("EX-IM BANK").

                              W I T N E S S E T H:

      WHEREAS, Original Purchaser has entered into the Purchase Agreement with the Manufacturer, providing, among other things, for the sale by the Manufacturer to Original Purchaser of the Delivered Aircraft and the Remaining Aircraft;

      WHEREAS, in the case of each Delivered Aircraft, pursuant to the Purchase Agreement, prior to the Borrowing Date of the Loan proposed to be made in respect of such Aircraft, Manufacturer will have sold each such Aircraft to the relevant Bridge Owner of such Aircraft, and the relevant Bridge Owner will have purchased such Aircraft from Manufacturer;

      WHEREAS, in the case of each Delivered Aircraft, at the time of such sale and purchase it was or, as the context may require, is contemplated that each such Aircraft would, or will, be financed as contemplated by this Agreement and the other Operative Documents;

      WHEREAS, in the case of each Delivered Aircraft, on the Borrowing Date therefor, pursuant to the Aircraft Sale Agreement for each such Aircraft, the relevant Bridge Owner will sell such Aircraft to the Initial Borrower for such Aircraft and will assign certain of its rights and interests in and to the Purchase Agreement to such Initial Borrower pursuant to a Purchase Agreement Assignment with respect to such Aircraft;

      WHEREAS, in the case of each Remaining Aircraft, on the Borrowing Date therefor, Original Purchaser will assign certain of its rights and interests in and to the Purchase Agreement to the Initial Borrower for such Aircraft pursuant to the Purchase Agreement Assignment with respect to such Aircraft, including, without limitation, its right to purchase such Aircraft from, and receive title thereto from, the Manufacturer;

      WHEREAS, in the case of each Aircraft, on the Borrowing Date therefor, the Initial Borrower for such Aircraft will lease such Aircraft to the Initial Lessee for such Aircraft pursuant to the Lease for such Aircraft, and such Lessee will lease such Aircraft from such Initial Borrower pursuant to such Lease;

      WHEREAS, in the case of each Aircraft, on the Borrowing Date therefor, the Initial Lessee for such Aircraft will have subleased, or will sublease, as the case may be, such Aircraft either (i) directly to the Initial Operating Lessee for such Aircraft, or (ii) to a Sublessee designated for such Aircraft which in turn will have sub-subleased or will sub-sublease such Aircraft to the Initial Operating Lessee for such Aircraft, in either case, pursuant to the Initial Operating Lease for such Aircraft;

      WHEREAS, pursuant to the GATX Guarantee each of the Guarantors has agreed to issue to the Security Trustee, on behalf of the Secured Parties, its guarantee of the obligations of the Borrowers and the Lessees under the Operative Documents;

      WHEREAS, pursuant to the Loan Agreement, the Lenders have agreed, on the terms and conditions hereinafter provided, to make the Loans to the Borrowers;

      WHEREAS, pursuant to the Ex-Im Bank Guarantee, Ex-Im Bank has agreed, on the terms and conditions hereinafter provided, to issue to the Facility Agent, on behalf of the Lenders, its guarantee of the repayment of the principal of, and certain interest on, each Note issued pursuant to the Loan Agreement;

      WHEREAS, the proceeds of each Loan shall be used by the Initial Borrower thereof to finance (i) up to 85% of the costs for the purchase in the United States, and export, of the Aircraft referable to such Loan to the country where such Aircraft will initially be based and primarily operated (as approved by Ex-Im Bank), and (ii) 100% of the related Ex-Im Bank Exposure Fee; and

      NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Definitions. Unless the context otherwise requires, (a) capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Part I of

Appendix A hereto for all purposes of this Agreement and (b) the rules of construction and interpretation for this Agreement shall be set forth in Part II of Appendix A hereto.

      SECTION 2. Purchase and Lease of the Aircraft. Subject to the terms and conditions of this Agreement, the Loan Agreement and the other Operative Documents, as they relate to each Aircraft:

      (a) in the case of each Delivered Aircraft, on the Borrowing Date of the Loan proposed to be made in respect of such Aircraft (i) the Lenders agree to make such Loan to the Initial Borrower for such Aircraft pursuant and subject to the terms of the Loan Agreement, (ii) such Initial Borrower agrees (A) to purchase such Aircraft from the relevant Bridge Owner pursuant to the Aircraft Sale Agreement with respect to such Aircraft, (B) to lease such Aircraft, as the Initial Lessor thereof, pursuant to the Lease therefore, to the Initial Lessee for such Aircraft, (iii) such Bridge Owner agrees (A) to sell such Aircraft to such Initial Borrower and (B) to repay part of the Intercompany Loan advanced to it in the amount of the Loan in respect of such Aircraft and cause the Bridge Lender to release the Bridge Security, if any, in respect of such Aircraft and the Pledged Securities of the relevant Bridge Owner, and (iv) such Lessee agrees to lease such Aircraft from such Lessor pursuant to such Lease (subject to the Initial Operating Lessee and Sublease, if any, for such Aircraft, as specified in the Notice of Borrowing for such Aircraft); and

      (b) in the case of each Remaining Aircraft, on the Borrowing Date of the Loan proposed to be made in respect of such Aircraft, (i) the Lenders agree to make a Loan in respect of such Aircraft to the Initial Borrower for such Aircraft pursuant and subject to the terms of the Loan Agreement, (ii) such Borrower agrees (A) to purchase such Aircraft from the Manufacturer pursuant to the Purchase Agreement and Purchase Agreement Assignment for such Aircraft and
(B) to lease such Aircraft, as the Initial Lessor thereof, pursuant to the Lease therefor, to the Initial Lessee for such Aircraft, (iii) such Lessee agrees (A) to lease such Aircraft from Initial Lessor pursuant to such Lease, and (B) to sub-lease such Aircraft either, as specified in the Notice of Borrowing for such Aircraft, (x) directly to the Initial Operating Lessee for such Aircraft pursuant to the Initial Operating Lease for such Aircraft or (y) to the Sublessee for such Aircraft designated in the Notice of Borrowing for such Aircraft, and (iv) if there is a Sublessee for such Aircraft, to procure that such Sublessee sub-sublease such Aircraft to such Initial Operating Lessee.

      Notwithstanding any of the foregoing, the separate obligation of any Person under Sections 4A, 4B, 4C and 5 of this Agreement shall not be subject to the satisfaction of any condition within its control to satisfy.

      SECTION 3. Borrowing Dates. GFC shall provide a copy of each Notice of Borrowing delivered pursuant to Section 2.2 of the Loan Agreement to the Security Trustee and the Initial Lessee and Initial Borrower specified therein. With respect to the Aircraft which is the subject of a Notice of Borrowing, subject to the terms and conditions of this Agreement and the Loan Agreement, the following actions shall take place on the Borrowing Date applicable to such
Aircraft:

      (a) On such Borrowing Dale, the Lenders shall make the proceeds of the Loan to be made for such Aircraft available to the Initial Borrower for such Aircraft.

      (b) On such Borrowing Date, in the case of each Remaining Aircraft pursuant to the Purchase Agreement and the Purchase Agreement Assignment for such Aircraft and, in the case of each Delivered Aircraft, pursuant to the Aircraft Sale Agreement for such Aircraft, the Initial Lessor shall purchase and accept delivery of such Aircraft from the Manufacturer or, in the case of a Delivered Aircraft, from the relevant Bridge Owner of such Aircraft, pay to the Manufacturer, or such Bridge Owner, as the case may be, an amount equal to the Purchase Price for such Aircraft and pay or cause to be paid to Ex-Im Bank the related Ex-Im Bank Exposure Fee in respect of the Note being issued on such Borrowing Date.

      (c) Subject to and following the sale of such Aircraft to the applicable Initial Lessor by Manufacturer or Bridge Owner, as the case may be, on such Borrowing Date, such Initial Lessor shall cause such Aircraft to be delivered to the Initial Lessee for such Aircraft under the Lease for such Aircraft, and, if not already so delivered, such Lessee shall cause such Aircraft to be delivered to either (A) the Initial Operating Lessee for such Aircraft under the Initial Operating Lease or (B) the Sublessee (if any is designated in the relevant Notice of Borrowing) for such Aircraft under the applicable Sublease, and shall procure that such Sublessee shall cause such Aircraft to be delivered to the Initial Operating Lessee for such Aircraft under the applicable Initial Operating Lease. Upon the tender for delivery of such Aircraft by Initial Lessor to Initial Lessee, and, if applicable, by Initial Lessee to such Sublessee, such Initial Lessee unconditionally agrees to accept delivery of such Aircraft (and, if applicable, to procure that such Sublessee accepts delivery of such Aircraft), "AS-1S, WHERE-IS", in its then condition for lease under such Lease or sub-lease under such Sublease.

      (d) Prior to the delivery of such Aircraft as contemplated in this Section 3, if the same is a Remaining Aircraft, each of the Initial Borrower, Initial Lessee and Sublessee, if any, for such Aircraft shall appoint the Initial Operating Lessee or the Initial Operating Lessee's designee as its attorney-in-fact in writing to accept delivery of such Aircraft and the acceptance by such attorney-in-fact shall be deemed to constitute acceptance of the Aircraft under the Purchase Agreement, Lease, Sublease and the Initial Operating Lessee for such Aircraft.

      SECTION 4A. Conditions Precedent to Obligations of the Initial Borrower, each Lender, the Facility Agent, the Security Trustee and Ex-Im Bank on the first Borrowing Date. The obligations of each of the Initial Borrower Party, each Lender, the Facility Agent, the Security Trustee and Ex-Im Bank to be performed on the first Borrowing Date, in respect of the Aircraft to be financed on such date, are subject to satisfaction of the following conditions:

      (a) The Initial Borrower Party, the Facility Agent, the Security Trustee and Ex-Im Bank shall have received, except as otherwise indicated below, a duly executed copy of each of the following, duly authorized and delivered by the respective parties thereto (other than by such party):

            (i)  the Participation Agreement;

            (ii) the Loan Agreement;

            (iii) the Ex-Im Bank Guarantee (which shall have been delivered solely to Ex-Im Bank and the Facility Agent);

            (iv)    the GATX Guarantee;

            (v)     the Initial Lessor Share Pledge Agreement;

            (vi)    each Initial Lessee Share Pledge Agreement;

            (vii)   the Initial Declaration of Trust;

            (viii)  the Corporate Services Agreement; and

            (ix) the Borrower Indemnity Agreement (which shall have been delivered solely to GFC, the Initial Lender and the Facility Agent, with a copy to Ex-Im Bank).

      (b) The Facility Agent, the Security Trustee and Ex-Im Bank shall have received the following, in each case in form and substance satisfactory to it (in the case of the Facility Agent and the Security Trustee, acting reasonably):

            (i) the original Pledged Securities of the Initial Borrower Party and each Initial Lessee Party, together with undated share transfer forms executed by the Initial Lessor Parent and Initial Lessee Parent, as the case may be, and undated resignations executed by each director and officer of the Initial Borrower Party and each Initial Lessee Party.

            (ii) evidence of the acceptance of appointment of the Process Agents appointed pursuant to Section 33(d) and the payment of the Process Agent's fees for a period commencing on or prior to such Borrowing Date and ending on or after March 31, 2015.

            (iii) certificates dated such Borrowing Date of the Initial Borrower Party, each Initial Lessee Party, the Original Purchaser and the Initial Lessor Parent, each signed by an Authorized Person thereof, certifying as true and correct, (1) its Constituent Documents, (2) a copy of the minutes of the meeting of its board of directors at which resolutions were duly adopted authorizing or ratifying (as appropriate) the execution, delivery and performance by it of the Operative Document to which it is or will be a party and each other document required to be executed and delivered by it in accordance with the provisions thereof,
      (3) its power of attorney authorizing certain named individuals to execute and deliver the documents referred to in its minutes described in the preceding clause (2), (4) the incumbency and specimen signatures of each Person authorized to execute and deliver such documents on its behalf, and
      (5) its solvency;

            (iv) certificates dated such Borrowing Date of each Guarantor and the Initial Lessee Parent, each signed by a duly Authorized Person thereof, certifying as true and correct (1) its Constituent Documents, (2) a copy of the minutes of the meeting of its board of directors or action of its directors by written consent at or by which resolutions were duly adopted authorizing or ratifying (as appropriate) the execution, delivery and performance by it of (in the case of the Guarantors) the GATX Guarantee and each GATX Guarantee Confirmation, (in the case of the Initial Lessee Parent) each Initial Lessee Share Pledge Agreement and (in the case of GFC and the Initial Lessee Parent) each other Operative Document to which it is or will be a party and each other document required to be executed and delivered by it in accordance with the provisions thereof, (3) the incumbency and specimen signatures of each Person authorized to execute and deliver such documents on its behalf and (4) its solvency;

            (v) a certificate signed by the Secretary or an Assistant Secretary of the Trust Company, certifying as true and correct (1) its Articles of Association and by-laws, (2) evidence of the authority of the Trust Company, in its individual capacity and as Security Trustee to execute, deliver and perform in its individual capacity or such other capacity its obligations under this Agreement, the Aircraft Security Documents and each other Operative Document to which it is or will be a party, and (3) the incumbency and specimen signatures of each person authorized to execute and deliver such documents on its behalf;

            (vi)  the opinions, each dated such Borrowing Date, of:

                  (A) Matheson Ormsby Prentice, special Irish counsel, regarding the participation of the Irish Lessee Party in the transactions contemplated by the Operative Documents;

                  (B) Antis Triantafyllides & Sons, special Cyprus counsel,
            regarding the participation of the Cyprus Lessee Party in the transactions contemplated by the Operative Documents;

                  (C) Walkers, special Cayman counsel, regarding the
            participation of the Original Purchaser, the Initial Borrower Party, Cayman Lessee Party No. 1 and Cayman Lessee Party No. 2 in the transactions contemplated by the Operative Documents;

                  (D) In-house counsel to GFC regarding the participation of the
            Guarantors, the Initial Lessee Parent and the Delaware Lessee Party in the transactions contemplated by the Operative Documents;

                  (E) Clifford Chance Rogers & Wells LLP, special New York
            counsel to the Guarantors, relating to the transactions contemplated by the Operative Documents;

                  (F) Ray, Quinney & Nebeker, special counsel to the Security
            Trustee;

                  (G) In-house counsel to the Manufacturer relating to the
            Airframe Warranties Agreement;

                  (H) In-house counsel of the Engine Manufacturer relating to the Engine Warranties Agreement;

            (vii) copies of duly completed UCC-1 financing statements covering the Pledged Securities, each of which shall have been delivered by the relevant "debtors", and such financing statements and other statements or documents to the same purposes shall have been duly filed in all places that Ex-Im Bank or the Facility Agent shall have reasonably requested and all other action necessary or desirable to perfect the security interests intended to be created thereby shall have been taken; and

            (viii) such other documents or evidence with respect to the Initial Borrower Party, the Initial Lessee Parties, the Initial Lessor Parent, the Initial Lessee Parent and the Guarantors as Ex-Im Bank or the Facility Agent may reasonably request in connection with the Operative Documents and the transactions contemplated thereby.

      (c) The matters disclosed in the Disclosure Letter (if any) shall be satisfactory to Ex-Im Bank in its absolute discretion.

      SECTION 4B. Conditions Precedent to Obligations of the relevant Initial Borrower, each Lender, the Facility Agent, the Security Trustee and Ex-Im Bank on the Borrowing Date for an Aircraft. The obligations of the Initial Borrower with respect to an Aircraft, each Lender, the Facility Agent, the Security Trustee and Ex-Im Bank to be performed on the Borrowing Date referable to such Aircraft and in respect of such Aircraft to be financed hereunder on such date, are subject to satisfaction of the following conditions:

      (a) Each of the Facility Agent and Ex-Im Bank shall have received a Notice of Borrowing for the Loan relating to such Aircraft in accordance with the terms of Section 2.2 of the Loan Agreement and the Security Trustee shall have received a copy of such notice in accordance with Section 3.

      (b) No Lease Default or Loan Default for any Aircraft shall have occurred and be continuing on such Borrowing Date.

      (c) The Facility Agent, the Security Trustee and Ex-Im Bank shall have received in form and substance satisfactory to each of them (in the case of the Facility Agent and the Security Trustee, acting reasonably):

            (i) a duly executed original of each of the Aircraft Financing Documents for such Aircraft, duly authorized and delivered by the respective parties thereto (other than by such party), other than the Note for such Aircraft (copies only of which shall be provided to the Security Trustee and Ex-Im Bank, and the original of which shall be provided to the Facility Agent(which such Note shall bear an executed Guarantee Legend endorsement));

            (ii) evidence that (A) each of such Initial Borrower and the Initial Lessor, Initial Lessee, Sublessee (if any) and Initial Operating Lessee, in each case, for such Aircraft, shall have taken all necessary or advisable actions with the applicable Civil Aviation Authority so that such Aircraft can be duly certified by such Civil Aviation Authority and (to the fullest extent permissible in accordance with Applicable Law of the relevant Initial State of Registration) duly registered in the name of such Initial Lessor as owner, such Initial Lessee as lessee, such Initial Operating Lessee as operator and the

      Security Trustee as mortgagee, and no other Lien over the Aircraft shall have been registered with such Civil Aviation Authority,(B) the Initial Lessee for such Aircraft shall have taken all action necessary or desirable for the perfection in any Relevant Jurisdiction referable to such Aircraft of the Lien constituted by the Operating Lessor Security Assignment and (unless otherwise agreed by Ex-Im Bank) the Assignment of Insurances (if any), in each case relating to such Aircraft, and (C) such Initial Borrower and Initial Lessee shall have taken all actions necessary or desirable for the due registration of the Aircraft Mortgage or, as applicable, and if required by the Applicable Law of the Initial State of Registration, the Local Mortgage, in each case for such Aircraft, with the Civil Aviation Authority of the Initial State of Registration for such Aircraft; provided always, that some or all of the requirements of paragraphs (B) and (C) of this Section 4B(c)(ii) may be waived with respect to such Aircraft on or prior to such Borrowing Date in a waiver agreed in writing between GFC and Ex-Im Bank, as contemplated in Section 8B(b));

            (iii) to the extent not already evidenced by the documents delivered pursuant to Sections 4A(b)(iii), 4A(b)(iv), and, if applicable, 6A(c)(E), such evidence as it shall reasonably request regarding the authorization, execution, delivery and performance by either Guarantor, the Security Trustee, the Original Purchaser, such Initial Borrower, such Initial Lessee or such Initial Sublessee (if any) of the Aircraft Financing Documents for such Aircraft to which they are respectively a party (which, in the case of either Guarantor or the Security Trustee, shall be an officers' and specimen signature certificate issued by an Authorized Person thereof and, in the case of any other such Person, shall be a specimen signatures certificate, and certified true copies of a board resolution and a power of attorney, in each case of such other Person);

            (iv) evidence that all licenses, approvals, consents, registrations, exemptions and filings from, of or with (as the case may be) any Government Body in any Relevant Jurisdiction referable to such Aircraft (excluding any licenses, approvals, consents, registrations, exemptions and filings required under Section 4B(c)(ii) or which would have be required thereunder but for the proviso thereto)) necessary or advisable in connection with the execution, delivery and performance and observance of the Aircraft Financing Documents referable to such Aircraft and (excluding as aforesaid) for the legality, validity, enforceability, and effectiveness thereof, have been obtained or effected on an unconditional basis and remain in full force and effect (or, in the case of any such registrations and filings to be effected after such Borrowing Date, that arrangements satisfactory to Ex-Im Bank and the Facility Agent (in the case of the Facility Agent, acting reasonably) have been made for the effecting of the same within any applicable time limit);

            (v) a certificate of insurances and the related broker's undertakings in respect of such Aircraft conforming to the terms and requirements of Section 10 of the Lease thereof and Section 11 (or equivalent section to Section 11 of the Model Form Operating Lease) of the Initial Operating Lease thereof;

            (vi) if Reinsurances are required in respect of such Aircraft in accordance with Section 10 of the Lease thereof and Section 11 (or equivalent section to Section 11 of the

      Model Form Operating Lease) of the Initial Operating Lease thereof, a certificate of reinsurances and the related broker's undertakings in respect of such Aircraft conforming to the terms and requirements of such Sections;

            (vii) the opinions, each dated such Borrowing Date, of:

                  (A) if the Irish Lessee Party is the Initial Lessee or
            Sublessee of such Aircraft, Matheson Ormsby Prentice, special Irish counsel, regarding the participation of the Irish Lessee Party in the transactions contemplated by the Aircraft Financing Documents referable to such Aircraft;

                  (B) if the Cypriot Lessee Party is the Initial Lessee or
            Sublessee of such Aircraft, Antis Triantafyllides & Sons, special Cypriot counsel, regarding the participation of the Cypriot Lessee Party in the transactions contemplated by such Aircraft Financing Documents;

                  (C) if any of Cayman Lessee Party No. 1, Cayman Lessee Party
            No. 2, the Initial Borrower Party or the Original Purchaser is the Initial Lessee, Sublessee, Initial Lessor, Initial Borrower or seller of such Aircraft (as the case may be), Walkers, special Cayman counsel, regarding the participation of the applicable Person or Persons in the transactions contemplated by such Aircraft Financing Documents;

                  (D) if the Initial Borrower, Initial Lessor, Initial Lessee or
            (if any) Sublessee is not one of the Persons mentioned in paragraphs
            (A), (B) or (C) above, special counsel in the jurisdiction of organization of such Person regarding the participation of such Person in the transactions contemplated by such Aircraft Financing Documents;

                  (E) in-house counsel to GFC regarding the GATX Guarantee
            Confirmation referable to such Aircraft;

                  (F) Clifford Chance Rogers & Wells LLP, special New York
            counsel to the Guarantors, relating to the transactions contemplated by such Aircraft Financing Documents;

                  (G) Ray, Quinney & Nebeker, special counsel to the Security
            Trustee;

                  (H) Local Counsel selected by GFC and satisfactory to Ex-Im
            Bank, special counsel on matters of law in the jurisdiction of the Initial State of Registration of such Aircraft, relating to the transactions contemplated by the Aircraft Financing Documents for such Aircraft;

                  (I) if requested by Ex-Im Bank, acting reasonably, special counsel to Ex-Im Bank and the Security Trustee on matters of the law in the jurisdiction of the Initial State of Registration of such Aircraft, relating to the transactions contemplated by the Aircraft Financing Documents for such Aircraft; and

                  (J) in-house counsel to the Manufacturer relating to the Bills of Sale issued by Manufacturer and Manufacturer's Subsidiary in respect of such Aircraft;

            (viii) copies of (A) the invoice for such Aircraft issued by the Manufacturer, (B) the Bills of Sale for such Aircraft issued by the Manufacturer and the Manufacturer's Subsidiary with, in the case of the Remaining Aircraft, the original to be delivered to the Security Trustee,
      (C) the BFE Bills of Sale for such Aircraft issued by GFC and the Manufacturer and (D) in the case of each Delivered Aircraft, the Bill of Sale for such Aircraft issued by the Bridge Owner thereof (with the original to be delivered to the Security Trustee), in each case in form and substance satisfactory to Ex-Im Bank;

            (ix) a copy of the FAA export certificate of airworthiness for such Aircraft;

            (x) a copy of the Certificate of Registration for such Aircraft;

            (xi) a copy of the Certificate of Airworthiness for such Aircraft;

            (xii) copies of UCC-1 financing statements covering the Aircraft Security Documents for such Aircraft, each of which shall have been delivered by the relevant "debtors", and such financing statements and other statements or documents to the same purposes shall have been duly filed in all places that Ex-Im Bank shall have reasonably requested, and all other action (excluding such action required under Section 4B(c)(ii) or which would have be required thereunder but for the proviso thereto) necessary or reasonably requested by Ex-Im Bank or the Facility Agent to perfect the security interests intended to be created by the Aircraft Security Documents for such Aircraft shall have been taken;

            (xiii) an originally executed certificate of technical acceptance in respect of such Aircraft executed on behalf of the Initial Lessor (or in the case of a Delivered Aircraft, the Bridge Owner) pursuant to the Purchase Agreement accepting such Aircraft from the Manufacturer; and

            (xiv) such other documents or evidence with respect to the Initial Borrower, the Initial Lessee and the Initial Operating Lessee, in each case, relevant to such Aircraft, the Guarantors, the Engine Manufacturer and the Manufacturer as Ex-Im Bank or the Facility Agent may reasonably request in order to establish the consummation of the transactions contemplated by the Aircraft Financing Documents for such Aircraft, the taking of all corporate proceedings in connection therewith and compliance with the conditions herein or therein set forth.

      (d) The Security Trustee shall have received the executed original chattel paper counterpart of each of the Lease, the Initial Operating Lease, the Lease Supplement and the Acceptance Certificate, in each case for such Aircraft.

      (e) Ex-Im Bank and the Facility Agent shall have received the duly executed original of the Borrowing Date Supplement for such Aircraft dated such Borrowing Date duly authorized and delivered by the respective parties thereto, in form and substance satisfactory to Ex-Im Bank and the Facility Agent (in the case of the Facility Agent, acting reasonably; provided always that if Ex-Im Bank is satisfied with any amendments made to Sections 3, 4 and 5 of such Borrowing Date Supplement the Facility Agent shall be deemed satisfied with such amendments), and the representations and warranties set forth therein shall be true and correct as of such Borrowing Date.

      (f) No change in Applicable Laws shall have occurred after the Signing Date and prior to such Borrowing Date that would make it unlawful for any Person to execute, deliver or perform any Operative Document to which it is or is to be a party.

      (g) The Initial Operating Lessee of such Aircraft (i) shall have authority to operate such Aircraft and (ii) shall have commenced or (if such Aircraft is a Remaining Aircraft), on the Borrowing Date of such Aircraft, will commence, the leasing of such Aircraft, in either case pursuant to the relevant Initial Operating Lease.

      (h) Each of the Facility Agent, Ex-Im Bank and the Initial Lender shall have received evidence reasonably satisfactory to it that all Transaction Costs and other fees and expenses required to be paid on or before such Borrowing Date under the terms of the Operative Documents shall have been paid in full.

      (i) All Taxes then due and payable in connection with the issuance of the Note relating to such Aircraft shall have been duly paid in full: and (ii) all sales or use Taxes related to the consummation of the transactions contemplated by the Operative Documents which are then due and payable shall have been paid in full.

      (j) All appropriate actions (excluding actions required under Section 4B(c)(ii) or which would have be required thereunder but for the proviso thereto) required to have been taken by any Government Body of any Relevant Jurisdiction (referable to such Aircraft) prior to such Borrowing Date in connection with the Aircraft Financing Documents for such Aircraft shall have been taken, and either (i) all orders, permits, waivers, authorizations, exemptions and approvals (collectively "PERMITS") of such Government Bodies (excluding any permits required under Section 4B(c)(ii) or which would have be required thereunder but for the proviso thereto) required to be in effect on such Borrowing Date in connection with the transactions contemplated by such Aircraft Financing Documents shall have been issued, and all such permits shall be in full force and effect on such Borrowing Date or (ii) arrangements satisfactory to Ex-Im Bank shall have been made for the issuance of such permits within any applicable time limit.

      SECTION 4C. Further Conditions Precedent to Obligations of Ex-Im Bank:
Utilization Procedures. The obligations of Ex-Im Bank to guarantee the Loan made with respect to an Aircraft on the Borrowing Date for such Aircraft pursuant to the terms of the Ex-Im Bank Guarantee shall be subject to satisfaction of the following additional conditions precedent (in addition to the other conditions precedent set forth in Sections 4A and 4B):

      (a) Ex-Im Bank shall have received a completed fully executed Request for Guarantee Legend from the Facility Agent at least two (2) Business Days prior to such Borrowing Date (and the Facility Agent agrees to deliver each such Request For Guarantee Legend in a timely manner if it shall have received a Notice of Borrowing for the relevant Loan in a timely manner).

      (b) Ex-Im Bank shall have received a complete fully executed Request for Disbursement from the Initial Borrower in respect of such Aircraft at least two
(2) Business Days prior to such Borrowing Date.

      (c) Ex-Im Bank shall have received a completed fully executed exporter's certificate from the Manufacturer in respect of such Aircraft substantially in the form of Annex 2 to Exhibit A.

      (d) Ex-Im Bank shall have received evidence satisfactory to it that the Ex-Im Bank Exposure Fee in respect of the Loan to be made on such Borrowing Date has been received by Ex-Im Bank.

      (e) Ex-Im Bank shall have received (i) a list setting forth a brief description of such Aircraft and the invoice price for such Aircraft and (ii) a copy of the Purchase Agreement (including all waivers, credit memos (including Engine credits of any sort), amendments, extensions and schedules). Such Purchase Agreement shall not contravene any applicable statute or public policy of the United States.

      (f) Ex-Im Bank shall have received a duly completed Jurisdictional Questionnaire reasonably satisfactory to it for the Initial State of Registration for such Aircraft.

      (g) Ex-Im Bank shall have determined, in its sole and absolute discretion, that no event has occurred from and after December 31, 2001 which could have a Material Adverse Effect in relation to either or both Guarantors.

      (h) Ex-Im Bank shall have determined that any conditions precedent for any Other Aircraft which, with the consent of Ex-Im Bank were required to be satisfied on or prior to such Borrowing Date, remain unsatisfied as of such Borrowing Date, have been satisfied.

      (i) All conditions to the Obligations of the Initial Lessee for such Aircraft under Section 5 have been satisfied or waived.

      SECTION 5. Conditions Precedent to Obligations of the Initial Lessee of an Aircraft. The obligations of the Initial Lessee of an Aircraft contemplated to be performed on the Borrowing Date for such Aircraft under the Operative Documents in respect of which it is or will become a party are subject to the condition that, on or prior to such Borrowing Date, it shall have received copies of the Operative Documents required to be in existence on such Borrowing Date (duly authorized, executed and delivered by the respective party or parties thereto, other than either Guarantor and any Affiliate thereof) and, in addition:

      (a) it shall be satisfied that no change in Applicable Laws shall have occurred after the date of this Agreement and prior to such Borrowing Date that would make it unlawful for it or the Initial Borrower or Initial Operating Lessee of such Aircraft to execute, deliver or perform its obligations under the Operative Documents to which it is or will become a party; and no event or circumstance shall have occurred that might result in any Claims;

      (b) it shall have received, all in form and substance satisfactory to it, such evidence (including resolutions and copies of any other organizational documents) as it or its counsel shall reasonably request as to authorization of the execution, delivery and performance by each of the parties to the Operative Documents (other than itself, the Guarantors, each Affiliate thereof and Ex-Im Bank) of such Operative Documents in respect of the relevant Aircraft and the transactions contemplated thereby;

      (c) it shall be satisfied that no action or proceeding shall have been instituted or threatened before any Governmental Body, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Body, on such Borrowing Date to set aside, restrain, enjoin, or prevent the completion and consummation of the transactions contemplated by the Operative Documents in respect of such Aircraft;

      (d) it shall have received such other documentation with respect to the Initial Borrower of such Aircraft and the other parties to this Agreement (other than the Guarantors, each Affiliate thereof and Ex-Im Bank) as it or its counsel may reasonably request in order to establish the consummation of the transactions contemplated by the Operative Documents, the taking of all corporate proceedings in connection therewith and compliance with the conditions therein set forth; and

      (e) it shall have received each legal opinion referred to (in the case of the first Borrowing Date) in Section 4A(b)(vi), (other than that opinion referred to in clause (D) thereof) and (in the case of each Borrowing Date) in
Section 4B(b)(vii) (other than that opinion referred to in clause (E) thereof).

      SECTION 6A. Borrower Party. Lessor Party and Lessee Party Designations

      (a) GFC's Right to require Designations. GFC may, at any time or from time to time, designate any Acceptable Person as either (x) a Borrower Party and/or a Lessor Party or (y) a Lessee Party, in each case hereunder and under the other Operative Documents, by furnishing to the Facility Agent, Ex-Im Bank and the Security Trustee a letter (each a "DESIGNATION LETTER"), in substantially the form of Exhibit C-l, duly completed and executed by GFC, the Person so designated and its Lessor Parent or Lessee Parent, as the case may be. With effect from the Designation Date for any designation (a "DESIGNATION") under this Section 6A:

            (i) in the case of an Acceptable Person designated as a Borrower Party and/or a Lessor Party, such Person shall be and become a "Borrower Party" and/or a "Lessor Party", as the case may be, for the purposes of this Agreement and the Loan Agreement and shall have all the rights and obligations of a "Borrower Party" and/or a "Lessor Party" hereunder and thereunder;

            (ii) in the case of an Acceptable Person designated as a Lessee Party, such Person shall be and become a "Lessee Party" for the purposes of this Agreement and the other Operative Documents and shall have all the rights and obligations of a "Lessee Party" hereunder and thereunder; and

            (iii) if the Borrowing Date for any Aircraft has not occurred, such Person may, if specified in the Notice of Borrowing for such Aircraft, be the Initial Borrower and/or Initial Lessor or Initial Lessee, as the case may be, of such Aircraft, otherwise, such

      Person may be substituted for the Borrower and/or Lessor or Lessee, as contemplated in Section 6B.

      (b) Acceptable Persons. Any Person that is to be designated under Section 6A(a) must meet the following requirements:

            (i) it must be an entity organized or incorporated in a jurisdiction acceptable to Ex-Im Bank in connection with the proposed Designation;

            (ii) in the case of a Person designated as a Borrower Party and/or Lessor Party, it must be owned by (x) a trustee acceptable to Ex-Im Bank on trust for charitable purposes or (y) any other Person acceptable to Ex-lm Bank, in either case, in connection with the proposed Designation; and

            (iii) in the case of a Person designated as a Lessee Party, at least 25% of the equity interest in such Person (or such lesser percentage as Ex-Im Bank may agree in its sole discretion) must be owned, directly or indirectly, by GFC.

      (c) Effectiveness of Designation. Each Designation of an Acceptable
Person shall be effective on the date each of the Facility Agent and Ex-Im Bank shall have counter-signed the applicable Designation Letter (with respect to such Designation, the "DESIGNATION DATE"), provided that, subject to Section 6A(d) below, each such Person shall only be obligated to sign such letter if the following conditions are satisfied:

            (i) no Lease Default or Loan Default shall have occurred and be continuing or would occur upon such Designation becoming effective;

            (ii) the representations and warranties of the Lessor Parent or Lessee Parent (as the case may be) of such Acceptable Person and such Acceptable Person set forth in such Designation Letter shall be true and correct in all material respects;

            (iii) each of the Facility Agent and Ex-Im Bank shall have received the following, each in form and substance reasonably acceptable to them:

                  (A) a Designation Letter duly signed by GFC, an Acceptable
            Person and its Lessor Parent or Lessee Parent, as the case may be;

                  (B) a GATX Guarantee Confirmation in respect of such
            Designation duly signed on behalf of the Guarantors;

                  (C) a Lessor Share Pledge Agreement or a Lessee Share Pledge
            Agreement (as appropriate) duly executed by the Lessor Parent or Lessee Parent (as the case may be) of such Acceptable Person and in respect of the entire issued share capital of or beneficial interest in such Acceptable Person;

                  (D) in the case of an Acceptable Person designated as a
            Borrower Party and/or Lessor Party, a Declaration of Trust with respect to the Lessor Parent;

                  (E) certificates of such Lessor Parent or Lessee Parent, (as the case may be) and such Acceptable Person, each signed by a duly Authorized Person thereof, certifying as true and correct (1) its Constituent Documents, (2) a copy of the minutes of the meeting of its board of directors at which resolutions were duly adopted authorizing or ratifying (as appropriate) the execution, delivery and performance by it of such Designation Letter and (in the case of such Lessor Parent or Lessee Parent, as the case may be) the applicable Lessor Share Pledge Agreement or Lessee Share Pledge Agreement (as the ease may be), (3) the incumbency and specimen signatures of each Person authorized to execute and deliver such documents on its behalf and (4) its solvency;

                  (F) opinions of counsel reasonably acceptable to them in the jurisdiction of organization of:

                        (1) such Acceptable Person;

                        (2) such Lessor Parent or Lessee Parent (as the case may
                  be);

            regarding the participation of such Persons in the transactions contemplated by the Operative Documents;

                  (G) evidence that such Lessor Share Pledge Agreement or Lessee
            Share Pledge Agreement (as the case may be) has been duly filed in all places that Ex-Im Bank or the Facility Agent shall have reasonably requested and all other actions necessary or desirable to perfect the security interests intended to be created thereby have been taken; and

                  (H) such documents, certificates, opinions, filings or other actions as the Facility Agent or Ex-Im Bank shall have reasonably required.

      (d) Designation Procedures.

            (i) Each of the parties hereto agrees to use its reasonable endeavors, at the request and expense of GFC (including any legal fees of such party) to take all steps and actions which are necessary or desirable in connection with any Designation, including:

                  (A) executing the relevant Designation Letter and executing any amended and/or restated Operative Documents to give effect to the Designation;

                  (B) filing or registering any Operative Document or other
            documents with any Government Body,

      provided, that GFC has delivered such Designation Letter to such Person and/or notifies such Person of the step or other action which GFC wishes such Person to take, in each case, at least 15 Business Days prior to the date GFC proposes that the Designation be effective (or such lesser period as the parties may agree), or that such step or action be taken, as the case may be, and such Person determines, in its sole discretion (in the case of Ex-Im Bank) and its reasonable discretion (in the case of any other such Person), that it will not be adversely affected by such Designation, step or action.

            (ii) Each of the Borrower Parties, Lessor Parties and Lessee Parties from time to time hereby irrevocably authorizes GFC to execute any duly completed Designation Letter on its behalf provided that such authorization does not extend to the execution of a Designation Letter on behalf of any Acceptable Person named therein. The Lenders hereby irrevocably authorize the Facility Agent to execute any duly completed Designation Letter on its behalf.

      SECTION 6B. Borrower, Lessor and Lessee Substitutions.

      (a) GFC's Right to Substitute. GFC may, at any time or from time to time after the Borrowing Date for any Aircraft, require that the Lessor Party and/or Borrower Party or Lessee Party (as the case may be) (each, an "EXISTING PERSON") with respect to such Aircraft, and the Lease, Loan and Note and other Operative Documents referable thereto, be replaced with another Borrower Party, Lessor Party or Lessee Party (as applicable) (each, a "REPLACEMENT PERSON"), in each such case with respect to such Aircraft, Lease, Loan and Note and other Operative Documents, by furnishing to the Facility Agent, Ex-Im Bank and the Security Trustee a supplement to the Participation Agreement (each, a "SUBSTITUTION SUPPLEMENT"), in substantially the form of Exhibit C-2, duly completed and executed by GFC, such Existing Person and such Replacement Person. With effect from the Substitution Date for any substitution (each, a "SUBSTITUTION") under this Section 6B with respect to an Aircraft:

            (i) in the case of any Replacement Person to replace an Existing Person as a Borrower in respect of such Aircraft and/or Lessor of such Aircraft, and the Lease, Loan, Note and other Operative Documents referable thereto, such Replacement Person shall be and become the Borrower and/or Lessor with respect to such Aircraft, Lease, Loan, Note and other Operative Documents and shall have all the rights and have and assume all the obligations of "Borrower" and/or "Lessor" under the Operative Documents with respect to such Aircraft, Lease, Loan, Note and other Operative Documents (provided, that in the case of any Replacement Person to replace an Existing Person as a Borrower, such Existing Person shall continue to have, and shall be a co-obligor in respect of, all the obligations of "Borrower" and/or "Lessor" under the Operative Documents with respect to such Aircraft, Lease, Loan, Note and other Operative Document; and

            (ii) in the case of any Replacement Person to replace an Existing Person as a Lessee of such Aircraft, and the Lease, Loan, Note and other Operative Documents referable thereto, such Replacement Person shall be and become the Lessee with respect to such Aircraft, Lease, Loan and Note and other Operative Documents and shall have all the rights and have and assume all the obligations of "Lessee" under the Operative Documents with respect to such Aircraft, Lease, Loan and Note and other Operative Documents.

      (b) Effectiveness of Substitutions. Each Substitution of a Replacement Person for an Existing Person with respect to an Aircraft, and the Lease, Loan, Note and the other Operative Documents referable thereto, shall be effective on the date each of the facility Agent and Ex-Im

Bank shall have counter-signed the applicable Substitution Supplement (with respect to such Substitution, the "SUBSTITUTION DATE"), provided that, subject to Section 6B(c) below, each such Person shall only be obligated to sign such letter if the following conditions are satisfied:

            (i) no Lease Default or Loan Default shall have occurred and be continuing or would occur upon such Substitution becoming effective;

            (ii) the representations and warranties of such Existing Person and Replacement Person set forth in such Substitution Supplement shall be true and correct in all material respects;

            (iii) each of the Facility Agent and Ex-Im Bank shall have received the following, each in form and substance reasonably acceptable to them:

                  (A) in the case of any Replacement Person to replace an
            Existing Person as a Borrower in respect of such Aircraft, GFC and Ex-Im Bank shall have concluded that the circumstances with respect to such Aircraft which GFC desires to address by such Substitution cannot be solved by a substitution of only the Lessee and/or the Lessor of such Aircraft;

                  (B) a Substitution Supplement duly signed by GFC, such
            Existing Person and such Replacement Person;

                  (C) a GATX Guarantee Confirmation in respect of such
            Substitution duly signed on behalf of the Guarantors;

                  (D) if Ex-Im Bank shall so require, replacement Aircraft
            Security Documents duly executed by such Replacement Person in the same form mutatis mutandis (subject to Section 8C) as the Aircraft Security Documents executed by such Existing Person, in each case with respect to such Aircraft, Lease, Loan or Note;

                  (E) certificates of such Existing Person and Replacement
            Person, each signed by a duly Authorized Person thereof, certifying as true and correct (1) its Constituent Documents, (2) a copy of the minutes of the meeting of its board of directors at which resolutions were duly adopted authorizing or ratifying (as appropriate) the execution, delivery and performance by it of such Substitution Letter and (where relevant in the case of such Replacement Person) the applicable Aircraft Security Documents, (3) the incumbency and specimen signatures of each Person authorized to execute and deliver such documents on its behalf and (4) its solvency;

                  (F) opinions of counsel reasonably acceptable to them in:

                        (1) the jurisdiction of incorporation or organization of
                  such Replacement Person;

                        (2) if not delivered under Section 8C, the State of
                  Registration of such Aircraft; and

                        (3) the United States,

            regarding their respective participations in the transactions contemplated by the Substitution Supplement, all other documents to be concluded in connection therewith and (in the case of such Replacement Person) the applicable Aircraft Security Documents;

                  (G) evidence that all applicable Aircraft Security Documents have been duly and appropriately filed in all places that Ex-Im Bank or the Facility Agent shall have reasonably requested and all other actions necessary or desirable to perfect the security interests intended to be created thereby have been taken; and

                  (H) such documents, certificates, opinions, filings or other actions as the Facility Agent or Ex-Im Bank shall have reasonably required.

      (c) Substitution Procedures. Each of the parties hereto agrees to use its reasonable endeavors, at the request and expense of GFC (including any legal fees of such party) to take all steps and actions which are necessary or desirable in connection with any Substitution, including:

            (i) executing the relevant Substitution Supplement and executing any amended and/or restated Operative Documents to give effect to the Substitution;

            (ii) filing or registering any Operative Document or other documents with any Government Body,

provided, that GFC has delivered such Substitution Supplement to such Person and/or notifies such Person of the step or other action which GFC wishes such Person to take, in each case, at least 15 Business Days prior to the date GFC proposes that the Substitution be effective (or such lesser period as the parties may agree), or that such step or action be taken, as the case may be, and such Person determines, in its sole discretion (in the case of Ex-Im Bank) and its reasonable discretion (in the case of any other such Person), that it will not be adversely affected by such Substitution, step or action.

      SECTION 7. Representations and Warranties of Initial Lessee Parties. Each Initial Lessee Party hereby represents and warrants in relation to itself as of the Signing Date (and each representation and warranty shall survive the Signing
Date), that:

      (a) It is a company or corporation duly incorporated, organized and validly existing under the law of its jurisdiction of organization has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and perform its obligations under the Operative Documents theretofore executed or to be executed by it on such date.

      (b) Neither the execution and delivery by it of this Agreement or any of the other Operative Documents theretofore executed or to be executed by it on such date nor the performance by it of its obligations hereunder or thereunder requires the consent or approval of, the giving of notice to, or the registration or filing with, or the taking of any other action, in respect of its jurisdiction of organization or the United States.

      (c) The execution and delivery of this Agreement and the other Operative Documents executed or to be executed by it on such date, the performance of its obligations hereunder or thereunder, and its consummation of the transactions contemplated hereby or thereby, do not require any shareholder approval or consent of any trustee or holders of any indebtedness of it except such as have been duly obtained, and will not conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of any Lien (other than Permitted Liens) upon any Aircraft or any of its property or assets under, any Applicable Laws, its Constituent Documents or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it may be bound or to which any of its property or assets may be subject.

      (d) The execution, delivery and performance of the Operative Documents theretofore executed or to be executed by it on such date have been duly authorized by all necessary corporate action. This Agreement and each other Operative Document theretofore executed or to be executed by it on such date constitutes, or upon execution will constitute, its legal, valid and binding obligation enforceable against it in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

      (e) It is subject to civil and commercial law with respect to its obligations under this Agreement and the other Operative Documents to which it is or will become a party on such date. The making and performance by it of this Agreement and such other Operative Documents to which it is or will become a party constitute private and commercial activities rather than governmental or public activities.

      (f) It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of organization or the United States of the Operative Documents to which it is or will become a party on such date that any of them or any other instrument be filed, recorded, registered or enrolled in any court, public office or that, provided that none of the Operative Documents are executed in or brought into the Cayman Islands, any stamp, registration or similar Tax be paid in its jurisdiction of incorporation on or in relation to any of the Operative Documents to which it is or will become a party on such date.

      (g) It is not in default in any material respect under any agreement to which it is a party or by which it may be bound, and there are no pending or, to the best of its knowledge, threatened investigations, judgments, suits or proceedings in any applicable jurisdiction against it or affecting it or its properties.

      (h) The obligations of it under the Operative Documents to which it is or is to become a party on such date, are not subject to any law, rule or regulation of any Relevant Jurisdiction referable to it or any agency or instrumentality thereof with regard to any preference for payment of obligations or any rescheduling of the payment of any debt or other obligations, except for applicable bankruptcy, moratorium, insolvency or other similar laws affecting creditors' rights generally.

      (i) Neither it nor any of its assets enjoys any right of immunity, sovereign or otherwise, or exemption under Applicable Laws on any grounds from suit, seizure, execution, attachment or other legal process in respect of its obligations under this Agreement and each Operative Document to which it is, or is to be, a party; and the execution, delivery and performance of this Agreement and each Operative Document to which it is or is to be a party constitute its private and commercial acts.

      (j) The choice of New York law to govern this Agreement and each of the other Operative Documents stated to be governed by New York law to which it is a party will be recognized and given effect by the courts of the United States and any Relevant Jurisdiction referable to it and the submission by it to the jurisdiction of the courts of New York is legal, valid and binding under the laws of the United States and such Relevant Jurisdiction and will be enforced in any action brought before a court of competent jurisdiction. A judgment obtained against it in a court in the State of New York pursuant to service of process affording actual notice (which would include notice to the relevant Process Agent in accordance with Section 33(d) of this Agreement) would, whether or not it has entered an appearance in New York, be enforceable against it by the courts of its jurisdiction of organization, and the enforcement of any such judgment would not be contrary to the laws or public policy of its jurisdiction of organization.

      (k) The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of such Initial Lessee Party is set forth in Schedule 6.

      SECTION 8A. General Covenants of each Lessee Party. Each Lessee Party covenants and agrees with each other party hereto as follows:

      (a) It shall (i) preserve and maintain its legal existence and all of its material rights, privileges and franchises, (ii) maintain its corporate existence under and in compliance with all Applicable Laws, (iii) conduct its business in all material respects in accordance with all Applicable Laws and regulations binding on it and its operations or assets, and (iv) promptly provide Ex-Im Bank, the Facility Agent and the Security Trustee with such financial and other information concerning its or a Lessor's affairs as Ex-Im Bank or the Security Trustee may from time to time reasonably request in connection with the transactions contemplated by this Agreement and any other Operative Document to which it is a party.

      (b) It shall not enter into any business or other activity other than (i) the transactions contemplated hereunder; and (ii) activities incidental to the foregoing.

      (c) It shall not, to the extent it may lawfully so agree, (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, within or outside any Relevant Jurisdiction referable to it, relating to bankruptcy, insolvency, examinership, reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (ii) seek appointment of a receiver, trustee, examiner, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors, or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above.

      (d) It shall not, to the extent it may lawfully so agree, consolidate with or merge into any other Person or convey, transfer or lease all or any material part of its assets to any Person, whether in a single transaction or a series of transactions, except as expressly permitted by the Operative Documents and so long as any such transaction does not give rise to a Lease Event of Default under any Lease to which it is a party or any Claim which any Lessee is not obligated to indemnify hereunder.

      (e) It shall, as promptly as practicable, provide to Ex-Im Bank, the Facility Agent and the Security Trustee such information as may be reasonably requested by Ex-Im Bank, the Facility Agent or the Security Trustee in order to comply with any request or requirement for information in respect of any of the Aircraft for which it is Lessee by any Government Body.

      (f) Promptly after it knows that any Lease Event of Default under any Lease to which it is a party has occurred, it will provide the Lessor for such Aircraft, Ex-Im Bank, the Facility Agent and the Security Trustee with a notice of such Lease Event of Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action it has taken or proposes to take with respect thereto.

      (g) During the Term with respect to any Aircraft for which it is Lessee, neither it, nor anyone claiming through it or under it, shall set up, claim or seek to take advantage of any law now or hereafter in force in any jurisdiction where any such Aircraft may be situated in order to prevent, hinder or delay any effort on the part of the relevant Lessor, Ex-Im Bank, the Facility Agent or the Security Trustee to de-register such Aircraft, regain possession of such Aircraft, or re-export such Aircraft from any jurisdiction in which such Aircraft may be located upon the occurrence of an Event of Default, and it, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws; provided, that, for the purposes of this Section 8A(g), an Operating Lessee of such Aircraft under a Quiet Enjoyment Operating Lease shall not be a Person claiming through or under such Lessee.

      (h) Without limitation of its obligations under Section 10, it will pay and discharge any and all Taxes imposed on it or its income or profits or on any of its assets, prior to the date on which penalties attach thereto, except that it shall not be required to pay any such Taxes (a) the payment of which is being contested diligently in good faith and by proper proceedings that do not involve either any potential for criminal liability or the imposition of any Lien for which an adequate bond has not been posted by it, and against which it is maintaining adequate cash reserves in accordance with generally accepted accounting principles in its jurisdiction of organization, or (b) which, together with all related interest and penalties, would, if unpaid, not result in any material adverse change in its financial condition, in either case so long as such non-payment does not involve any substantial risk of the sale, seizure, forfeiture or loss of any Airframe or any Engine.

      (i) In respect of each Aircraft for which it is Lessee, it shall pay or caused to be paid all stamp duties, recordation taxes with respect to any Operative Document required to be paid in any State of Registration for such Aircraft, Aircraft registration taxes in any such State of Registration, acquisition tax in such State of Registration, property taxes and surtaxes thereon in such State of Registration and any taxes imposed under the laws of the any Relevant Jurisdiction referable to it, in each case in connection with each such Aircraft, the related Lease, the related Sublease, if any, the GATX Guarantee, any Operating Lease for such Aircraft, the Operating Lessor Security Assignment and the other Operative Documents to which it is a party.

      (j) In respect of each Aircraft for which it is Lessee, it shall provide the relevant Lessor, Ex-Im Bank, the Facility Agent and the Security Trustee written notice, promptly after it becomes aware, of the commencement of any and all litigation or arbitral proceedings not covered by insurance (except for deductibles standard to the airline industry) and of all proceedings in any jurisdiction:

            (i) which might, in its reasonable judgment, have a Material Adverse Effect on Lessor's title, ownership or other interest in such Aircraft;

            (ii) which might, in its reasonable judgment, have a Material Adverse Effect on the Liens on such Aircraft constituted by the Security Documents relating to such Aircraft;

            (iii) which might, in its reasonable judgment, have a Material Adverse Effect on any other Liens constituted by the Security Documents relating to such Aircraft; or

            (iv) which might, in its reasonable judgment, have a Material Adverse Effect on its ability to perform its obligations under this Agreement, the Lease for such Aircraft, the Sublease (if any) for such Aircraft, any Operating Lease for such Aircraft or the other Operative Documents to which it is a party.

      (k) It shall comply with any and all of its covenants and agreements contained in the Operative Documents, whether as Lessee Party, Lessee, Sublessee or Operating Lessor, as the case may be.

      SECTION 8B. Covenants of each Lessee relating to the Aircraft Financing Documents.

      (a) Except as may be agreed in writing to the contrary by Ex-Im Bank as (whether as contemplated by Section 8B(b) or otherwise), each Lessee Party covenants and agrees with-each other party hereto as follows:

            (i) It (at its own or GFC's cost and expense) will cause, in respect of each Aircraft for which it is Lessee or Sublessee, the Operating Lease, the Security Documents to which it is a party and any other appropriate documents reasonably requested by Ex-Im Bank, the Facility Agent or the Security Trustee to be promptly filed and recorded, or filed for recording, to the extent permitted under Applicable Laws of the State of Registration of such Aircraft or any other Relevant Jurisdiction (referable to such Aircraft). It (at its own or GFC's cost and expense) will promptly execute and deliver any document or instrument reasonably requested by Ex-Im Bank, the Facility Agent or the

      Security Trustee and otherwise fully cooperate with Ex-Im Bank, the Facility Agent and the Security Trustee in a timely manner in connection with the filing and recordation of each Security Document and, to the extent permitted by Applicable Laws, any supplement thereto, with the Civil Aviation Authority and Governmental Bodies of such State of Registration or any other such Relevant Jurisdiction, as appropriate.

            (ii) It (at its own or GFC's cost and expense) shall (i) execute, acknowledge, deliver, file, notarize and register all such further agreements, instruments, certificates, documents and assurances, and perform such acts as any Lessor, Ex-Im Bank, the Facility Agent or the Security Trustee may consider reasonably necessary to effectuate the purposes of this Agreement and the other Operative Documents to which it is a party, (ii) promptly obtain from time to time and maintain in full force and effect all such governmental licenses, authorizations, consents, permits and approvals under Applicable Laws as may be required to enable it to comply with its obligations under this Agreement and the other Operative Documents to which it is a party and (iii) promptly provide any Lessor, Ex-Im Bank, the Facility Agent and the Security Trustee with evidence of the foregoing reasonably satisfactory in form and substance to such Lessor, Ex-Im Bank, the Facility Agent and the Security Trustee.

            (iii) With respect to each Aircraft for which it is Lessee or Sublessee, it shall be responsible (at its own or GFC's cost and expense) for recording and re-recording, registering and re-registering and filing and re-filing of (1) the Lease, the Sublease (if any), any Operating Lease, the Aircraft Mortgage, the Local Mortgage, the Operating Lessor Security Assignment, each other Security Document, in each case, relating to such Aircraft, and each and every amendment and supplement to any thereof and (2) such other instruments from time to time as may be reasonably requested by the Lessor for such Aircraft, Ex-Im Bank, the Facility Agent or the Security Trustee, in each case in all Relevant Jurisdictions relating to such Aircraft as such Lessor, Ex-Im Bank, the Facility Agent or the Security Trustee shall from time to time reasonably require in order that (x) the rights of Lessor in respect of such Aircraft and such Lease, (y) the Lien of such Aircraft Mortgage, Local Mortgage (if any) and other Security Documents, and (z) the rights, priorities, perfection and remedies of the parties hereto under the Operative Documents referable to such Aircraft may be established, confirmed, maintained and protected in each such Relevant Jurisdiction; and it shall furnish to such Lessor, Ex-Im Bank, the Facility Agent and the Security Trustee reasonably satisfactory evidence of every such recording, registering and filing.

            (iv) With respect to each Aircraft for which it is Lessee or Sublessee, it shall at all times ensure that the Security Trustee shall have a first priority and perfected Lien on such Aircraft, and the other collateral comprising the Trust Estate in each Relevant Jurisdiction (referable to such Aircraft).

            (v) If, in respect of any Aircraft, at any time after the Borrowing Date in relation to such Aircraft and prior to the Secured Obligations in respect of such Aircraft having been paid or satisfied in full, the relevant State of Registration shall execute and ratify the Cape Town Convention and the Cape Town Convention shall be in full force and effect in the jurisdiction of the State of Registration, the relevant Lessee shall, upon the request of the Security Trustee but at the expense of the relevant Lessee or GFC, cause any and all of the interests created by the Operative Documents which constitute an International Interest in relation to such Aircraft to be duly registered in accordance with the provisions of the Cape Town Convention and shall cause all other filings and recordings and all such other action required under the Cape Town Convention to be effected and taken, in order to protect and perfect the respective right, title and interests of the Secured Parties thereunder.

      (b) If the cost of complying with any obligation under Section 8B(a), 8C(c) or 8E(f) (whether in respect of registration fees, stamp duty, notarial fees or otherwise) in respect of an Aircraft is more than nominal, GFC may notify Ex-Im Bank in writing, specifying the nature of the obligation and cost of compliance and the alternative course of action it desires to take or cause the Lessee for such Aircraft to take, as the case may be ("REGISTRATION WAIVER REQUEST"). Following receipt by Ex-Im Bank of a Registration Waiver Request, Ex-Im Bank agrees to consult with GFC with respect to such Registration Waiver Request as to whether, and what conditions, if any, the relevant obligation(s) may be waived; provided, that Ex-Im Bank's failure to consult with GFC shall not affect Ex-Im Bank's, GFC's or such Lessee's rights and obligations hereunder. Without limiting the previous sentence, any such consultation may have regard to, among other things, (1) the provisions of the Jurisdictional Questionnaire in respect of the State of Registration of such Aircraft and (2) whether reputable counsel in such State of Registration can confirm that the rights of the Security Trustee to terminate the relevant Lease and repossess the Aircraft pursuant to the assignment of such Lease pursuant to the Aircraft Mortgage for such Aircraft and the relevant Operating Lessor Security Assignment gives at least equivalent protection as such rights the Security Trustee would have enjoyed if such Aircraft Mortgage (as the case may be) had been registered. If Ex-Im Bank responds to a Registration Waiver Request it shall do so in writing.

      SECTION 8C. Certain Covenants Relating to the Re-leasing of Aircraft.

      (a) New Operating Leases. From the Borrowing Date for an Aircraft such Aircraft will be subject to the Initial Operating Lease for such Aircraft. Subject to the terms and conditions set forth in this Section 8C, prior to the scheduled expiration, and following the expiration or any early termination, of the Operating Lease Period under the Initial Operating Lease or any subsequent Operating Lease for such Aircraft, GFC will endeavour to procure that a Lessee Party (as a Lessee or a Sublessee) concludes a new Operating Lease for such Aircraft to begin as soon as practicable after such expiry or other termination of such Operating Lease Period and shall ensure that, except as otherwise agreed by Ex-Im Bank:

            (i) any such new Operating Lease will contain provisions which conform to the Minimum Lease Provisions;

            (ii) without limiting (i), any such new Operating Lease must otherwise be in such form as is consistent with the Standard;

            (iii) any such new Operating Lease does not contain terms which would prevent it or the relevant Lessee or Borrower from being able to comply with its obligations under the Operative Documents;

            (iv) any such new Operating Lease must be with an Eligible Operating Lessee (or expressly provide that the leasing under such new Operating Lease may not commence until such lessee is an Eligible Operating Lessee);

            (v) any rental payments, maintenance reserves, security payments or other amounts payable by the new Operating Lessee in respect of the leasing of the Aircraft are expressed to be payable under and pursuant to the Operating Lease; and

            (vi) the entry of such new Operating Lease will not, having regard to the Other Operating Leases, be inconsistent with the Home Country Rules.

      Irrespective of any Operating Lease entered into for, or in the event that no new Operating Lease is entered into following the termination or expiry of any Operating Lease Period for, an Aircraft, the relevant Lessee shall remain primarily liable hereunder, under the Lease for such Aircraft and the other Operative Documents to which it is a party.

      (b) Notice. As soon as such information is available, but no later than
(i) two (2) Business Days prior to entering into any new Operating Lease for an Aircraft, GFC will provide Ex-Im Bank and the Facility Agent with written notice of the Operating Lease Particulars; and (ii) ten (10) Business Days (or such fewer number of days as may, upon request by GFC, be agreed by Ex-Im Bank) prior to entering into any new Operating Lease, GFC will provide Ex-Im Bank with a duly completed Jurisdictional Questionnaire with respect to the proposed State of Registration, provided, that, no such Jurisdictional Questionnaire shall be required if: (A) the proposed State of Registration is the same as the existing State of Registration for such Aircraft. (B) unless Ex-Im Bank requests it, GFC has submitted a Jurisdictional Questionnaire in respect of such proposed State of Registration for such Aircraft or any Other Aircraft within the previous 12 months, or (C) Ex-Im Bank notifies GFC that it is not necessary. To the extent Ex-Im Bank has a Jurisdictional questionnaire or similar document for the proposed State of Registration which is not confidential to any other Person, it will use reasonable endeavors to provide such questionnaire to GFC for updating by the Local Counsel referable to such Aircraft, provided that Ex-Im Bank will not be liable for any failure to so provide such a questionnaire and any such failure will shall not limit GFC's or any Lessee's obligations under this
Section 8C or any other Operative Document.

      (c) Conditions Precedent. Provided no Material Default has occurred and is continuing with respect to the Lease for such Aircraft, the Lessee or Sublessee of an Aircraft may enter into and commence the leasing of such Aircraft pursuant to a new Operating Lease if:

            (i) the Operating Lessee thereunder has provided insurance certificates and letters of undertaking evidencing compliance with its insurance covenants and undertakings under such new Operating Lease;

            (ii) Except as may be agreed to the contrary by Ex-Im Bank as provided in Section 8B(b):

                  (A) the priority, validity and enforceability of the relevant
            Aircraft Mortgage and will not be adversely affected by such leasing or, without prejudice to clause (vi) below, such Aircraft Mortgage so far as it relates to such Aircraft is replaced by, or supplemented with a new mortgage in such form and substance as may be required by the Security Trustee and the Facility Agent to give the Secured Parties a first priority Lien or, with the consent of Ex-Im Bank, the best security position available within any Relevant Jurisdictions (referable to such Aircraft), having regard to, among other things, the duly completed Jurisdictional Questionnaire for the relevant State of Registration;

                  (B) all appropriate steps have been taken to ensure the continued first priority, validity and enforceability of the relevant Aircraft Mortgage, any such new or supplemental mortgage and each of the other Security Documents, or amendments or replacements thereto satisfactory to the Instructing Group are made to ensure such continued first priority, validity and enforceability;

            (iii) such Aircraft remains registered with the Civil Aviation Authority with which it is registered immediately prior to commencement of such Operating Lease or is reregistered with the Civil Aviation Authority of the jurisdiction in which the proposed Operating Lessee has actual possession or operational control of the Aircraft or (with the prior written consent of Ex-Im Bank, acting reasonably), such other Civil Aviation Authority as GFC considers appropriate in accordance with the Standard) in the name of the relevant Lessor as owner, the relevant Lessee and (if any) the relevant Sublessee, as sublessor, as the case may be, and such new Operating Lessee as operator, with the Security Trustee's interest noted (in each case to the extent permitted by Applicable Law);

            (iv) the Guarantors have provided a GATX Guarantee Confirmation in respect of such Aircraft;

            (v) in the case of any proposed Quiet Enjoyment Operating Lease, or any Subject and Subordinate Operating Lease involving a change in the State of Registration, the Security Trustee has received (except to the extent otherwise agreed by Ex-Im Bank under Section 8B(b)) an opinion from counsel selected by GFC and approved by the Instructing Group (such approval to be considered promptly and not to be unreasonably withheld) addressed to the relevant Lessor, relevant Lessee, the Security Trustee, Ex-Im Bank and the Facility Agent in terms reasonably satisfactory to the Instructing Group:

                  (A) to the effect that the interests of the relevant Lessor, as owner of the Aircraft, and the Security Trustee, as mortgagee, and (in the case of a Quiet Enjoyment Operating Lease) assignee of the relevant Quiet Enjoyment Operating Lease (or, in the case that such counsel opines that, as a matter of law, the jurisdiction where registration or re-registration of the Aircraft is sought does not recognize and will not enforce the rights of a mortgagee as such, to the effect that (1) the interests of the Security Trustee as holder of rights and remedies substantially similar to those of the Security Trustee as mortgagee in other jurisdictions where the Aircraft Mortgage is recognized as legal, valid and enforceable, including without limitation the right to sell, assign or otherwise transfer the owner's interest in the Aircraft to satisfy any obligations secured by the Aircraft Mortgage subject to the terms and conditions of the Aircraft

            Mortgage) will be recognized and will be legal, valid and enforceable in the jurisdiction of the relevant Operating Lessee,
            (2) the Security Trustee, as mortgagee or holder of equivalent security over the Aircraft will, at least to the best of such counsel's knowledge and belief, be able to recover possession of the Aircraft (subject to the rights of an Operating Lessee under a Quiet Enjoyment Operating Lease for such Aircraft) upon enforcement of the Aircraft Mortgage or equivalent security and (3) any necessary filings, registrations or other formalities have, so far as possible in such jurisdiction, been performed and observed in order to protect and perfect, (w) the interests of such Lessor in the Aircraft, (x) the first priority security interest in the Aircraft created under the Aircraft Mortgage and (y) in the case of a Quiet Enjoyment Operating Lease, the first priority security interest in such Quiet Enjoyment Operating Lease);

                  (B) to the effect that the obligations of the Operating Lessee under the relevant Operating Lease are its legal, valid and binding obligations enforceable in accordance with their terms under the laws of its jurisdiction ranking at least pari passu with all unsecured unsubordinated Indebtedness of such Operating Lessee (subject only to standard bankruptcy or equity exceptions), and

                  (C) to the extent not dealt with in the Jurisdictional Questionnaire provided under Section 8C(b) or in the event no Jurisdictional Questionnaire is provided, identifying the legal requirements which will need to be followed or observed in order for the Aircraft to be deregistered and exported from the relevant country following the expiration or termination of the Operating Lease Period pursuant to the relevant Operating Lease;

            (vi) in any case involving a change in the State of Registration, neither the Security Trustee nor Ex-Im Bank has notified GFC that the Instructing Group is of the view that matters covered by the Jurisdictional Questionnaire or the formalities identified in the opinion referred to in clause (v) above are not reasonably satisfactory to it as to matters concerning the procedures for repossessing, de-registering and re-exporting the Aircraft or are materially prejudicial to the rights and interests of the Security Trustee or the Secured Parties;

            (vii) in the case of any Subject and Subordinate Operating Lease, the Security Trustee has received an opinion from counsel selected by GFC and approved by the Instructing Group (such approval to be considered promptly and not to be unreasonably withheld) addressed to the relevant Lessor, Ex-Im Bank, the Security Trustee and the Facility Agent and in terms reasonably satisfactory to the Instructing Group prior to the date such Operating Lease becomes binding on Operating Lessor and proposed date of delivery of the Aircraft under such Subject and Subordinate Operating
      Lease:

                  (A) to the effect that the subject and subordinate provisions set forth therein are effective and binding on the relevant Operating Lessee and as a consequence the relevant Operating Lessee will have no rights at law to interfere with the termination of the leasing of the Aircraft in the circumstances expressly contemplated by such subject and subordinate provisions, and

                  (B) to the effect that the interests of the relevant Lessor, as lessor of the Aircraft, and of the Security Trustee, as mortgagee, will not, as a matter of law, be interfered with by such Subject and Subordinated Operating Lease; and

            (viii)GFC has delivered to the Security Trustee (1) (if such new Operating Lease is a Quiet Enjoyment Lease Agreement) in relation to such new Operating Lease a copy of such new Operating Lease and an Operating Lessee Consent, and (2) unless otherwise agreed by Ex-Im Bank, an Assignment of Insurances, duly executed by the proposed Operating Lessee.

      (d) Conditions Subsequent. Upon or, if not available, as soon as reasonably practicable after the commencement of the leasing of an Aircraft pursuant to an Operating Lease, GFC will provide to the Security Trustee:

            (i) copies of the current Certificate of Airworthiness and Certificate of Registration issued by the Civil Aviation Authority for such Aircraft; and

            (ii) a copy of such new Operating Lease and, if the Instructing Group shall so request, copies of the conditions precedent delivered by the relevant Operating Lessee pursuant to such new Operating Lease.

      (e) Discussions. GFC agrees it will, if contacted by Ex-Im Bank or its legal counsel, discuss in good faith with Ex-Im Bank and its legal counsel:

            (i) the progress of its efforts to conclude a new Operating Lease for any Aircraft in accordance with this Section 8C;

            (ii) the proposed principal terms and conditions of any proposed new Operating Lease for such Aircraft; and

            (iii) the steps that should or can be taken to ensure that, in connection with the entering into of a new Operating Lease for such Aircraft and the commencement of leasing of such Aircraft thereunder, the Aircraft Mortgage on or in respect of such Aircraft can remain effectively secured in accordance with clause (c)(ii) above.

      (f) Co-operation. Each of the Facility Agent and the Security Trustee agrees to take at GFC's cost such action as GFC may reasonably request in connection with a new Operating Lease which is permitted hereunder.

      (g) Subleasing or Re-registration. Except as otherwise permitted by any of the Operative Documents, none of GFC, any Lessee Party or any Lessor Party may, without the consent of Ex-Im Bank and the Security Trustee, (i) lease, or cause any Lessee to lease any Aircraft to any Person other than an Operating Lessee or a Lessee Party, (ii) lease, or cause any Sublessee to lease, any Aircraft to any Person other than an Operating Lessee, (iii) permit any Operating Lessee to lease any Aircraft to any Person unless such Person is an Eligible Operating Lessee, and (iv) permit any Operating Lessee to register any Aircraft in a jurisdiction other than the State of Registration applicable to such Operating Lessee at the commencement of its Operating Lease, unless the provisions of this Section 8C are complied with in respect of such re-registration at such time, determined as if such re-registration were in connection with a new Operating Lessee to such Operating Lessee.

      SECTION 8D. Certain Covenants of each Lessee relating to Operational Undertakings; Inspection; Registration; Nameplates and Insurance.

      (a) Operational Replacement of Parts, Alterations, Modifications and Additions Undertakings. Each Lessee Party shall, in respect of each Aircraft for which it is the Lessee or Sublessee:

            (i) during any period such Aircraft is Off-Lease, carry out, or procure that there is carried out, in relation to such Aircraft, (A) the Operational Undertakings as set forth in Schedule 3, and (B) the Replacement of Parts, Alterations, Modifications and Additions Undertakings as set forth in Schedule 4; and

            (ii) at all times during the Term for such Aircraft, manage or cause GFC to manage, as an operating lessor, such Aircraft and any Operating Lease for the Aircraft, monitor the applicable Operating Lessee's performance of the terms and conditions thereof and take such action before and after an Operating Lease Default or Operating Lease Event of Default as it considers reasonably necessary (in accordance with the Standard), provided that at any such time as a Lease Event of Default has occurred and is continuing, only the Security Trustee may declare an Operating Lease Event of Default and take any actions consequent after an Operating Lease Event of Default; and

            (iii) at all times during the Term for such Aircraft, shall comply with or cause to be complied with each Airworthiness Directive issued from time to time applicable to such Aircraft on or prior to the later of (A) the date by which the same is required to be carried out and (B) if the Operating Lessee for such Aircraft fails to cause compliance by the time referred to in clause (A), as soon as possible after such Aircraft is Off-Lease.

      (b) Inspection. Each Lessee Party shall, in respect of each Aircraft for which it is the Lessee or Sublessee, permit, and cause each Operating Lessee of such Aircraft to permit, any qualified appraiser designated in writing by the Instructing Group to visit and inspect (at any reasonable time; provided that such inspection (i) shall not interfere with such Lessee's or Operating Lessee's operational commitments and (ii) unless a Lease Event of Default has occurred which is continuing, will not take place more than once a year) such Aircraft, its condition, use and operation and the records maintained in connection therewith and to make copies of such records as the Instructing Group may reasonably designate. Neither the Security Trustee nor any other Secured Party shall have any duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. Any costs incurred by the Instructing Group pursuant to this Section 8D(b) in respect of, for each Aircraft, one such inspection per annum or, for any or all Aircraft, at a time when a Lease Event of Default has occurred and is continuing, shall be for the account of the Lessee or GFC. During any period such Aircraft is Off-Lease such Lessee shall, and at all other times Lessee shall use all reasonable efforts to, furnish the Instructing Group with such information concerning the location, condition, use and operation of such Aircraft as the Security Trustee may reasonably request.

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

      (c) Registration. Each Lessee Party shall, in respect of each Aircraft for which it is the Lessee or Sublessee:

            (i) at all times during any period such Aircraft is Off-Lease, unless the Aircraft is imminently scheduled for major maintenance or modification or as otherwise agreed by the Instructing Group, ensure that the Aircraft shall be registered in the United States of America, Ireland, the Seychelles, Bermuda or any other jurisdiction acceptable to the Instructing Group (acting reasonably), and the Lessor for such Aircraft will undertake, at such Lessee's or GFC's cost, all lawful actions reasonably requested in writing by such Lessee or GFC which are necessary to ensure the Aircraft is so registered; and

            (ii) at all times during any period such Aircraft is not Off-Lease, cause the Aircraft to be duly registered under the laws of the State of Registration for such Aircraft and, except as otherwise provided in
      Section 8C, to remain duly registered under the laws of the State of Registration (and the Lessor for such Aircraft will undertake all lawful actions requested in writing by such Lessee or GFC which are necessary to permit such registration to be so maintained), and shall not, except as otherwise provided in Section 8C or 8D(c)(i), register the Aircraft under the laws of any country other than the State of Registration.

      (d) Insurance. In respect of each Aircraft for which it is the Lessee or Sublessee, each Lessee Party shall at all times cany out, or procure that there is carried out, in relation to such Aircraft, the Insurance Undertakings as set forth in Schedule 5.

      SECTION 8E. Certain Covenants of GFC, Lessees and Lessors relating to Modifications to Leases and Operating Leases and the Disposition of Aircraft.

      (a) No Modification of Leases Etc. None of GFC, any Lessee or any Lessor, may, without the consent of Ex-Im Bank and the Security Trustee, amend, waive, vary, alter or modify (each, a "MODIFICATION"), or give any approval, consent or permission to any Modification of:

            (i) any Lease or any provision thereof, to which it is a party, except as permitted in Section 8E(c) in connection with the sale of an Aircraft;

            (ii) any Sublease to which it is a party in any manner that would result in the rights of the Sublessee not being subject and subordinate to the rights of the applicable Lessor and the Security Trustee in such Aircraft under the Operative Documents; or

            (iii) any Operating Lease to which it is a party, if the effect of such Modification would be that such Operating Lease would not meet the requirements for a new Operating Lease as set forth in Section 8C(a) and 8C(c).

      Save as provided to the contrary in this Section 8B(a), for as long as no Lease Event of Default has occurred which is continuing, each Lessee may amend, waive, vary, alter or modify, and agree to amend, waive, vary, alter or modify, any Sublease or Operating Lease to which it is a party.

      (b) No New Operating Leases. None of GFC, any Lessee or any Lessor may, without the consent of Ex-Im Bank and the Security Trustee, enter into, conclude, or commence the leasing, subleasing or sub-subleasing of any Aircraft under, any lease, agreement or other arrangement, except as permitted under
Section 8C.

      (c) No Sale of Aircraft. Except as otherwise permitted by any of the Operative Documents, none of GFC, any Lessee or any Lessor may, without the consent of Ex-Im Bank and the Security Trustee, sell, transfer, assign, lease or otherwise dispose of (each, a "DISPOSITION"), its interest in any Aircraft, Engine or Part, any Lease, Sublease or Operating Lease or any other item of Collateral (including any Disposition in connection with any enforcement of remedies under any Lease, Sublease or Operating Lease), provided, that any such Person may cause a Disposition of an Aircraft if each of the following conditions is satisfied: (i) no Lease Default or Loan Default has occurred and is continuing at the time of such Disposition, (ii) upon or prior to such Disposition, the Loan for such Aircraft, together with all other amounts due and owing to the Secured Parties under the Operative Documents are paid in accordance with Section 2.4 of the Loan Agreement and (iii) either (A) in the case of the first four Aircraft to be the subject of a Disposition, GFC has provided a Non-Discrimination Certificate to Ex-Im Bank or (B) in the case of any Aircraft, immediately following the Disposition of such Aircraft, the LTV Ratio for the Other Aircraft (established on the basis of an Appraised Value determined as of a date occurring not more than sixty (60) days prior to the date of such Disposition) is no more than 77% (as established by a copy of the relevant Appraisal of the Other Aircraft).

      SECTION 8F. General Covenants of GFC. Without limiting the GATX Guarantee, GFC covenants and agrees with each other party hereto as follows:

      (a) It shall cause each Lessee Party, Borrower Party and Lessor Party to observe or perform all of its covenants, obligations and undertakings under the Operative Documents; provided, that each such Person's obligations, if any, to re-imburse GFC, and GFC's recourse against each such Person, for any amounts paid by GFC on behalf of such Person shall be as provided in Sections 30 and 32.

      (b) It shall provide to Ex-Im Bank, the Facility Agent and the Security Trustee copies of (x) audited financial statements of the Guarantors for the financial year ended as of December 31,2002 and for each financial year thereafter as soon as they are available but in any event not later than 120 days after the close of the relevant financial year and (y) the Guarantors' unaudited semi-annual financial statements to the extent available as soon as they are available but in any event not later than sixty (60) days after the close of the relevant period. Each financial statement provided hereunder shall have been prepared in accordance with GAAP consistently applied and shall be in English and shall be accompanied by a certificate of an Authorized Officer of GFC stating that, based on an examination sufficient to enable such officer to make an informed statement, no Lease Default has occurred and is continuing under any Lease or, if such is not the case, specifying such Lease Default and its nature, when it occurred and the steps being taken by GFC with respect thereto.

      (c) It shall, as promptly as practicable, provide to Ex-Im Bank, the Facility Agent and the Security Trustee such information as may be reasonably requested by Ex-Im Bank, the

Facility Agent or the Security Trustee in order to comply with any request or requirement for information in respect of any of the Aircraft by any Government Body.

      (d) Promptly after it knows that any Lease Event of Default has occurred, it will provide the Lessor for such Aircraft, Ex-Im Bank, the Facility Agent and the Security Trustee with a notice of such Lease Event of Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action it has taken or proposes to take with respect thereto.

      (e) Except as otherwise agreed by Ex-Im Bank pursuant to Section 8B(b), it shall take, or shall cause to be taken, such action with respect to the Lessee Share Pledge Agreements and the Lessor Share Pledge Agreements as is or may be necessary (in the reasonable opinion of Ex-Im Bank or the Facility Agent), or that the Facility Agent, the Security Trustee or Ex-Im Bank may from time to time request to establish, protect, preserve and/or perfect the Lien created thereby and will furnish to the Facility Agent, the Security Trustee and Ex-Im Bank prompt notice of the necessity of any such action, together with such instruments, in execution form, and such other information as may be required to enable the Facility Agent, the Security Trustee or Ex-Im Bank to take such action.

      SECTION 8G. Additional Security.

      (a) On the Borrowing Date for an Aircraft, the relevant Borrower shall pay the Security Amount for such Aircraft to the Trust Company to be held by the Trust Company in the Security Account in accordance with the provisions of
Section 8G and Section 13(k).

      (b) Grant of Additional Security. To secure the Secured Obligations, each Borrower hereby assigns and pledges to the Security Trustee for the benefit of the Secured Parties, and hereby grants to the Security Trustee for the benefit of the Secured Parties a security interest in, all of its right, title and interest in and to the Account Collateral.

      (c) Remedies. If an Event of Default shall have occurred and be continuing:

            (i) The Security Trustee may exercise in respect of the Account Collateral, in addition to other rights and remedies provided for herein, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to such Collateral).

            (ii) All cash proceeds on deposit in the Security Account or received by the Security Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Account Collateral may, in the discretion of the Security Trustee, be held by the Security Trustee as collateral for, and/or then or at any time thereafter applied in whole or in part by the Security Trustee for the benefit of the Secured Parties against, all or any part of the Secured Obligations in accordance with Section 21.

      (d) Scheduled Release of Account Collateral. On each Release Date, provided that no Lease Default or Loan Default has occurred and is continuing on such date (and GFC has provided the Security Trustee with a certificate to that effect from an Authorized Officer), the

Security Trustee shall direct the Trust Company to pay, and the Trust Company shall pay, to GFC, on behalf of the Borrowers from the Security Account the lesser of:

            (i) (A) in the case of any Release Date (other than the Final Release Date), the Scheduled Release Amount plus all Investment Earnings, if any, on investments of funds on deposit in the Security Account that have accrued since the immediately preceding Release Date (or, in the case of the First Release Date, since the first Borrowing Date); and

                  (B) in the case of the Final Release Date, the balance of the Security Account, and all Investment Earnings on investments of funds on deposit in the Security Account that have accrued since the immediately preceding Release Date; and

            (ii)  the amount on deposit in the Security Account,

      (e)   Special Release of Account Collateral. In the event that:

            (i) any Aircraft is purchased by the Lessee of such Aircraft in accordance with the Lease thereof or an Event of Loss occurs with respect to such Aircraft; and

            (ii) the Borrower in respect of such Aircraft prepays the Loan relating to such Aircraft and any other amounts due and owing under the Operative Documents in accordance with the terms of the Loan Agreement, then, so long as no Lease Default or Loan Default has occurred and is continuing at such time (and GFC has provided the Security Trustee with a certificate to that effect from an Authorized Officer), the Security Trustee shall, immediately following payment by such Borrower of the amounts specified in clause (ii) above, direct the Trust Company to pay, and the Trust Company shall pay to GFC, on behalf of such Borrower, an amount equal to the lesser of:

      (A) the Security Amount for such Aircraft less any amounts attributable thereto (not including any Investment Earnings thereon) which prior thereto have been paid by the Trust Company pursuant to Section 8(G)(d) in respect of such Aircraft; and (B) the amount on deposit in the Security Account.

      (f) If at any time the amount on deposit in the Security Account falls below the Required Amount (whether because of application of the Account Collateral under Section 8G(b), investment losses, fees and expenses of the Trust Company or otherwise), GFC shall immediately pay to the Security Account such amount so that the amount on deposit in the Security Account is equal to the Required Amount.

      (g) Any amounts payable to GFC on behalf of any Borrower under Section 8G(d) or (e) shall be paid by GFC on behalf of the relevant Borrower or Borrowers to the Lessees in such amounts as may be agreed from time to time between GFC and the Lessees as partial refundment of the Initial Rent paid by the relevant Lessee or Lessees.

      SECTION 9. Representations. Warranties and Covenants of Initial Lessor Party. Initial Lessor Parent, Walkers SPV. the Facility Agent the Initial Lender and the Security Trustee.

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

      (a) Each of the Initial Lessor Party (in relation to all representations and warranties set out in this Section 9(a)) and the Initial Lessor Parent (in relation to those representations and warranties set out in paragraphs (a)(i),
(a)(iii), (a)(iv), (a)(v), (a)(vi) and (a)(xviii) of this Section 9) represents and warrants in relation to itself as of the Signing Date (and each representation and warranty shall survive the Signing Date) that:

            (i) It is a company duly incorporated and validly existing under the law of its jurisdiction of incorporation. It has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and perform its obligations under each of the Operative Documents theretofore executed or to be executed by it on such date.

            (ii) Neither the execution and delivery by it of this Agreement and each of the other Operative Documents theretofore executed or to be executed by it on such date nor the performance by it of its obligations hereunder or thereunder requires the consent or approval of, the giving of notice to, or the registration or filing with, or the taking of any other action, in respect of its jurisdiction of incorporation.

            (iii) Neither the execution and delivery of this Agreement and each of the other Operative Documents theretofore executed or to be executed by it, the performance of its obligations hereunder or thereunder, nor its consummation of the transactions contemplated hereby or thereby will violate any Applicable Laws or will conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of any Lien (other than Permitted Liens) or any Lessor Lien upon any Aircraft or any Lien upon any of its other property or assets, under any Applicable Laws, its Constituent Documents or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it may be bound or to which any of its property or assets may be subject.

            (iv) The execution, delivery and performance of the Operative Documents executed or to be executed by it on such date have been duly authorized by all necessary corporate action. This Agreement and each of the other Operative Documents theretofore executed or to be executed by it on such date constitute, or upon execution will constitute, a direct, general and unconditional obligation of it, legal, valid and binding upon it and enforceable against it in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

            (v) It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Operative Documents to which it is or will become a party on such date that any of them or any other instrument be filed, recorded, registered or enrolled in any court, public office or elsewhere in its jurisdiction of organization or that, provided that none of the Operative Documents are executed in or brought into the Cayman Islands, any stamp, registration or similar tax be paid in its jurisdiction of incorporation on or in relation to any of the Operative Documents to which it is or will become a party on such date.

            (vi) The execution and delivery by it of this Agreement and each of the other Operative Documents theretofore executed or to be executed by it on such date and the performance by it of its obligations hereunder and thereunder do not require any approval or consent of any shareholder or stockholder, as applicable, trustee or holder of any of its Indebtedness or other obligations, other than as expressly contemplated by the Operative Documents or as theretofore obtained and in full force and effect.

            (vii) There are no pending or, to its knowledge, threatened investigations, suits or proceedings against it or affecting it or its properties.

            (viii)Since its incorporation, it has engaged in no business activity, and will engage in no business activities, except in respect of the transactions contemplated by the Operative Documents, and has incurred no Indebtedness other than as contemplated by the Operative Documents.

            (ix) Under the Applicable Laws on the Signing Date of its jurisdiction of organization, or any political subdivision or taxing authority thereof, there exists no tax, levy, deduction, charge or withholding on or in connection with the execution or delivery of the Operative Documents to which it is a party or any other document to be furnished thereunder or on any payment to be made to the Lenders, the Facility Agent, the Security Trustee or Ex-Im Bank under such Operative Documents.

            (x) All of the issued and outstanding share capital or capital stock, as applicable, of Initial Lessor is held by the Initial Lessor Parent free and clear of all Liens (other than the Lien of the Initial Lessor Share Pledge Agreement, the Initial Declaration of Trust and Lender Liens).

            (xi) Initial Lessor has obtained the appropriate corporate authority and is duly authorized under Applicable Law to hold Dollars to service its Indebtedness under the Operative Documents.

            (xii) It is located in the District of Columbia for the purposes of
      Section 307 of Article 9 of the Uniform Commercial Code.

            (xiii)The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address is correctly set forth in Schedule 6.

            (xiv) Neither it nor any of its assets enjoys any right of immunity, sovereign or otherwise, or exemption under Applicable Laws on any grounds from suit, seizure, execution, attachment or other legal process in respect of its obligations under this Agreement and each Operative Document to which it is, or is to be, a party; and the execution, delivery and performance of this Agreement and each Operative Document to which it is or is to be a party constitute its private and commercial acts.

      (b) Each Lessor further covenants and agrees for the benefit of the other parties hereto that, until all of the Secured Obligations applicable to it have been fully discharged, on and after the Signing Date it will:

            (i) (A) not create, incur, assume or suffer to exist any Lien on any of its assets or properties (other than Permitted Liens which are not Lessor Liens) and (B) promptly take such actions as may be necessary to duly discharge any such Liens or Lessor Liens at any time arising (notwithstanding any corresponding obligation of any Lessee to discharge any such Liens or Lessor Liens);

            (ii) to the extent such Lessor may lawfully so agree and except to the extent otherwise permitted by the Operative Documents, (A) preserve and maintain its legal existence and all of its material rights, privileges and franchises, (B) maintain its corporate existence under and in compliance with all Applicable Laws, and (C) conduct its business in all material respects in accordance with all Applicable Laws binding on it and its operations or assets and perform its obligations under the Operative Documents to which it is a party;

            (iii) not enter into any business or other activity other than (A) the business of purchasing and leasing each of the Aircraft pursuant to the Leases to which it is a party and the exercise of rights under, and the performance of all obligations to be performed by it pursuant to, the Operative Documents or any documents executed or to be executed by it in connection with the transactions contemplated by the Operative Documents or the sale, lease or other disposition of the Aircraft after the expiration or earlier termination of the leasing of any Aircraft under the Leases to which it is a party pursuant to the terms of the Operative Documents, (B) any other lawful business and activities expressly consented to in writing by Ex-Im Bank and the Facility Agent and GFC, (C) paying expenses incurred in the ordinary course of the business contemplated by the Operative Documents, and (D) activities incidental to the foregoing;

            (iv) not, to the extent it may lawfully so agree, (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, within or outside its jurisdiction of incorporation, relating to bankruptcy, insolvency, reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors; and not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above;

            (v) not contract for, create, incur or assume any Indebtedness (including contingent liability therefor), grant any credit, guarantee any debts or grant any indemnity other than pursuant to the Operative Documents or (subject to the receipt of any consents required by the Operative Documents) as otherwise expressly permitted by the other Operative Documents;

            (vi) not enter into any contract or agreement with any Person, nor create or incur, any liability to any Person, other than such contracts or liabilities, or both, as provided for or permitted or contemplated by the Operative Documents;

            (vii) not, to the extent it may lawfully so agree, (A) except as permitted under Section 9(d)(iv), consolidate with or merge into any other Person or convey, transfer or lease all or any material part of its assets to any Person, whether in a single transaction or a series of transactions, except as expressly permitted by the Operative Documents; and (B) issue any additional shares or capital stock, as applicable, or alter any rights attached to its issued shares or capital stock, as applicable, in existence at the date hereof except as required by any Applicable Laws;

            (viii)perform all of its obligations under the Operative Documents; and

            (ix) at the cost and expense of GFC (and GFC agrees to pay such costs), do and perform such other and further acts and deliver such further documents and assurances as may be reasonably requested by GFC, the Facility Agent, the Security Trustee or Ex-Im Bank to establish, maintain and protect the respective rights and remedies of any such party and to carry out and effect the intent and purpose of the Operative Documents to which it is a party.

      (c)   Each Lessor further covenants and agrees as follows:

            (i) If it fails to perform or comply with any of its agreements contained in the Operative Documents, then Ex-Im Bank, the Security Trustee or the Facility Agent may (but shall not be required to) itself perform or comply with such agreement;

            (ii) It hereby waives, to the extent permitted by Applicable Laws, its rights, if any, which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, revoke, alter, quit or surrender this Agreement, the Leases to which it is a party or any other Operative Document;

            (iii) In the event that it shall have received from any Lessee any payment under a Lease to which it is a party (including, without limitation, any payment of Rent or of insurance proceeds in connection with an Event of Loss with respect to an Aircraft) it shall not be entitled to retain such amount but shall be deemed to have received such payment in trust and shall immediately upon receipt pay such amount to the Facility Agent, Ex-Im Bank or the Security Trustee, as applicable, for application in accordance with this Agreement and the other Operative Documents;

            (iv) It shall perform, on the reasonable request of the Facility Agent, the Security Trustee or Ex-Im Bank, such further acts as may be necessary to carry out the intent of this Agreement or any Operative Document.

            (v) It shall ensure that any and all Collateral which is hereafter acquired by it shall, ipso facto, and without any further conveyance, assignment or act on the part of it, Ex-Im Bank, the Facility Agent, the Security Trustee or any Lender, become and be subject to the Lien of the relevant Security Document, as fully and completely as though specifically described therein;

            (vi) it shall not sell, transfer, assign, lease or otherwise dispose of (other than as expressly permitted by the Operative Documents) its interest in any Aircraft, the Leases to which it is a party or any other item of Collateral, or any portion thereof, other than in accordance with the final payment in full of all Secured Obligations, or as otherwise required by Section 8D. It shall not consent to or permit any amendment, alteration, waiver, novation or substitution of any of the Operative Documents, or consent to any alteration, waiver, novation or substitution with respect to any of the Collateral, or give any approval or consent or permission or make any determination or election provided for in any Lease to which it is a party reserved to it without the prior written consent of the Security Trustee (acting on the instruction of the Instructing Group, which the Instructing Group may withhold in its sole discretion). It shall not give any approval or consent or permission or make any determination or election (except for those provisions expressed to be at the direction of the relevant Lessee) under any Operative Document without the prior written consent of the Security Trustee (acting on the instruction of the Instructing Group, which may be withheld in its own discretion); and

            (vii) It will not enter into or consent to any amendment, modification or waiver of any Operative Document to which it is a party without, so long as no Guarantee Default or Lease Event of Default shall have occurred and be continuing, the prior consent of GFC, unless such amendment, modification or waiver does not have an adverse effect on the Lessee or the Guarantors (or any thereof).

      (d) Each Lessor Parent covenants and agrees with the other parties hereto that until all of its obligations under the Operative Documents have been fully performed, in relation to each Borrower and/or Lessor with respect to which it is Lessor Parent, it will:

            (i) take all action within its power to cause each such Borrower or Lessor to comply with its covenants, agreements and undertakings set forth herein and in the other Operative Documents to which each such Person is or will become a party (other than payment obligations under the Loan Agreement, the Security Documents and any other Operative Document);

            (ii) take, or cause to be taken, at GFC's sole cost and expense, such action with respect to each Lessor Share Pledge Agreements to which it as a party is or may be necessary (in the reasonable opinion of Ex-Im Bank or the Security Trustee), or that the Security Trustee or Ex-Im Bank may from time to time request to establish, protect, preserve and/or perfect the Lien created by such Lessor Share Pledge Agreements and will furnish to the Facility Agent, the Security Trustee and Ex-Im Bank prompt notice of the necessity of any such action, together with such instruments, in execution form, and such other information as may be required to enable the Facility Agent, the Security Trustee or Ex-Im Bank to take such action;

            (iii) not (only in its capacity as trustee of any Lessor Parent Trust pursuant to the relevant Declaration of Trust) enter into any business or other activity other than the

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

      business of owning or holding the shares of each such Borrowers and/or Lessors and the carrying out of the transactions contemplated hereby or by the other Operative Documents; and

            (iv) in the event of any change in Applicable Laws by any such Borrower's and/or Lessor's jurisdiction of incorporation after the date of this Agreement that materially restricts such Person's ability to perform any of its material obligations hereunder or under the other Operative Documents to which it is or will become a party or results in such Lessor incurring any material cost, liability or expense which it would otherwise not have incurred in the absence of such change in Applicable Laws, it shall (upon the request of GFC, Ex-Im Bank or the Facility Agent), at the cost of GFC, use its reasonable efforts to (A) authorize such Person to apply to be continued in a country or jurisdiction outside such Person's jurisdiction of organization and to be discontinued under the laws of such Person's jurisdiction of organization or organize a successor (in the case of the Initial Lessor Parent, in the Cayman Islands) of such Person that shall be able to perform all of the obligations of such Person under the Operative Documents to which it is or will become a party, (B) except in the case of the Initial Lessor Parent, demonstrate to the reasonable satisfaction of GFC. Ex-Im Bank and the Facility Agent that the continuation or a merger or consolidation of such Person with the successor or a transfer of all the property of such Person to the successor will cause GFC, Ex-Im Bank, the Facility Agent and the Lenders to be in a position at least equal, in all material respects, to that in which they were immediately preceding the effective date of such restriction and (C) cause such Person either to continue into such other jurisdiction or to merge or consolidate with such successor or to transfer all of its assets to such successor. Each Lessor Parent shall give GFC, Ex-lm Bank and the Facility Agent prior written notice of any proposed continuation, merger, consolidation or transfer under this clause (iv), together with proposed forms of documents for such continuation or for organization of the successor and the merger, consolidation or transfer. Each such Borrower and/or Lessor shall deliver to GFC, Ex-Im Bank and the Facility Agent such certificates, opinions and other documents as any of them may reasonably request in connection with such continuation, merger, consolidation or transfer. No party hereto shall unreasonably withhold or delay any consent or approval in connection with such merger, consolidation or transfer.

            (v) not (without the prior written consent of the Security Trustee), to the extent it may lawfully so agree, amend or modify any provision of a Lessor's or Borrower' Constituent Documents;

      (e) Each Lessor Parent Trust Company, in its individual capacity, represents, warrants and covenants as of, in the case of Walkers SPV, the Signing Date (which representations and warranties shall survive such Signing
Date) that:

            (i) it is a trust company duly organized and validly existing under the laws of its jurisdiction of incorporation and has the requisite power and authority to enter into the Operative Documents to which it is or will become a party and to carry out the transactions contemplated thereby;

            (ii) the Lessor Parent Trust under each Declaration of Trust to which it is a party is legally valid, binding and effective;

            (iii) there are no pending, or to its knowledge, threatened investigations, suits or proceedings against, or affecting the trust properties comprised within each Declaration of Trust to which it is a party;

            (iv) it has not permitted the Initial Borrower Party to enter into any agreement, indenture, mortgage, pledge or other transaction except as provided in the Operative Documents;

            (v) Initial Borrower Party has not engaged in any business other than as contemplated by the Operative Documents;

            (vi) the execution, delivery and performance by each of it and the Initial Lessor Parent of the Operative Documents to which it is or will become a party are not in violation of its Constituent Documents or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound or to which any of its property or assets may be subject (including each Declaration of Trust to which it is a party) or of any the Applicable Law of its jurisdiction of incorporation or governmental rule or regulation governing its trust powers in effect at the time of execution and delivery of such Operative Documents, and binding on it;

            (vii) neither the execution and delivery by either of it or the Initial Lessor Parent of any of the Operative Documents to which it is or will become a party nor the consummation by it of any of the transactions contemplated thereby require the consent or approval of, the giving of notice to, or the registration or filing with, or the taking of any other action in respect of, any agency or authority in its jurisdiction of incorporation;

            (viii)to the best of its knowledge, no Lessor Lien attributable to it or to the Initial Lessor Parent exists;

            (ix) the performance by the Initial Lessor Parent of its obligations under the Operative Documents to which it is or will become a party will not subject any Aircraft or any portion thereof to any Lien under any indenture, mortgage, deed of trust or other instrument to which it is a party or by which it is bound (other than as expressly permitted by the Operative Documents); and

            (x) it will perform its obligations under each Declaration of Trust and each Lessor Share Pledge Agreement to which it is a party.

      (f) The Security Trustee represents and warrants to each party hereto as of each Borrowing Date (which representations and warranties are made in its individual capacity and shall survive such Borrowing Date) that:

            (i) it is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has the requisite power and authority to enter into the Operative Documents to which it is or will become a party and to carry out the transactions contemplated thereby;

            (ii) it has duly authorized, executed and delivered the Operative Documents to which it is or will become a party and each of such Operative Documents constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

            (iii) the execution, delivery and performance by it of the Operative Documents to which it is or will become a party have been duly authorized by all necessary action on its part, do not require any approval of its stockholders or consent of any trustee or holder of its indebtedness or other obligations and are not in violation of its charter, by-laws or similar instrument or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound or to which any of its property or assets may be subject or of any constitutional provision, law, ordinance, decree or regulation of the United States or the State of Utah, or any agency, department or instrumentality of either thereof governing its banking and trust powers in effect at the time of execution and delivery of such Operative Documents, and binding on it and will not result in a Lien upon any of the Collateral except as contemplated by the Operative Documents

      (g) The Security Trustee covenants and agrees not to consent to or permit any amendment, alteration, waiver, novation or substitution of any of the Operative Documents, or consent to any alteration, waiver, novation or substitution with respect to any of the Collateral, or give any approval or consent or permission or make any determination or election provided for in any Operative Document, except as expressly permitted by the Operative Documents.

      (h) The Initial Lender represents and warrants to each other party hereto that such party is purchasing the Interest to be acquired by it for its account for investment and with no present intention of distributing or reselling such Interest or any part thereof in violation of the Securities Act of 1933, but without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of such Interest in compliance with the applicable securities laws of any applicable jurisdiction and the terms of the Operative Documents. The Initial Lender further represents and warrants to each Lessee and Ex-Im Bank that no part of the funds to be used by it to purchase or fund, as the case may be, its Interest in connection with the transactions contemplated hereby constitutes plan assets of an employee benefit plan in relation to itself or its Affiliates (other than, for the avoidance of doubt, solely by virtue of holding any commercial paper issued by the Primary Lender) which is subject to the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA") and/or subject to Section 4975 of the United States Internal Revenue Code of 1986, as amended. The Initial Lender further covenants that (notwithstanding anything herein or in any other Operative Document to the contrary) it will not transfer its Interest to any transferee thereof, unless such transferee makes the representation and warranty contained in the previous sentences of this Section 9(i) and the covenant contained in this sentence and agrees to be bound by all of the other provisions hereof and of all the other

Operative Documents applicable to the Lenders. As used in this Section, the term "plan asset" shall have the meaning assigned to such term under ER1SA and the regulations promulgated thereunder.

      (i) Each of the Facility Agent and the Initial Lender represents and warrants to each of the parties hereto as of the date hereof and as of each Borrowing Date (which representations and warranties shall survive such Borrowing Date), and covenants and agrees for the benefit of each other party hereto that:

            (i) it is a public limited liability company duly organized and validly existing under the laws of its jurisdiction of incorporation and has the required power and authority to enter into the Operative Documents to which it is or will become a party and to carry out the transactions contemplated thereby;

            (ii) it has duly authorized, executed and delivered the Operative Documents to which it is or will become a party and each of such Operative Documents constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

            (iii) the execution, delivery and performance by it of the Operative Documents to which it is or will become a party have been duly authorized by all necessary action on its part, do not require any approval of its stockholders or consent of any trustee or holder of its indebtedness or other obligations and are not in violation of its charter, by-laws or similar instrument or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound or to which any of its property or assets may be subject and will not result in a Lien upon any of the Collateral except as contemplated by the Operative Documents; and

            (iv) the Facility Agent shall notify GFC of the amount of each installment of Basic Rent (including any applicable Additional Rental Amount) at least ten (10) days prior to each Basic Rent Payment Date; provided that the Facility Agent's failure to so notify GFC shall not relieve the relevant Lessee of its obligation to pay such amount of Basic Rent.

      (j) Notwithstanding anything contained herein to the contrary, each of the parties hereto (other than any Lessee) agrees and covenants in relation to each Aircraft and as to itself that, unless, in each case, a Lease Event of Default shall have occurred and be continuing, it will not take, and it will not permit any Person claiming through or under it to take, any action inconsistent with the relevant Lessee's rights under the Lease for such Aircraft or any other Operative Document to which such Lessee is a party, or otherwise through its own actions or failure to observe its obligations hereunder or under any other Operative Document in any way interfere with or interrupt the quiet enjoyment of the use, operation and possession of such Aircraft, the related Airframe or any related Engine, by such Lessee, the relevant Sublessee, if any, or any Operating Lessee thereof.

      (k) EXCEPT FOR THE FOREGOING REPRESENTATIONS AND WARRANTIES IN THIS PARTICIPATION AGREEMENT AND ANY OTHER REPRESENTATIONS EXPRESSLY MADE BY ANY PARTY HERETO IN ANY OTHER OPERATIVE DOCUMENT, NONE OF EACH LESSOR, EACH LESSOR PARENT TRUST COMPANY, EACH LESSOR PARENT, EACH LESSEE (IN ITS CAPACITY AS A LESSOR), EACH LENDER, THE FACILITY AGENT, EX-IM BANK OR THE SECURITY TRUSTEE MAKES OR SHALL BE DEEMED TO HAVE MADE OR TO MAKE ANY WARRANTIES, REPRESENTATIONS OR GUARANTEE OF ANY KIND, INCLUDING BUT NOT LIMITED TO (I) THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, COMPLIANCE WITH SPECIFICATIONS, OPERATION OF, OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN, OR TITLE TO, OR ANY DEFECT IN, ANY AIRCRAFT, ANY AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING DELIVERED, LEASED, SOLD OR TRANSFERRED UNDER THE OPERATIVE DOCUMENTS, (II) ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE. AGAINST INFRINGEMENT OR THE LIKE, OR ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (III) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT WITH RESPECT TO ANY AIRCRAFT, ANY AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING DELIVERED, LEASED, SOLD OR TRANSFERRED UNDER THE OPERATIVE DOCUMENTS, WHETHER OR NOT IN STRICT OR ABSOLUTE LIABILITY OR ARISING FROM THE NEGLIGENCE OF ANY LESSOR, LESSOR PARENT, LENDER, LESSEE (IN ITS CAPACITY AS A LESSOR), THE FACILITY AGENT, THE SECURITY TRUSTEE OR EX-IM BANK, ACTUAL OR IMPUTED OR (IV) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF, OR DAMAGE TO, ANY AIRCRAFT, ANY AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING, FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NONE OF EX-IM BANK, THE FACILITY AGENT, ANY LESSOR PARENT, ANY LENDER OR THE SECURITY TRUSTEE SHALL BE LIABLE OR OTHERWISE RESPONSIBLE IN ANY MANNER FOR ANY REPRESENTATION OR WARRANTY MADE BY ANY LESSOR, LESSEE (IN ITS CAPACITY AS A LESSOR) OR GFC, OR ANY OPERATING LESSEE (EXCEPT AS EXPRESSLY PROVIDED IN THE OPERATIVE DOCUMENTS).

      SECTION 10. Indemnities and Taxes.

      (a) Claims Defined. "CLAIMS" shall mean any and all harm, liabilities (including any liability in tort), losses, damages, obligations, expenses, disbursements, penalties, costs, fees, actions, suits or Taxes of whatsoever kind and nature (and including reasonable legal fees and expenses) that may be imposed on, incurred by, suffered by, or asserted against an Indemnified Person, any Aircraft, any Airframe, any Engine or any part thereof or any interest therein and, except as otherwise expressly provided in this Section 10, shall include amounts (other than principal of and interest on the Loans) payable by any Lessor pursuant to the Loan Documents. A "NON-TAX CLAIM" shall mean any Claim other than a Claim for Taxes.

      (b) Indemnified Person Defined and Non-applicability. "INDEMNIFIED PERSON" means the Trust Estate, Ex-Im Bank, each Lessor, each Lessor Parent, each Lessor Parent Trust

Company or the Security Trustee, and their respective successors, permitted assigns, transferees, Affiliates, directors, officers, employees, shareholders (including corporate shareholders), servants, attorneys-in-fact and agents. In respect of any Indemnified Person, any of its Affiliates, directors, officers, employees, shareholders (including corporate shareholders), servants, attorneys-in-fact and agents is referred to herein as such Indemnified Person's "RELATED INDEMNITEES".

      (c)   Claims Indemnified. Subject to the exclusions stated in subsection
(d) below, each Lessee agrees on demand therefor (subject to subsection (k) below) to jointly and severally indemnify, defend and hold harmless (and to pay additional fees, interest, rent or other amounts to indemnify, defend and hold harmless) each Indemnified Person on an After-Tax Basis against Claims (including Claims for Taxes and Non-Tax Claims based on negligence, warranty, absolute, strict or product liability and any other theory of liability) imposed on, incurred by or asserted against any Indemnified Person, any Aircraft, any Airframe, any Engine or any Part (including, with respect to a Claim for Taxes, any part of any Aircraft, Airframe or any Engine) in any way relating to, based on, measured by or arising out of (1) any Operative Document or any properties of any Lessor (including any Aircraft or any Engine) or any action or inaction of it, any Operating Lessee, any Guarantors, any Lessor, any Sublessee, the Manufacturer, the Engine Manufacturer or any other supplier or seller in connection herewith or therewith or any user or person in possession of any Aircraft, any Airframe, any Engine or Part, or in any way relating to or arising out of: the manufacture of any Aircraft, any Airframe, or any Engine or any Part thereof, the purchase, acceptance or rejection of any Aircraft, any Airframe, any Engine, the ownership, delivery, nondelivery, lease, re-lease, sublease, possession, use, presence, assembly, installation, repossession, abandonment, replacement, storage, importation, exportation, registration, deregistration, modification, transfer of title, operation, repair, testing, maintenance, condition, sale, return or other disposition of any Aircraft, any Airframe, any Engine or any Part thereof (including all costs incurred in making it ready for sale or other disposition and including without limitation latent and other defects, whether or not discoverable by any Lessor, Operating Lessee or Lessee, and any claim for patent, trademark or copyright infringement) or the creation, existence or otherwise with respect to the Collateral and the Trust Estate, (2) the rentals, receipts, income, earnings or gains arising from any Aircraft, any Airframe, any Engine or any Part thereof (including, but not limited to, rentals or other amounts payable under any Lease, Operating Lease, the Loan Documents and the other Operative Documents), (3) any payment made pursuant to any Operative Document (including, without limitation, amounts payable under the Loan Agreement or on or with respect to the Loans or the Purchase Agreement (whether on or prior to any Borrowing Date)), (4) the execution, delivery, registration, recording, performance, or enforcement of any Operative Document or any other document executed and delivered by it, any Operating Lessee, any Lessor, the Guarantors, any Lessor Parent or any Lessee Parent in connection with or relating to the Operative Documents (including, without limitation, in connection with the occurrence and continuance of any Lease Default, Loan Default, Lease Event of Default or Loan Event of Default or with the recovery of possession of any Aircraft while any Lease Event of Default or Operating Lease Event of Default is continuing or the carrying out of any work or inspections required for seeing that the condition of any Aircraft complies with that specified in the related Lease or Operating Lease), (5) circumstances otherwise with respect to or in connection with the transactions contemplated by the Operative Documents (including in preventing or attempting to prevent the arrest, confiscation, seizure, taking in execution or impounding or detention of any Aircraft) or (6) any

Designation or Substitution Each Lessee shall be obligated under this Section 10 whether or not any Indemnified Person is indemnified or insured against any Claim by any other Person under any other document. Notwithstanding anything to the contrary herein contained, any Indemnified Person may proceed directly and in its own name against any Lessee or any Guarantor with respect to the indemnities set forth in the first sentence of this Section 10(c), without first resorting to any other rights of indemnification.

      (d) Claims Excluded. With respect to any Indemnified Person, the following are excluded from each Lessee's agreement to indemnify under this
Section 10:

            (i) any Claim (including any Claim for Taxes) incurred by, or imposed on, the Indemnified Person (other than Ex-Im Bank or a Related Indemnitee of Ex-Im Bank at any time which Ex-Im Bank is a Lender) to the extent it would not have been imposed if such Indemnified Person or a Related Indemnitee (other than a Related Indemnitee of Ex-Im Bank) had not engaged in transactions unrelated to those contemplated by this Agreement or any other Operative Document;

            (ii) with respect to any particular Indemnified Person, any Claim to the extent caused by the gross negligence, willful misconduct or fraud of such Indemnified Person or a Related Indemnitee (other than a Related Indemnitee of Ex-Im Bank) (other than as may be imputed to such Indemnified Person as a result of its participation in the transactions contemplated by the Operative Documents);

            (iii) with respect to any particular Indemnified Person (other than Ex-Im Bank), any Claim to the extent arising as a result of the breach or non-compliance with any of the terms of, or any misrepresentation contained in, this Agreement or any other Operative Document or any agreement relating hereto or thereto by which such Indemnified Person or a Related Indemnitee is expressly bound, by such Indemnified Person or a Related Indemnitee (including the imposition against such Indemnified Person or a Related Indemnitee of any Lessor Lien or Lender Lien);

            (iv) with respect to any particular Indemnified Person, any Claim that would not have been imposed in the absence of an amendment of or supplement to any Operative Document (other than an amendment or supplement made while a Lease Event of Default or a Loan Event of Default is continuing) by such Indemnified Person or a Related Indemnitee (other than a Related Indemnitee of Ex-Im Bank) made in violation of the terms hereof or thereof;

            (v) with respect to each Lessee (but without limiting such Claim with respect to any Other Lessee), any Claim to the extent attributable to acts, omissions or events occurring with respect to the period after full and final compliance by such Lessee with all of the terms of the Leases to which it is a party and performance by such Lessee of all of its obligations hereunder and under each such Lease;

            (vi) any Claim for Taxes imposed on an Indemnified Person (other than Ex-Im Bank or a Related Indemnitee of Ex-Im Bank at any time when Ex-Im Bank is a Lender) relating to any Aircraft or the related Airframe or any related Engine or Part to the extent attributable to acts, omissions or events (other than those of or attributable to any Lessee, any Operating Lessee, the Guarantors or their agents) that occur after possession of such Aircraft, Airframe, Engine or part, as the case may be, has been delivered to the relevant Lessor pursuant to the Lease for such Aircraft (other than following a Lease Event of Default or a Loan Event of Default) and each relevant Lessee has performed all of its obligations thereunder; provided, however, that in the case of Ex-Im Bank, this clause shall not apply to acts, omissions or events occurring or arising before the principal of, and interest on, and all other amounts due with respect to the Loans or otherwise payable under the Operative Documents are paid in full;

            (vii) any Claim for Taxes incurred by, or imposed on, an Indemnified Person (other than Ex-Im Bank and any holder of a Note subsequent to Ex-Im
      Bank) to the extent it results from any sale, assignment (except for any assignment under and in compliance with the Security Documents), transfer, participation or other disposition (whether voluntary or involuntary) by such Indemnified Person or a Related Indemnitee of any interest of any such Person in any of the Loans, any Aircraft, any Airframe, any Engine, any Part, any Lessor or any other Indemnified Person or in the Operative Documents other than any sale, assignment, transfer, participation or disposition (A) in connection with an exercise of remedies during the continuance of a Lease Event of Default or Loan Event of Default; (B) at any time following the termination of any Lease or acceleration of the Loans pursuant to the Loan Agreement relating to such Aircraft or Loan;
      (C) in connection with the termination of the Lease for such Aircraft at the discretion of the relevant Lessee; (D) in connection with the exercise by any such Indemnified Person of its rights or remedies under any Operative Document; (E) that occurs upon the request of any Lessee or any Operating Lessee or (F) that occurs pursuant to Sections 7, 8 or 9 of the Lease for such Aircraft; provided, however, that this clause (vii) shall only apply to a sale, assignment, transfer, participation or other disposition of the Loans, or any part thereof, to the extent that the Tax for which an indemnity is being claimed existed as of the date hereof;

            (viii)any Claim for Taxes imposed against or payable by an Indemnified Person by any jurisdiction or taxing authority thereof as a result of a failure by such Indemnified Person or a Related Indemnitee (other than a Related Indemnitee of Ex-Im Bank) to comply with any certification or other procedure as required by the law of the jurisdiction imposing the Tax as a precondition to any exemption from, or reduction of, such Tax to which such Indemnified Person would be entitled, so long as (A) the Indemnified Person would have been able to comply with such requirement, (B) such procedure or compliance therewith would not expose such Indemnified Person to any cost or risk of materially adverse consequences, and (C) any Lessee provides to the Indemnified Person written notice of the relevant Tax and of the relevant certification or procedure in sufficient time and assistance to allow the Indemnified Person to timely comply with such certification or procedure;

            (ix) with respect to any particular Indemnified Person (other than Ex-Im Bank or a Related Indemnitee of Ex-Im Bank at any time which Ex-Im Bank is a Lender), any Claim for Taxes (not including sales, use, rental, ad valorem, license, property, stamp, or value added Taxes) imposed on the overall net income, net profits, net receipts or net gains of any Indemnified Person by the jurisdiction in which it is incorporated or maintains its principal place of business or in any jurisdiction in which it conducts business from time to time (other than a jurisdiction in which it is deemed to conduct business as a result of the transactions contemplated by the Operative Documents or a jurisdiction in which it would not be subject to a Tax of such type but for the location, registration or use of any Aircraft in such jurisdiction or the activities of any Operating Lessee, Lessor or Lessor Parent in such jurisdiction);

            (x) except in the case of an Indemnified Person that was an Indemnified Person on the Delivery Date in respect of the relevant Aircraft (an "ORIGINAL INDEMNIFIED PERSON"), any Claim for Taxes imposed on an Indemnified Person (other than the Facility Agent, the Security Agent or any successors thereto in such capacity or Ex-Im Bank or any holder of a Note subsequent to Ex-Im Bank) to the extent that such Taxes exceed the Taxes that would have been imposed on the Original Indemnified Person through or from whom it (directly or indirectly) obtained its Interest (except in respect of an Indemnified Person that acquired its Interest pursuant to a transfer occurring at the request of any Lessee or during the occurrence of a Lease Event of Default or Loan Event of Default pursuant to the exercise of remedies); provided, however, that this clause
      (x) shall only apply to Taxes imposed under applicable law as in effect on the date of this Agreement;

            (xi) any Claims for Taxes imposed against or payable by an Indemnified Person (other than Ex-Im Bank or any holder of a Note subsequent to Ex-Im Bank) to the extent such Taxes would not have been imposed but for the situs of organization, any place of business or the activities of any Indemnified Person in the jurisdiction imposing the Tax (unless such place of business or activity are solely the result of the operation, presence or registration of any Aircraft or any Engine or other presence of any Lessee or any Operating Lessee therein or the exercise by such Indemnified Person of any of its rights or remedies under any Operative Document or the receipt of any payment under any Operative Document);

            (xii) any Claim for interest, penalties or additions to Tax imposed against or payable by an Indemnified Person that result from the failure of such Indemnified Person to file any return properly and timely unless such failure is caused by the failure of any Lessee or any Operating Lessee to provide to such Indemnified Person any information reasonably requested by such Indemnified Person that is available to any Lessee or any Operating Lessee and required to file properly and timely such return or the failure of any Lessee or any Operating Lessee to perform its obligations under Section 10(j), (n) or (q) hereof;

            (xiii)any Claim for Taxes that are being contested in accordance with the provisions of Section 10(i) during the pendency of such contest, except to the extent required to be paid or advanced by any Lessee pursuant to Section 10(i) hereof;

            (xiv) any Claim for Taxes imposed against or payable by an Indemnified Person attributable to the failure of such Indemnified Person to take timely action in contesting such Claim if required to take such action pursuant to Section 10(i), but only if such failure precludes or prejudices a contest of the relevant Taxes;

            (xv) any Claim for Taxes included in Transaction Costs (but only to the extent such Transaction Costs are reimbursed under Section 12 on an After-Tax Basis); or

            (xvi) in the case of any particular Indemnified Person, attributable to a Lien, to the extent that such Lien was created by such Indemnified Person, constituting (x) a Lender Lien or (y) in the case of Wells Fargo, a Lien on any Aircraft or other Collateral which results from Claims against Wells Fargo in its individual capacity not related to the transactions contemplated by the Operative Documents.

      (e) Insured Claims. In the case of any Claim indemnified by a Lessee hereunder that is covered by a policy of insurance maintained pursuant to
Section 10 of a Lease to which such Lessee is a party, each Indemnified Person agrees at such Lessee's expense to cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may reasonably be required to retain the benefits of such insurance with respect to such Claim, so long as no such cooperation shall entail (A) a risk of any criminal liability, (B) a material risk of unindemnified civil liability or (C) a material risk of the sale, loss, forfeiture or seizure of any of the Collateral.

      (f) Procedure for Non-Tax Claims. An Indemnified Person shall give prompt notice of the existence of any circumstance that, in its reasonable opinion, is likely to give rise to a Non-Tax Claim and shall promptly (and in no event later than thirty (30) days after it becomes aware of such a Claim) notify any Lessee of any Non-Tax Claim as to which indemnification is sought (provided that failure to give such notice shall not affect such Lessees' indemnity obligations hereunder except to the extent any such Lessee is precluded or prejudiced thereby). An Indemnified Person (other than Ex-Im Bank) asserting any Non-Tax Claim arising under any Operative Document shall, at no cost to itself, exercise all rights reasonably available to it under the terms thereof to mitigate such Non-Tax Claim, and shall advise any Lessee, at any Lessee's request, of the status of such action. The following provisions of this Section 10(f) shall not apply to Non-Tax Claims in respect of amounts payable by any Lessor under any Operative Document other than pursuant to this Section 10. Subject to the rights of insurers under policies of insurance maintained pursuant to Section 10 of any Lease, each Lessee shall have the right to investigate, and the right in its sole discretion to defend or compromise in good faith in a commercially reasonable manner and with counsel reasonably satisfactory to the relevant Indemnified Person, any Non-Tax Claim for which indemnification from it is sought under this Section 10, and such Indemnified Person shall cooperate with all reasonable requests of such Lessee in connection therewith: provided, that to the extent that other claims related or unrelated to the transactions contemplated hereby are part of the same proceeding involving such Non-Tax Claim, such Lessee may assume responsibility for the control of such Non-Tax Claim (except for any Non-Tax Claim against Ex-Im Bank involving a Claim for criminal liability, any violation of law or (unless such Lessee assures to Ex-Im Bank's satisfaction payment thereof or for which an adequate bond has been posted in respect thereof) any material civil liabilities) to the extent that the same may be and is severed from such other claims (and each Indemnified Person (other than Ex-Im Bank in the circumstances described in the last sentence of this Section 10(f)) shall use its reasonable efforts to obtain such severance) and, if not severable, such Lessee may assume joint control thereof with such Indemnified Person; provided, further, that no such Non-Tax Claim shall be compromised on a basis that admits any criminal violation, negligence, willful misconduct or other liability on the part of such Indemnified Person without such Indemnified Person's express consent (except that such Lessee may not so compromise a Non-Tax Claim against Ex-Im Bank that admits (in addition to the foregoing) any violation of law or (unless Lessee at the time of such compromise pays or assures (to Ex-Im Bank's satisfaction) payment of such claim in full) any material civil penalties). Where any Lessee or the insurers under a policy of insurance maintained by such Lessee undertake (whether solely or jointly with an Indemnified Person) the control of a severed Non-Tax Claim (with counsel reasonably satisfactory to such Indemnified Person and without reservation of rights against such Indemnified Person) pursuant to this Section 10(f), no additional legal fees or expenses of such Indemnified Person in connection with the defense of such Non-Tax Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of such Lessee or such insurers or where any conflict of interest may exist between such Lessee or its insurers and such Indemnified Person. Subject to the requirements of any policy of insurance, an Indemnified Person may participate at its own expense in any judicial proceeding controlled by such Lessee pursuant to the preceding provisions and such participation shall not constitute a waiver of the indemnification provided in this Section 10. Nothing contained in this Section 10(f) shall be deemed to require an Indemnified Person to contest any Non-Tax Claim or to assume responsibility for or control of any judicial proceeding with respect thereto. Notwithstanding the foregoing, upon Ex-Im Bank's written notice to such Lessee and the Facility Agent that Ex-lm Bank cannot permit such Lessee to assume the defense or joint control of the defense of any Claim as a matter of Applicable Law or stated policy of Ex-Im Bank, Ex-Im Bank shall assume the defense of such Claim, at the sole cost and expense of such Lessee.

      (g) Subrogation. To the extent that a Non-Tax Claim indemnified by any Lessee under this Section 10 is in fact paid in full by such Lessee or any insurer under a policy of insurance maintained by such Lessee pursuant to
Section 10 of the Lease, or both, such Lessee or such insurer, or both, as the case may be, shall, to the extent permitted by Applicable Laws or, in the case of Ex-Im Bank, its stated policy, be subrogated to the rights and remedies of the Indemnified Person (other than under insurance policies independently maintained and available to such Indemnified Person) on whose behalf such Non-Tax Claim was paid with respect to the transaction or event giving rise to such Non-Tax Claim. Should an Indemnified Person receive any cash refund, in whole or in part, with respect to any Non-Tax Claim fully paid by such Lessee hereunder, it shall, so long as no Material Default or Event of Default shall have occurred and be continuing, promptly pay, subject to deduction of any Taxes levied, imposed, asserted or required to be deducted from such amount, the amount refunded (but not an amount in excess of the amount paid (plus the amount, if any, of any interest received by the Indemnified Person with such refund) to such Indemnified Person in respect of such Non-Tax Claim) over to the applicable Lessee. Notwithstanding the foregoing provisions of this Section 10(g), no such subrogation shall be permitted if it interferes with such Indemnified Person's ability to enjoy its rights under the Operative Documents.

      (h) Calculation of Indemnity Payments in Respect of Claims. Any payment which Lessee shall be required to make to or for the account of any Indemnified Person with respect to any Claim which is subject to indemnification under this
Section 10 shall be made on a net After-Tax Basis, taking into account all Taxes (without regard to the exclusions set forth in

Section 10(d)), (other than clauses (ii), (iii), (iv) and (viii) thereof) required to be paid by the Indemnified Person as a result of such payment, provided that such Indemnified Person shall provide such certificates or information reasonably requested by Lessee to minimize the amount of any such Claim which such Indemnified Person is qualified to submit.

      (i) Contest of Claim for Tax. If a Claim shall be made for any Tax (including Withholding Taxes) for which any Lessee is obligated pursuant to this
Section 10, such Lessee shall be entitled to contest the imposition of such Tax and withhold payment during pendency of such contest, but only if such contest
(1) is made in good faith by appropriate proceedings that do not involve any substantial risk of the sale, seizure, forfeiture or loss of any Collateral or title thereto, interest therein or use thereof, and in the case of such proceedings so long as adequate reserves are maintained in respect of such Taxes in accordance with generally accepted accounting principles, (2) is permitted by Applicable Laws (it being also understood that such Lessee shall in no event be allowed to withhold payment of any Withholding Tax), (3) does not involve any risk of criminal or a material risk of unindemnified civil penalties against the relevant Indemnified Person and (4) does not involve, in the reasonable commercial discretion of the relevant Indemnified Person, any prejudice to the business, operations or commercial financial standing of such Indemnified Person or any Related Indemnitee. Unless otherwise required by law or unless the contest shall involve a claim for Taxes not indemnified against by any Lessee, any such contest shall be conducted by and in the name of any Lessee (unless Ex-Im Bank is the Indemnified Person): provided that such Lessee shall have acknowledged and agreed in writing, in form and substance satisfactory to such Indemnified Person, such Lessee's liability for such Taxes (if and to the extent such Lessee does not prevail in such contest). If a written Claim shall be made against and received by any Indemnified Person for any Tax for which any Lessee is obligated to indemnify pursuant to this Section 10, such Indemnified Person shall notify such Lessee promptly of such Claim and provide such Lessee with all documents and information relating solely to such Claim as may reasonably be requested by such Lessee. If as described above, the contest of such Claim is not to be conducted by and in the name of any Lessee, upon written request from any Lessee within thirty (30) days after receipt of such notice, which written request shall be accompanied by an opinion of independent tax counsel reasonably satisfactory to such Indemnified Person (both as to counsel, substance and conclusion) that good grounds exist for successfully contesting such Taxes, such Indemnified Person shall contest in good faith (including, without limitation, by pursuit of appeals) the validity, applicability or amount of such Taxes by, in such Indemnified Person's sole discretion, (A) resisting payment thereof, (B) not paying the same except under protest, if protest shall be necessary and proper or (C) if payment shall be made, seeking a refund thereof in appropriate administrative and judicial proceedings; provided, that in conducting such contest, the Indemnified Person shall keep the Lessees informed, at any Lessee's request, of the progress and nature of the contest and shall consult in good faith with the Lessees regarding the conduct of the contest; provided further, however, that in no event shall such Indemnified Person be requested to contest or shall any Lessee be permitted to contest the imposition of any Tax for which such Lessee has an indemnity obligation pursuant to this Section 10 unless (V) no Lease Event of Default shall have occurred which is continuing; (W) such Lessee shall have acknowledged and agreed in writing, in form and substance satisfactory to such Indemnified Person, such Lessee's ability to pay as incurred on an After-Tax Basis all reasonable costs and expenses that such Indemnified Person shall incur in connection with contesting such Claim whether or not successful (including, without limitation, all reasonable costs, expenses, legal and accounting fees and disbursements); (X) if such contest shall involve payment of the Claim, such Lessee shall have advanced the amount thereof to such Indemnified Person on an interest-free and After-Tax Basis; and
(Y) the contest is conducted by and in the name of such Lessee, such claim exceeds U.S.$ 25,000 and shall not involve a risk of criminal liability, a material risk of unindemnified civil liability or any material danger of the sale, loss, seizure or forfeiture of any Collateral or the imposition of any Lien (except if such Lessee shall have adequately bonded such Lien or otherwise made provision to protect the interests of such Indemnified Person in a manner reasonably acceptable to such Indemnified Person and Ex-Im Bank) on any Collateral. Notwithstanding that the conditions set forth in the preceding sentence may have been satisfied, such Indemnified Person may elect not to contest pursuant to the preceding sentence or elect to discontinue any contest proceeding commenced pursuant to the preceding sentence, but such election shall constitute a waiver by such Indemnified Person of any right to payment of indemnification pursuant to this Section 10 with respect to the adjustment which was the subject of such proposed contest, plus any subsequent Taxes the contest of which is precluded thereby and, if any Lessee has theretofore paid such amounts or provided such Indemnified Person with funds to pay such amounts, such Indemnified Person shall promptly repay such funds, together with interest thereon at the same rate of interest as that paid, or which would have been paid, by such Lessee in funding such payment of Taxes to Lessee. If such Indemnified Person shall obtain a refund of, or shall be granted a credit against Taxes all or any part of which any Lessee shall have paid for such Indemnified Person or for which any Lessee shall have reimbursed such Indemnified Person in connection with the contest of any Claim pursuant to this
Section 10(i), such Indemnified Person shall pay to such Lessee, but not before all Lessees shall have made all payments then due to such Indemnified Person pursuant to this Section 10 and any other payments then due to such Indemnified Person from all Lessees under any of the Operative Documents and such Indemnified Person shall have reasonably determined that funds have been made available to it as a result of such refund or credit, an amount equal to the amount of funds made available to it as a result of such refund or credit, including interest received thereon, plus any Tax benefit (or minus any net Tax detriment) realized by such Indemnified Person (in its own reasonable discretion) as a result of receipt or accrual of such refund or credit and payment by such Indemnified Person made pursuant to this sentence; provided that any such payment (or any part thereof) shall not be required to be made if the result of such payment would be to leave such Indemnified Person (in its own reasonable discretion) in a position less favorable than it would have been in had no such refund or credit been obtained or Tax Benefit been realized. If any Indemnified Person shall have paid any Lessee any refund of all or part of any Tax paid by such Lessee and it is subsequently determined that such Indemnified Person was not entitled to the refund, such determination shall be treated as the imposition of a Tax pursuant to the provisions of this Section 10(but without giving effect to the exclusions in Section 10(d) (other than clauses
(ii), (iii), (iv) and (viii) thereof). Except in respect of any Tax Claim which the Indemnified Person is not obligated to contest, no Indemnified Person shall enter into a settlement or other compromise with respect to any Claim with respect to which any Lessee would be required to indemnify hereunder without the prior consent of such Lessee, unless such Indemnified Person waives its right to be indemnified with respect to such Claim under this Section 10 or unless an Event of Default is continuing.

      (j) Withholding Taxes. Each Lessee agrees that all payments made by it pursuant to this Agreement, each Lease to which it is a party and any other Operative Document to which it is a party shall be made free and clear of, and without deduction or withholding for or on account of, any present or future Taxes of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any Government Body or taxing authority (all such Taxes being herein referred to as "WITHHOLDING TAXES"), If any Withholding Taxes are so required to be withheld or deducted from any payment made by any Lessee under any Operative Document, such Lessee shall (A) pay to the appropriate Government Body the amount of such Withholding Taxes and make such reports and filings in connection therewith in the time and manner required by Applicable Laws, (B) at the time that the payment upon which the deduction or withholding applies is required to be made, pay to the relevant Indemnified Person any additional amount which is necessary in order for the net amounts received by such Indemnified Person, after deduction or withholding of such Withholding Taxes, to equal the amounts payable to such Indemnified Person had no such deduction or withholding been required and (C) promptly forward to the relevant Indemnified Person an official receipt or other documentation evidencing payment of such Withholding Taxes to such Government Body. Each Indemnified Person agrees to deliver to each applicable Lessee, at such Lessee's sole cost and expense, such official certificates or documents as may be reasonably requested by such Lessee in writing from time to time completed and duly executed by such Indemnified Person to establish that payments by such Lessee to such Indemnified Person hereunder or under any Lease or any other Operative Document to which it is a party are, without any prejudice to such Indemnified Person, exempt from or are subject to a reduced rate of Withholding Tax imposed by any Government Body or taxing authority, so long as, in the Indemnified Person's reasonable determination, it is entitled to claim such reduction or exemption. If requested by such Indemnified Person in connection with any request for certificates or documents hereunder, any applicable Lessee shall provide such Indemnified Person with blank forms and instructions for completion thereof.

      If, pursuant to this Section 10(j), any Lessee or Lessor has paid any additional amounts in respect of any Tax required to be withheld from any payment in respect of any Tax excluded from indemnification pursuant to Section 10(d) hereof with respect to the Indemnified Person, and such Lessee or Lessor, as the case may be, has paid over such withheld amount to the proper Government Body or taxing authority for the account of such Indemnified Person, such Lessee or Lessor, as the case may be, shall notify such Indemnified Person of the amount of such withholding and provide to such Indemnified Person an official receipt or other document satisfactory to such Indemnified Person evidencing payment of the withheld amount

      (k) Payment. Except in the case of Withholding Taxes (payment of and indemnification with respect to which shall be governed by Section 10(j)), any amounts payable to an Indemnified Person pursuant to this Section 10 in respect of Taxes shall be paid within thirty (30) days after receipt of a written demand therefore from such Indemnified Person accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date such Tax is due. Any payments made pursuant to this Section 10 directly to an Indemnified Person or any Lessee shall be made in the applicable currency in immediately available funds at such bank or to such account as is specified by the payee in written directions to the payor.

      (l) Non-Parties. If an Indemnified Person is not a party to this Agreement, any Lessee may require such Indemnified Person agree in writing, in a form reasonably acceptable to such Lessee, to the terms of this Section 10 prior to such Lessee making any payment under this Section 10 to such Indemnified Person.

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

      (m) Tax Credit Payment. If a payment or an additional payment in respect of a Claim for Taxes or Withholding Tax is made under this Section 10 by any Lessee for the benefit of any Indemnified Person (other than Ex-Im Bank) and such Indemnified Person, in its own reasonable discretion, determines that it has obtained (and has derived, or would if it were to retain, derive full use and benefit from) a credit against, or relief or remission for, or repayment of, any Tax, then, if and to the extent that such Indemnified Person, in its sole opinion, determines that such credit, relief, remission or repayment is in respect of or calculated with reference to the payment or additional payment made pursuant to this Section 10, such Indemnified Person shall, to the extent that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment and so long as no Default is then continuing, pay to such Lessee such amount as such Indemnified Person shall, in its own reasonable discretion, determine to be the amount which will leave such Indemnified Person (after such payment) in no worse after tax-position that it would have been in had the payment or additional payment in question not been required to be made by such Lessee.

      (n) Tax Credit Clawback. If any Indemnified Person (other than Ex-Im Bank) makes any payment to any Lessee pursuant to Section 10(m) and such Indemnified Person subsequently determines, in its own reasonable discretion, that the credit, relief, remission or repayment in respect of which such payment was made was not available or has been withdrawn or that it was unable to use such credit, relief, remission or repayment in full, such Lessee shall reimburse such Indemnified Person such amount as such Indemnified Person determines, in its own reasonable discretion, is necessary to place it in the same after-tax position as it would have been in if the payment to such Lessee pursuant to Section 10(m) had not been made.

      (o) Conflicting Provisions. The general indemnification provisions of this
Section 10 are not intended to waive or supersede any express provisions of this Agreement, the Lease, any Operating Lease or any other Operative Document concerning the responsibility of any of the parties hereto or thereto for any Claims and the fact that a Claim is not excluded from indemnification under
Section 10(d) shall in no event prevent any party hereto from bringing an action against any Lessee, Operating Lessee or any Indemnified Person for any breach of any obligation owing by such party to such other party giving rise to such Claim.

      (p) Survival. The indemnities and agreements provided for in this Section 10 shall survive the expiration or other termination of the Operative Documents.

      (q) Reports and Returns. Each Lessee shall, at its own expense, duly file all required reports and returns respecting all Taxes for which such Lessee is directly responsible under this Section 10, to the extent such Lessee is permitted to do so by law. If the same must be filed by an Indemnified Person, such Lessee will advise such Indemnified Person of the necessity of filing the same and, in sufficient time before the same are due, furnish such Indemnified Person with a completed copy thereof and funds in the amount required to be submitted, together with any additional information and records relating thereto as such Indemnified Person may reasonably request. Each Lessee shall hold such Indemnified Person harmless from and against any Claims arising out of any insufficiency or inaccuracy in any such report or return to the extent such insufficiency or inaccuracy is not attributable to any act or omission of or information provided by such Indemnified Person or a Related Indemnitee. Each Lessee shall make available to the Indemnified Person such other information and records as are maintained by such Lessee regarding the use of the Aircraft at such Lessee's principal place of business. If, in conjunction with the filing of any tax return or as a result of an audit, an Indemnified Person reasonably requests additional information, such Lessee shall make available such other information and records as it maintains in the ordinary course of business or is reasonably available to it.

      SECTION 11. Lien Removal.

      (a) Each Lessor Parent Trust Company, in its individual capacity, and each Lessor Parent agrees to take such action as may be necessary and within its power to discharge, or cause each related Lessor to discharge, any Lessor Liens attributable to it or any of its Affiliates (including in the case of each Lessor Parent Trust Company and each Lessor Parent, each related Lessor); provided that the foregoing shall not apply to any Lessor Liens attributable to claims either not yet due or being contested by appropriate proceedings in good faith so long as such proceedings do not involve any risk of the sale, forfeiture or loss of all or any part of any Aircraft, title to any thereof, interest therein or use thereof.

      (b) Without limiting the provisions in the second sentence of Section 6 of each Lease, each Lessee agrees, for the benefit of the Secured Parties, that it will promptly, at its own cost and expense, take such action as may be necessary duly to discharge all Lessor Liens with respect to any Aircraft, title to any thereof or any interest therein or in any Lease to which it is a party or any related Operating Lease, if the same shall arise at any time, unless such Lessor Lien is caused solely and directly by the giving of instructions by the Security Trustee to any Person while no Lease Event of Default or Loan Event of Default has occurred and is continuing.

      (c) Each of the Secured Parties and Trust Company agrees to take such action as may be necessary to discharge any Lender Liens on any Collateral created by it or any of its Related Indemnitees or arising solely by reason of its or any of its Related Indemnitee's acts or omissions.

      SECTION 12. Expenses. Whether or not the transactions contemplated hereby are consummated, GFC shall pay or reimburse Ex-Im Bank and the Security Trustee as appropriate (against invoices and receipts (if available) submitted by any such Person), for any reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Person) incurred by such Person, and all payments made, in either case payable in connection with, arising out of or in any way related to the negotiation, preparation, execution, delivery or enforcement of the Operative Documents or the making of the Loans, including, if then owing, the initial and annual fees of the Security Trustee (collectively, "TRANSACTION COSTS"). In addition to the foregoing but without duplication, GFC shall pay or reimburse Ex-Im Bank and the Security Trustee for any reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Person) incurred by such Person in connection with any amendment, modification or waiver of any Operative Document requested by any Lessee or the Guarantors or any filings or recordings of any Operative Document required by the terms hereof or thereof.

      All costs and expenses referred to in this Section 12 incurred in connection with the negotiation, preparation, execution and delivery of the Operative Documents (including, without limitation, legal fees) shall (to the extent invoices and receipts have been submitted to GFC prior to each Borrowing Date) be paid on such Borrowing Date.

      SECTION 13. Creation of Trust; the Security Trustee; Successor Trustees; Enforcement; Consent of Secured Parties; Right to Exercise Remedies.

      (a) Creation of Trust. Subject to the terms hereof, each of the Lenders, the Facility Agent, Ex-Im Bank, the Security Trustee and, in respect of the Borrower Collateral only, each of the Secured Subordinated Parties, has irrevocably established and each does hereby irrevocably establish a trust (the "Trust") for the benefit of the Secured Parties and the Secured Subordinated Parties; and each of the Lenders, the Facility Agent, Ex-Im Bank and the Secured Subordinated Parties has granted, bargained, sold and conveyed, absolutely, and by these presents does (or, upon execution and delivery hereof, will) hereby grant, bargain, sell and convey, absolutely, unto the Security Trustee and its successors in the Trust hereby created and their permitted assigns, all of their estate, right, title and interest, now or hereinafter existing, in, to and under
(i) in the case of the Secured Parties, any and all of the Collateral, including, without limitation, any and all proceeds (as such term is defined in the Uniform Commercial Code) from the exercise thereof pledged or conveyed by any Borrower, Lessor, Lessor Parent, Lessee Parent, Lessee or GFC for the benefit of the Lenders, the Facility Agent, Ex-Im Bank and the Security Trustee or any of them, (ii) in the case of the Secured Subordinated Parties, any and all of the Borrower Collateral, including, without limitation, any and all proceeds (as such term is defined in the Uniform Commercial Code) from the exercise thereof pledged or conveyed by any Borrower, Lessor or Lessor Parent for the benefit of the Secured Parties and the Secured Subordinated Parties or any of them, and (iii) in the case of the Secured Parties, all of the rights of the Secured Parties to elect any course of conduct under any Security Document or otherwise in respect of the Collateral against any Borrower, Lessor, Lessee, Operating Lessee, Lessor Parent, Lessee Parent, GFC or any other Person other than pursuant to this Section 13, and all other rights and remedies of the Secured Parties directly or indirectly relating to the foregoing, into the Trust
Estate:

      TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or held or hereafter acquired, now or hereafter existing, unto the Security Trustee, its successors in the Trust created hereby and its permitted assigns, forever;

      IN TRUST, NEVERTHELESS for the benefit and security, to the extent provided herein, of the Secured Parties and, subject to Section 32, the Secured Subordinated Parties, and for the enforcement of the payment of the Secured Obligations and the Secured Subordinated Obligations in accordance with their terms, and the observance and performance of the provisions of this Section 13, and for the benefit of the Secured Parties and the Secured Subordinated Parties, without preference, priority or distinction between each other except as expressly provided in Section 32 and in the Security Documents, regardless of the order of any filing or perfection thereof, or any law or judicial decision, now or hereafter existing.

      In confirmation of the foregoing, and in order to secure the Secured Obligations each Borrower, Lessor, Lessee, GFC, Lessor Parent, and pursuant to the terms of each Lessee Share Pledge Agreement, each Lessee Parent, hereby confirms that it has granted, bargained, sold, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, confirmed and created each and all of the Liens represented by the Security Documents and, in the case of GFC, hereunder in favor of the Security Trustee, for the benefit of the Secured Parties and, in the case of the Borrower Collateral subject to Section 32, the Secured Subordinated Parties, as mortgagee, assignee, pledgee or secured party, over all of each such Borrower's, Lessor's, Lessee's, GFC's, Lessor Parent's and Lessee Parent's right, title and interest in, to and under any and all of the property comprising the Trust Estate (including all substitutions, replacements, accessions, additions, and after-acquired property constituting a part thereof and all products and proceeds thereof) pursuant to the respective terms of the Security Documents. The Security Trustee shall be entitled to all of the rights of a secured party under Applicable Law (including the Uniform Commercial Code as in effect in any jurisdiction) with respect to the Collateral.

      IT IS HEREBY COVENANTED, DECLARED AND AGREED by each of the parties hereto that the Secured Obligations are to be secured, and that the Trust Estate is to be held and disposed of by the Security Trustee, upon and subject to the provisions of this Section 13, Section 21 and the Security Documents, and in the event of any conflict between the terms of any Security Document and the terms of this Agreement, as among the Secured Parties and the Secured Subordinated Parties, the terms of this Section 13 shall prevail.

      (b) Appointment as Security Trustee. Each of the Secured Parties and the Secured Subordinated Parties hereby appoint Wells Fargo Bank Northwest. National Association to act as its security trustee under the Security Documents.

      (c) Acceptance of Trust. Wells Fargo Bank Northwest, National Association, in its individual capacity and as Security Trustee, hereby confirms its and the Security Trustee's acceptance, pursuant to this Section 13, of the Trust and the duties hereby created and covenants and agrees to perform and observe all of the Security Trustee's covenants and undertakings upon the terms of this Section 13,
Section 21 and the Security Documents, which shall govern the duties and responsibilities of the Security Trustee to the Secured Parties and the Secured Subordinated Parties and the rights of the Security Trustee with respect to the Secured Parties and the Secured Subordinated Parties. The Security Trustee shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence and its failure to use ordinary care in receiving, handling or disbursing funds.

      (d) Duties of the Security Trustee.

            (i) Notices to Secured Parties. In the event the Security Trustee shall have knowledge of the occurrence of any Lease Default, Loan Default, Lease Event of Default or Loan Event of Default (each, a "DEFAULT EVENT") under the Loan Agreement or any Lease, as the case may be, the Security Trustee shall give prompt written notice thereof to the Borrowers and Lessees and Ex-Im Bank and the Secured Parties, which notice shall set forth in reasonable detail the circumstances known to the Security Trustee with respect to such Default Event. Subject to Section 13(d)(iii), the Security Trustee shall take such action, or refrain from taking such action, with respect to such Default Event as the Security Trustee shall be instructed in writing by the Instructing Group in accordance with this
      Section 13, without reference or regard to any instructions of any Secured Subordinated Party (unless such person is the Instructing Group).

            (ii) Action Upon Instructions

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

                  (A) Subject to the terms of Sections 13(d)(i) and 13(d)(iii)
            and except as otherwise provided in Section 13(d)(ii)(B), upon written instructions at any time and from time to time of the Instructing Group, the Security Trustee shall take such of the following actions as may be specified in such written instructions:
            (i) exercise such election or option, or make such decision or determination, or give such notice, consent, waiver or approval or exercise such right, remedy or power or take such other action hereunder or under any other Operative Document or in respect of any part or all of the Collateral, as shall be specified in such written instructions; (ii) approve as satisfactory to the Security Trustee all matters expressly required by the terms hereof or of any other Operative Document to be satisfactory to the Security Trustee, it being understood that without the written instructions, the Security Trustee shall not approve any such matter as satisfactory to the Security Trustee; (iii) take such action with respect to, or to preserve or protect, the Collateral (including the discharge of Liens) as shall be specified in such written instructions and as are consistent with the terms hereunder and with the other Operative Documents; and (iv) take such other action in respect of the subject matter of this Section 13 as shall be specified in such written instructions. No implied duties or obligations shall be read into this Agreement or any other Operative Document against the Security Trustee. Nothing in this Section 13(d)(ii) shall impair the right of (nor impose any obligation on) the Security Trustee, in its discretion, to take or omit to take in good faith any action that the Security Trustee in good faith determines to be reasonably necessary or appropriate in order to carry out said written instructions or to perform any of its duties expressly set forth herein or in any other Operative Document.

                  (B) The Security Trustee agrees to provide to GFC and each of the Secured Parties, concurrently with the taking by the Security Trustee of any action pursuant to Section 13(d)(ii)(A), with notice of the taking of such action by the Security Trustee; provided that the failure to give any such notice to such persons shall not affect the validity of such exercise.

                  (C) Subject to Section 13(d)(ii)(A), if the Security Trustee
            shall not have received written instructions from the Instructing Group as provided in Section 13(d)(i) within twenty (20) days after the mailing of notice of such Default Event to the Secured Parties, the Security Trustee may, subject to written instructions thereafter received pursuant to the provisions of Section 13(d)(i), take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Default Event as it shall determine advisable in the best interests of the Secured Parties and shall use the same degree of care and skill in connection therewith as a prudent person would use under the circumstances in the conduct of his or her own affairs. In the absence of actual knowledge of an officer in the Corporate Trust Department or its equivalent of the Security Trustee, the Security Trustee shall not be deemed to have knowledge of any Default Event unless notified in writing of such Default or Event of Default by Ex-Im Bank, any Lender, the Facility Agent or any Secured Subordinated Party.

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

            (iii) Indemnification. The Security Trustee shall not be required to take any action or refrain from taking any action hereunder or under any other Operative Document unless the Security Trustee shall have been indemnified against any liability, cost or expense (including legal fees) which may be incurred in connection therewith. The Security Trustee shall not be under any obligation to take any action hereunder and nothing contained hereunder (other than the second sentence of Section 13(e)(i)(A)) or in any other Operative Document shall require the Security Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Security Trustee shall not be required to take any action under Section 13(d)(i) or 13(d)(ii), nor shall any other provision hereunder be deemed to impose a duty on the Security Trustee to take any action, if the Security Trustee shall have been advised by its counsel that such action is contrary to the terms hereof, any the Lease or of the other Operative Documents or is otherwise contrary to law.

            (iv) Purchase of Aircraft. Upon any purchase of any Aircraft by a Lessee or its designee pursuant to the terms of Section 5 of the Lease for such Aircraft and provided the Secured Obligations represented by or relating to such Aircraft and any other Secured Obligations then due and owing have been finally paid in full, the Security Trustee agrees that it will, at such Lessee's sole cost and expense, execute such documents as may be reasonably requested by such Lessee or GFC to release such Aircraft from the Lien of the Security Documents.

            (v) Notices, Etc. The Security Trustee shall deliver to each Secured Party promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements, opinions and other instruments received by the Security Trustee from any Borrower, Lessor, Lessee, Lessor Parent, Lessee Parent or any Guarantor, in connection with the Collateral or under or pursuant to any Operative Document. If the notice or other written communication requests the Security Trustee to take any action or give any consent, waiver, approval or acknowledgment of satisfaction, other than as the Security Trustee is expressly permitted by the terms hereof or of any other Operative Document (as specified in such notice or written communication) to take or give without the prior consent of the Secured Parties, the Security Trustee shall request the Instructing Group to provide written instructions with respect thereto.

            (vi) Release. Upon the final payment and discharge in full of all outstanding Secured Obligations and, in respect of the Borrower Collateral, the Secured Subordinated Obligations, the Security Trustee shall release the Lien of the Security Documents, and the Security Trustee shall forthwith deliver, or cause to be delivered, evidence of the release of such Liens and any remaining Collateral to the grantor of such Collateral, at the sole cost and expense of GFC.

      (e) The Security Trustee.

            (i) Absence of Duties.

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

            (ii) No Amendments, Etc. Subject to Section 13(d)(ii)(C), the Security Trustee shall not without the prior instructions of the Instructing Group amend, alter, vary or modify, or give any consent, make any determination or waive any condition under, any of the Operative Documents (insofar as such amendment, alteration, variation, modification, consent, determination or waiver affects or relates only to the Collateral), and provided that the Security Trustee shall not without the prior consent of the Facility Agent (acting upon the instructions of the Lenders) (A) amend, vary, modify or alter the terms of, give any consent or waive any condition in relation to, the terms of any Lease or any other Operative Document insofar as such amendment, variation, modification, alteration, consent or waiver relates to the payment of Basic Rent, (B) amend, vary, modify or alter the terms of, or give any consent in relation to, third party legal liability insurances (including the identity of the Additional Insureds) or the amount of hull insurance required to be maintained by any Lessee under the Lease for any Aircraft and (C) except in accordance with Section 13(d)(vi), affect the recording or priority of the Lien of the Security Documents on all or any portion of the Collateral or release the Lien on all or any portion of the Collateral.

            (iii) Limitation on Exercise of Remedies by Lenders and/or the Facility Agent. Notwithstanding any other provision hereunder or any other Operative Document, each Lender and the Facility Agent shall be entitled to bring suit against any Lessee or Guarantor in its own name for its own account (or, in the case of the Facility Agent, in the name of one or more Lenders and for their own account) (but not in the name of the Security Trustee) to recover amounts, directly or indirectly, payable to or receivable by it pursuant to any Operative Document which are not covered by the Ex-Im Bank Guarantee and each Lessee and GFC agrees, for the benefit of the Facility Agent and the Lenders to perform in favor of the Facility Agent and the Lenders, those obligations expressed to be performed for the Facility Agent and the Lenders by each such Person under the Operative Document; provided, so long as the Ex-Im Bank Guarantee shall be in effect or Ex-Im Bank shall have any exposure to liability or is owed any amounts arising out of the Operative Documents, that (i) no recovery from any such suit shall be had directly from, and no such suit shall assert any rights or claims against any Borrower, the Collateral or the Trust Estate (or any part of the collateral securing any other obligation running to or for the benefit of or otherwise relating to any transaction involving Ex-Im Bank) or any Lessee's interest in the assets constituting a part thereof, (ii) such action does not interfere with, or otherwise adversely affect, any restructuring, enforcement or other collection efforts by, or on behalf of, Ex-Im Bank (other than by requiring payment of moneys then due to such Person but only to the extent enforcement is on assets not constituting part of the Collateral or the Trust Estate or part of the collateral securing any other obligation running to or for the benefit of or otherwise relating to any transaction involving Ex-Im Bank), (iii) such Lender and the Facility Agent shall not initiate any bankruptcy, suspension of payment or other insolvency proceedings against any Borrower, Lessee or Guarantor in connection with such recovery, and (iv) the Instructing Group shall not have sent a notice to the Security Trustee, the Facility Agent or such Lender pursuant to the next succeeding sentence. If such action does materially interfere with the enforcement or remedial actions which are being taken or could be taken by the Instructing Group or the Security Trustee, or otherwise materially adversely affects Ex-Im Bank or the Security Trustee, then upon the

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      Instructing Group giving notice thereof to such Lender or, as the case may be, the Facility Agent, shall cease such suit or take such action as the Instructing Group may direct and if any judgments or remedies have been obtained against any Borrower, Lessee, Guarantor or their respective assets, such judgments or remedies shall immediately be assigned to, and vest with, the Security Trustee without any further action or activity hereunder. The Security Trustee and the relevant Lender and the Facility Agent shall provide Ex-Im Bank with such information as Ex-Im Bank may reasonably request regarding any collection efforts by or on behalf of such Person.

            (iv) Enforcement by the Lenders. Notwithstanding Section 13(g)(i), if at any time while any amounts (other than principal of and scheduled interest on the Loans) remain owing to the Facility Agent or the Lenders under the Operative Documents, any Borrower fails to pay any such amounts or a declaration is made under Section 10.2 of the Loan Agreement, then the Lenders may instruct the Security Trustee to, and the Security Trustee shall, make a demand under the GATX Guarantee in respect of such amounts and, subject to Section 13(g)(iii), the Security Trustee shall be entitled to, and shall at the direction of the Facility Agent, exercise any right or remedy available to the Security Trustee under the GATX Guarantee to recover such amounts.

      (h) Right to Exercise Remedies.

            (i) General. So long as an Event of Default shall have occurred and be continuing, then and in every such case, the Security Trustee, acting pursuant to this Section 13 and the Security Documents as applicable, may exercise any or all of the rights and powers and pursue any and all of the remedies available to the Security Trustee under the Security Documents or, pursuant thereto, the Operative Documents and may proceed to protect and enforce all or any of the foregoing, by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein or therein contained or in execution or aid of any power herein or therein granted, or for foreclosure under any Security Document, or for the appointment of a receiver or receivers for the Collateral or any portion thereof, or for the recovery of judgment for the Indebtedness secured by the Liens created under the Security Documents or for the enforcement of any other proper, legal or equitable remedy available under applicable law, may recover judgment in its own name as the Security Trustee against the Collateral and may take possession of all or any part of the Collateral and may exclude, in the case of Loan Event of Default, each Borrower, Lessor and Lessor Parent, and in the case of a Lease Event of Default, the relevant Lessee, each Lessee Parent and all Persons claiming under any of them wholly or partly therefrom. In connection therewith, the Security Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the Indebtedness secured under the Security Documents allowed in any judicial proceedings relating to each of the Borrower, Lessor, Lessee, its creditors, or its property, as applicable, in any jurisdiction.

            (ii) Cumulative Remedies. Each and every right, power and remedy herein given to the Security Trustee specifically or otherwise hereunder or in any other Operative Document shall be cumulative and shall be in addition to every other right, power and remedy whether specifically herein given or otherwise existing, may be

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exercised from time to time and as often in such order as may be deemed expedient by the Security Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Security Trustee in the exercise of any right, remedy or power or in pursuing any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of any Borrower, Lessor, Lessor Parent, Lessee Parent or Lessee or to be an acquiescence therein.

            (iii) Proceedings.

                  (A) Notwithstanding any other provisions hereof, if any
            payment of principal of, interest on any Loans or any Rent under any Operative Document shall not be made when and as the same shall become due and payable, the Security Trustee shall be entitled to recover judgment, in its own name and as trustee of an express trust, upon such Operative Document for the whole amount of such principal, interest or Rent, as the case may be, remaining unpaid, and each Secured Party shall take all such action as the Security Trustee may reasonably request in order to accomplish the foregoing.

                  (B) The Security Trustee may maintain any proceeding to
            enforce the rights of any Secured Party hereunder or under any other Operative Document to which it is a party even if it does not possess any Operative Document or does not produce any of them in any proceeding. A delay or omission by the Security Trustee or any Secured Party in exercising any right or remedy accruing upon a Default Event shall not impair any right or remedy in respect of, or constitute a waiver of or acquiescence in, such Default Event.

            (i) Power of Attorney. In consideration for the entry by the Security Trustee into the agreements contained in this Section 13, each Borrower, Lessor, Lessee, and Lessor Parent does hereby irrevocably constitute and appoint the Security Trustee its true and lawful attorney-in-fact, exercisable upon the occurrence and during the continuation (in the case of such appointment by each Lessee) of a Lease Event of Default or (in the case of such appointment by each Borrower, Lessor and Lessor Parent) Loan Event of Default with full power (in the name of such grantor or otherwise) and at the expense of the Security Trustee as herein provided, and for the use and benefit of the Secured Parties, which power is irrevocable, is given in connection with security, and is coupled and deemed coupled with an interest, to ask for, require, demand, receive, collect, compound and give acquittance and discharge for, any and all rights, claims, proceeds (as such term is defined in the Uniform Commercial Code), moneys due and to become due arising out of the Collateral, to endorse checks, instruments, pleadings, writs; and apply for orders, injunctive relief and court intervention in any jurisdiction in connection therewith, and to settle, compromise, compound or adjust all of the foregoing; including any powers or remedies of any kind and description arising out of the Liens on the Collateral, whether in the name of any Borrower, Lessor, Lessee or Lessee Parent, or for itself, and to prosecute, compromise and settle any suits, actions or proceedings in any court in any jurisdiction, to collect all such proceeds (as such term is defined in the Uniform Commercial Code) or enforce all such rights in respect thereof and in respect of all other claims, rights, powers and remedies of every kind and

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

description of the Secured Parties and the Security Trustee's own and individual capacity arising out of this Section 13, the Trust Estate and the Liens on the Collateral; and, in accordance with the terms of the other Operative Documents, to sell, assign, transfer, pledge, make any agreement with respect to and otherwise deal with the Collateral (including, without limitation, any Aircraft, any Engine or any Part), and any of such other claims, rights, powers and remedies as fully and completely as though the Security Trustee, pursuant to the irrevocable power coupled with an interest granted hereby, were the absolute legal and beneficial owner thereof for all purposes; and at such times, in such manner and in such order as may seem to the Security Trustee from time to time to be reasonably necessary, advisable or proper, all in its absolute discretion, in furtherance of the irrevocable power coupled with an interest granted to it pursuant to this Section 13(i). In the event that the Security Trustee shall at any time enforce its rights in respect of the Collateral under any of the Security Documents, the Security Trustee shall forthwith notify each of the Facility Agent and Ex-Im Bank thereof. For the avoidance of doubt, the Security Trustee (without limitation) is specifically entitled hereunder, in accordance with the terms of the other Operative Documents, to foreclose any Lien on any Aircraft pursuant to the rights and remedies provided herein, in the other Security Documents, and is specifically entitled and authorized, in furtherance of the foregoing, to apply for and obtain the de-registration of any Aircraft in any jurisdiction and to re-register any Aircraft, in any other jurisdiction, all as the Security Trustee may select, pursuant to the irrevocable power coupled with an interest granted by this Section 13(i). The Security Trustee has agreed to assume the obligations imposed upon it hereunder in consideration for, among other things, the irrevocable power coupled with an interest set forth in this Section 13(i), which power is of the essence of the agreements contained in this Section 13.

      (j) Application of Rent and Debt Service. To the extent received by it the Security Trustee covenants and agrees to apply Rent and all payments received by it under the Operative Documents when and as the same shall be received in the order of priorities specified in Section 21.

      (k) Maintenance of the Security Account.

            (i) On or prior to the first Borrowing Date the Trust Company shall establish and maintain in the name of the Security Trustee the Security Account.

            (ii) The Trust Company hereby agrees that (i) the Security Account will be, and will be maintained as, a Securities Account (as defined in Section 8-501(a) of the UCC) of which it is the Securities Intermediary and in respect of which the Security Trustee is the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) of the "securities entitlement" (as defined in Section 8-102(a)(17) of the UCC) with respect to each "financial asset" (as defined in Section 8-102(a)(9) of the UCC) credited to such account, (ii) all Security Amounts and other cash received by the Security Trustee or the Trust Company for deposit in the Security Account, and all other property acquired with such Security Amounts or cash, will be credited to the Security Account, (iii) all items of property (whether cash, investment property, Permitted Investments, other investments, securities, instruments or other property credited to Security Account will be treated as a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) under Article 8 of the UCC, (iv) its "securities intermediary's jurisdiction" (as defined in Section 8-110(e) of the

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

      UCC) with respect to the Security Account is the State of Utah and (v) all securities, instruments and other property in order or registered from and credited to the Security Account shall be payable to or to the order of, or registered in the name of, the Trust Company or shall be indorsed to the Trust Company or in blank, and in no case whatsoever shall any financial asset credited to the Security Account be registered in the name of GFC, payable to or to the order of GFC or specially indorsed to GFC except to the extent the foregoing have been specially endorsed by GFC to the Trust Company in blank. The Trust Company agrees that, until otherwise notified in writing by the Instructing Group, the Trust Company will follow the written directions and instructions of the Security Trustee, to the extent it is required to follow those of the Security Trustee except that, (i) with respect to withdrawals from the Security Account it will follow the directions and instructions of the Instructing Group, as the agent for the Security Trustee (the Security Trustee hereby appointing the Instructing Group as its agent for such purpose) and (ii) with respect to investment of funds on deposit in the Security Account it will follow the directions and instructions of the Person entitled to direct and instruct it under Section 21(e)(ii).

            (iii) The Security Trustee agrees that it will hold (and will indicate clearly in the books and records that it holds) its "security entitlement" to the "financial asset" credited to the Security Account in trust for the Secured Parties (but subject to the subordination provisions hereof).

      (l) Miscellaneous.

            (i) Termination. Upon receipt by the Security Trustee of evidence satisfactory to it of the indefeasible and final payment in full of all of the Secured Obligations (including, without limitation, the reasonable compensation, expenses and disbursements of the Security Trustee), the agreements contained in this Section 13 and the trusts created thereby shall terminate and the Security Trustee, at the request of GFC, will execute and deliver to GFC, at no cost to the Security Trustee or any Secured Party, a proper instrument or instruments acknowledging the satisfaction and termination of the agreements contained in this Section 13 and the trusts created thereby, the Security Documents and will duly assign, transfer and deliver to GFC, all of the rights and moneys at the time held by the Security Trustee hereunder or any other Security Document and will execute any other instrument reasonably requested by GFC in connection with the foregoing.

Turnover of Collateral. If any Secured Party or Secured Subordinated Party acquires custody, control or possession of any Collateral or proceeds therefrom, other than by (A) distribution from the Security Trustee pursuant to this Agreement (but excluding any recoveries made by the Lenders pursuant to Sections 13(g)(iii) or 13(g)(iv)) or (B) any payments to it permitted under the Participation Agreement or any Security Documents, then such Secured Party or Secured Subordinated Party shall promptly cause such Collateral or proceeds to be delivered to or put in the custody, possession or control of the Security Trustee for disposition or distribution in accordance with the provisions of
Section 21; provided that, so long as no Event of Default has occurred which is continuing, Lessees Parties may make payments that are due and payable to their respective Lessee Parents.

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

            (ii) Until such lime as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold all such Collateral and proceeds in trust for the parties entitled thereto hereunder; provided that where any payment made by or received or recovered from any Borrower or Lessee (the "FIRST OBLIGOR") under any Operative Document in or towards or for the purpose of discharging an obligation (the "FIRST OBLIGATION") of such Person under such Operative Document is required hereunder to be applied (and is so applied) in or towards discharging any other obligation(s) (the "SECOND OBLIGATION(S)") of such First Obligor under any Operative Document (the amount so applied in discharging the Second Obligation, the "APPLIED AMOUNT") such First Obligation shall (to the extent that the Second Obligation is thereby discharged) be deemed automatically reinstated and not so discharged to the extent of the Applied Amount and shall be construed and be owed accordingly under the Operative Documents.

            (iii) Assignment. All the provisions of this Section 13 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that none of the Borrowers or Lessees may assign or transfer any of their respective rights or obligations under this Section 13 without the prior written consent of Ex-Im Bank, the Security Trustee and the Facility Agent, and no such assignment or transfer of any such obligation shall relieve any Borrower or Lessee therefrom, unless Ex-Im Bank, the Security Trustee and the Facility Agent shall have consented to such release in writing specifically referring to the obligation from which any Borrower or Lessee is to be released. Each party which assigns (other than by way of security), transfers or novates any of its rights or obligations under any Operative Document shall at the same time assign, transfer or novate the corresponding rights and obligations under this Section 13.

            (iv) Further Assurances, Etc. Each of the Borrowers and Lessees agrees from time to time to do or cause to be done and perform such other and further acts and execute and deliver or cause to be executed and delivered any and all such other instruments as may be required by law or reasonably requested by the Security Trustee to assure its title to and interest in each Aircraft, each Airframe, each Engine and the Parts and to establish, maintain and protect the rights and remedies of the Security Trustee and to carry out and effect the intent and purpose of this Section 13 in respect thereof, all at the cost and expense of GFC.

      SECTION 14. Confidentiality. Except to the extent necessary for the exercise of its rights and remedies and the performance of its obligations under the Operative Documents and as may be required under Applicable Laws (but without prejudice to the provisions of Section 11.13 or 12.6(d) of the Loan Agreement), no party hereto (other than Ex-Im Bank) will itself use or intentionally disclose (and will not permit the use or disclosure by any of its Affiliates of), directly or indirectly, any information obtained from any other party hereunder or in connection herewith or any portion of any Operative Document, and each party (other than Ex-Im Bank) will use all reasonable efforts to have all such information kept confidential and not used in any way known to such party to be detrimental to any other; provided, that such party may use, retain and disclose any such information (a) to its legal counsel, aircraft and technical

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

advisers, public accountants, other professional advisers or process agent, provided that such Person shall keep such information confidential at least to the same extent provided herein, (b) to any Government Body requesting such disclosure, (c) in the case of GFC or the Lenders, to any rating agency in connection with any transaction related to the Lender's funding of any Loan or involving such Lender's Interest, subject to such rating agency's customary procedures for the handling of such information, (d) that has been publicly disclosed and (e) pursuant to Applicable Laws, and that such party may use and retain (but not disclose externally) any such information for such party's own internal research purposes.

      SECTION 15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AS AGAINST THE OTHER PARTIES HERETO ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT.

      SECTION 16. Loan Acceleration; Mandatory Prepayment.

      (a) If for any reason whatsoever any Loan for an Aircraft is expressed to become due and payable or becomes due and payable in full under any provision of the Loan Agreement, then on the date on which such Loan is expressed to become due and payable or becomes due and payable in full by the relevant Borrower under the Loan Agreement, the Lessee of such Aircraft shall pay to such Borrower the sum of (i) the relevant Termination Value applicable to such date, (ii) any accrued but unpaid Rent (including, without limitation, amounts corresponding to accrued interest on the relevant Loan through the date of prepayment) and (iii) all other amounts then due and payable by such Lessee under the related Lease and the other Operative Documents.

      (b) In the event that any Borrower is obliged to or becomes obliged to prepay the whole or any part of the Loan relating to an Aircraft under the Loan Agreement in a circumstance where the whole of such Loan is not due and payable, then the Lessee for such Aircraft shall on the date which such Borrower is obliged to make the relevant prepayment under the Loan Agreement pay to such Borrower an amount equal to the relevant amount of the prepayment to be paid under the Loan Agreement. Any payment made by such Lessee pursuant to the preceding sentence shall (as it relates to principal) correspondingly reduce the Termination Value thereafter payable under the applicable Lease. Promptly following any payment by any Lessee to any Borrower pursuant to this Section 16(b), the Facility Agent shall prepare revised schedules in substitution for the then current schedules to the relevant Lease. Such revised schedules shall be prepared on the same basis as the revised schedules prepared in accordance with the Loan Agreement to reflect that the payment of Basic Rent and Termination Value under such Lease shall be in an amount which is sufficient to repay such Loan and interest thereon under the Loan Agreement. The revised schedules shall be submitted to such Borrower, such Lessee, the Lenders and Ex-Im Bank for approval (which approval shall not be unreasonably withheld or delayed). Following approval by such parties, the revised schedules shall be substituted for the then existing schedules and henceforth all payments to be made by such Lessee under such Lease shall be made in accordance with such substituted schedules.

      SECTION 17. Minimum Rent. Notwithstanding anything contained in this Agreement, the Lease for an Aircraft or any other Operative Document to the contrary, each payment of

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Basic Rent in respect of an Aircraft payable under such Lease shall equal under all circumstances and in any event, an amount at least sufficient for the Borrower of the Loan related to such Aircraft to pay the principal of and interest (including any interest on overdue principal and, to the extent permitted by applicable laws, overdue interest) on such Loan required to be paid by such Borrower on each payment date under the Loan Agreement corresponding to the due date of such installment of Basic Rent.

      SECTION 18. Lessee's Right to Perform for Lessor. If any Borrower fails to make any payment of any amounts required to be made by it hereunder or under any other Operative Document or fails to perform or comply with any of its agreements contained herein or in any other Operative Document and such failure can be cured with the payment of money, any Lessee may, on behalf of any such Borrower, and upon prior notice to such Borrower, Ex-Im Bank, the Security Trustee and the Facility Agent, itself make such payment and such payment shall be a cure in respect of any default that has occurred as a result of such Borrower's failure to pay such amount or to perform or comply with such agreement, as the case may be. The amount of any such payment and the amount of the reasonable expenses of such Lessee incurred in connection with such payment, together with interest thereon, to the extent permitted by Applicable Laws, at the Post-Default Rate, shall be payable by the applicable Borrower to such Lessee upon demand (after satisfying in full all of Lessor's obligations under the Operative Documents).

      SECTION 19. Complete Agreement. Except for the other Operative Documents this Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral communications or agreements with respect thereto.

      SECTION 20. No Discharge, Etc.

      (a) Each Obligor and GFC waives presentation to, demand of payment from, and protest to, any other Obligor or GFC of any of such other Person's obligations under this Agreement or any other Operative Document, and also waives notice of protest for nonpayment. The obligations of each Obligor and GFC under this Agreement and the other Operative Documents shall not be affected by
(i) the failure of Ex-Im Bank, the Facility Agent, the Security Trustee or any Lender to assert any claim or demand or to enforce any right or remedy against any such other Person under the provisions of this Agreement or any other Operative Document or otherwise; (ii) any extension or renewal of any thereof; or (iii) the release of any of the security held by any of Ex-Im Bank, the Security Trustee, the Facility Agent or any Lender with respect to this Agreement or any other Operative Document.

      (b) The obligations of each Obligor and GFC under this Agreement and the other Operative Documents shall not be subject to any reduction, limitation, impairment or termination or any defense or setoff, counterclaim, recoupment or termination whatsoever in any case by reason of the invalidity, illegality or unenforceability of this Agreement, any Note or any other Operative Document against any other Person. Without limiting the generality of the foregoing, the obligations of each Obligor and GFC under this Agreement and each other Operative Document shall not be discharged or impaired or otherwise affected by the failure of any of Ex-Im Bank, the Facility Agent, the Security Trustee or any Lender to assert any claim or demand or to enforce any remedy under this Agreement, any Note or any other Operative Document, by any

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waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of this Agreement by any other Person or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of each Obligor or GFC or would otherwise operate as a discharge of each Obligor or GFC as a matter of law or equity.

      SECTION 21. Assignment of Rent, Security Deposits; Application of Funds.

      (a) Assignment of Rentals. So long as the Lien of the Security Documents shall not have been discharged pursuant to the terms thereof, in respect of each Aircraft, the Lessor for such Aircraft hereby directs, and the Lessee for such Aircraft hereby agrees, that all Basic Rent payable to such Lessor under the applicable Lease for such Aircraft shall be paid directly to the Facility Agent (unless a Lease Event of Default or a Loan Event of Default shall have occurred and be continuing and Ex-Im Bank or the Security Trustee has given notice to the Facility Agent and such Lessor in which case such Basic Rent shall be paid directly to the Security Trustee) for application and payment in accordance with
Section 21(b) hereof. Each Lessor and Lessee agrees that all Supplemental Rent due and payable under any Lease or "Supplemental Rent" under and as defined in the Operating Lease, as the case may be, shall be paid directly to the Person to whom such amounts are owed pursuant to the Operative Documents.

      (b) Receipt, Distribution and Application of Funds. Subject to Section 22. anything contained in this Agreement, any Lease, any Sublease, any Operating Lease or any other Operative Document to the contrary notwithstanding, in respect of an Aircraft, any payments under or pursuant to any Operative Document (including, without limitation, all Basic Rent, Supplemental Rent, principal and interest on the Loans, fees, indemnities or any other amount payable hereunder or thereunder) which are received by GFC, any Lessor, any Lessee the Facility Agent or any Lender (other than from the Security Trustee as a result of a distribution pursuant to the applicable provisions of Appendix AF (Application of Funds)) shall be distributed, applied and paid pursuant to the applicable provisions of Appendix AF (Application of Funds).

      (c) Time of Payments. Unless the Security Trustee shall have received written instructions in accordance with the provisions hereof as to the times at which any amounts are to be distributed pursuant to this Section 21 (in which case the Security Trustee shall promptly comply with such instructions), all distributions pursuant to this Section 21 shall be made as promptly as the Security Trustee shall in its good faith and discretion determine to be reasonable and practicable under the circumstances, given the amount available for distribution or transfer in the relevant account, the time at which the next addition to such account is expected to be made, and the cost of distributing funds to the Secured Parties and other persons entitled to receive the same. The Security Trustee shall at all times have the right to request distribution instructions, including as to the time of such distribution.

      (d) Distribution by Security Trustee. The Security Trustee covenants and agrees that if the Security Trustee, prior to 9:30 a.m. (New York time) on any Business Day has possession of any money distributable to any of the Facility Agent or any of the Lenders or Ex-Im Bank under any of the Operative Documents or any such monies have been credited, or received for credit, to the Security Trustee's account and the Security Trustee fails to transmit such money to

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

the relevant Person before 12:00 noon. (New York time) on the same Business Day, then the Security Trustee shall on demand pay interest on such amount from the date of such credit or receipt to the date of payment to the relevant Person at a rate per annum equal to the Post-Default Rate from time to time.

      (e) Investment of Amounts.

            (i) Pending the disbursement thereof pursuant to the terms of this Agreement, all cash from time to time held by the Security Trustee (other than in the Security Account) shall be invested by the Security Trustee pursuant to written instructions of GFC (or, if a Material Default or Event of Default shall have occurred and be continuing, the Instructing Group) in Permitted Investments.

            (ii) Pending disbursement thereof pursuant to the terms of this Agreement, GFC shall, on behalf of the Security Trustee, direct the Trust Company in writing to invest and reinvest the funds on deposit in the Security Account in Permitted Investments; provided, however, that if a Material Default or an Event of Default shall have occurred and be continuing, the Instructing Group shall so direct the Trust Company.

            (iii) All reasonable commissions and other costs and expenses incurred by the Security Trustee or the Trust Company in connection with the acquisition or disposition by it of Permitted Investments may be deducted by the Security Trustee from the income received by the Security Trustee or the Trust Company with respect thereto, and all losses, if any, shall be charged against the principal so invested.

            (iv) Income from each investment made in accordance with this
      Section 21(e) shall be credited to the account in which the invested funds were held.

            (v) Neither the Security Trustee nor any other Secured Party shall be liable or responsible for any losses on investments made in accordance with this Section 21(e).

            (vi) Any investments under this Section 21(e) or Section 13(k) shall be at the expense and risk of the Borrowers or Lessees, as the case may be.

      (f) (i) The parties hereto agree that, so long as no Review Notice has been issued under Appendix MP, any and all Operating Lease Rent may be paid directly to the relevant Operating Lessor or as such Operating Lessor directs.

            (ii) Each Lessee Party and GFC agrees that, following the issuance to GFC of a Review Notice, then Ex-Im Bank may by notice in writing (copied to GFC) instruct the Security Trustee to direct each Operating Lessee to make any and all payments of Operating Lease Rent to the Security Trustee for application by it under Section 21(b).

            (iii) Following receipt by GFC of a notice from Ex-Im Bank under
      Section 21(f)(ii), GFC shall use all reasonable endeavors to facilitate the redirection of Operating Lease Rent payments to the Security Trustee, including without limitation, use all reasonable endeavors to procure any permits, approvals or authorizations from any

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

      Government Body required under the Applicable Law of any Relevant Jurisdiction relating to an Aircraft.

            (iv) Sections 21(f)(ii) and (iii) shall no longer apply in relation to any Review Notice if (1) the procedures described in paragraph 1.2 of Appendix MP are completed, (2) no notice of a Mandatory Prepayment Event has been issued (as contemplated by paragraph 1.3 of Appendix MP) and (3) Ex-Im Bank has not required that any additional security be provided or other solution implemented (as contemplated by paragraph 1.3 of Appendix
      MP), in each case following the issuance of such Review Notice, and (without prejudice to Section 21(f)(v)) in such circumstances the Operating Lessors shall (unless and until a further Review Notice is issued under Appendix MP) be entitled to require that all Operating Lease Rent be paid directly to them or as such Operating Lessor directs.

            (v) The parties agree that this Section 21(f) shall not in any way limit the rights and remedies of the Security Trustee under the Operating Lessor Security Assignments or the other provisions of this Section 21:

      SECTION 22. Insurance Proceeds. The parties hereby irrevocably and unconditionally agree that payment of Insurance Proceeds in respect of any Aircraft shall be made in accordance with the applicable provisions of the Notices to Insurer and Section 21 without the need for any further consent, authorization, approval or direction of any party hereto (other than the Security Trustee, who shall act upon the instructions of the Instructing Group). Furthermore, for purposes of AVN67B (or any similar insurance endorsement then in effect), each party hereto hereby instructs and authorizes each Lessee's and any Operating Lessee's insurance brokers from time to time to rely exclusively on this provision for the purpose of making all payments in accordance therewith without the need for any further inquiry, consent, authorization, approval or direction by or to said insurance brokers.

      SECTION 23. No Waiver of Conditions; Further Assurances.

      (a) The parties hereto hereby agree if any of the applicable conditions to be satisfied on any Borrowing Date are not satisfied and the transactions contemplated by this Agreement on such Borrowing Date in respect of the Aircraft to be delivered on such Borrowing Date nevertheless take place, the party or parties for whose benefit such condition is included shall not automatically be deemed to have waived such condition (unless expressly waived) and the applicable party or parties to which such condition relates shall procure the satisfaction of such condition within such period as the party or parties for whose benefit such condition is included shall reasonably specify (unless expressly waived).

      (b) Except as may be agreed in writing to the contrary by Ex-Im Bank (whether a contemplated by Section 8B(b) or otherwise), each Borrower, Lessor and Lessee and GFC shall from time to time, at the cost and expense of GFC, do and perform such other and further acts and duly execute and deliver such further documents and assurances as may be required by Applicable Laws or requested by the Instructing Group to establish, maintain and protect the respective rights and remedies of such Secured Party and to carry out and effect the intent and purpose of this Agreement and the other Operative Documents.

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

      SECTION 24. Assignments and Transfers by Lenders; Agency.

      (a) If any Lender (the "TRANSFEROR") transfers or assigns or wishes to transfer or assign all or any of its rights and obligations under the Loan Agreement, the Notes (as applicable) and the other Operative Documents to which it is a party (other than an assignment or transfer to Ex-Im Bank pursuant to the Ex-Im Bank Guarantee), then the Transferor shall procure that the assignee or transferee under the Loan Agreement (the "TRANSFEREE") contemporaneously with the date on which such transfer or assignment takes effect (the "EFFECTIVE DATE") becomes a party to this Agreement and all parties hereto agree that the Transferee may become a party to this Agreement on the Effective Date by execution of an Accession Certificate.

      (b) The provisions of Section 12 of the Loan Agreement are deemed to be incorporated into this Agreement and shall apply as if the same were set out and repeated in full in this Agreement and shall be incorporated and form part of this Agreement.

      (c) No Lender may assign or transfer any of its rights or obligations hereunder or contemplated by this Section 24 and such assignment or transfer shall not be effective, unless contemporaneously therewith such Lender assigns or transfers to the same assignee or transferee all or a corresponding part of its rights and obligations under the Loan Agreement, the Notes (as applicable) and under each of the other Operative Documents to which such Lender is a party in accordance with the terms thereof.

      SECTION 25. Suspension and Cancellation by Ex-Im Bank. If a Lease Event of Default or Loan Event of Default shall occur and be continuing, then Ex-Im Bank may, by written notice to the Facility Agent, GFC, and each Borrower Party: (i) suspend further Utilizations under the Ex-Im Bank Guarantee until Ex-Im Bank is satisfied that the cause of such suspension has been removed; and/or (ii) cancel the unutilized and uncancelled amount of the Ex-Im Bank Commitment. In the event of a cancellation of all or part of the Ex-Im Bank Commitment by Ex-Im Bank, (a) GFC shall pay to Ex-Im Bank on demand all fees, expenses and other amounts (including, but not limited to, any Transaction Costs), owing to or for the benefit of Ex-Im Bank under this Agreement, any other Operative Document, or any other agreement relating thereto between Ex-Im Bank and GFC, and (b) all or a corresponding portion, as the case may be, of each Lender's Commitment shall ipso facto be cancelled for the purposes of this Agreement, the Loan Agreement and each of the other Operative Documents.

      SECTION 26. Reimbursement Obligations: Transfer.

      (a) Reimbursement Obligations. In consideration of Ex-Im Bank's entering into the Ex-Im Bank Guarantee, each Lessee hereby irrevocably and unconditionally undertakes and agrees with Ex-Im Bank (to the extent the same has not been paid by another Lessee), jointly and severally (i) to reimburse Ex-Im Bank immediately upon demand for all amounts paid by Ex-Im Bank under and in accordance with the Ex-Im Bank Guarantee (it being agreed that if Ex-Im Bank shall issue a Payment Certificate the reimbursement obligation set forth in this clause (i) shall include the aggregate face amount of all such Payment Certificates so issued) or in the exercise of any right in respect thereof provided by Applicable Law, (ii) to pay to Ex-Im Bank after Ex-Im Bank's issuance of a Payment Certificate, for Ex-Im Bank's own account, the Ex-Im Bank Make-Whole Amount, if any, calculated by Ex-Im Bank as of the Calculation Date(as

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

such term is defined in the definition of Ex-Im Bank Make-Whole Amount) and
(iii) (without duplication of the foregoing) to indemnify Ex-Im Bank on a full indemnity basis against all actions, proceedings, claims, demands, costs, charges, damages, losses, costs and expenses (including, without limitation, consequential damages) made, suffered or incurred by Ex-Im Bank and to pay to Ex-Im Bank immediately upon demand for all payments, costs, damages, losses or expenses of any description whatsoever which may be incurred by Ex-Im Bank in connection with any investigative, administrative or judicial proceeding in relation to or arising out of the Ex-Im Bank Guarantee.

      (b) Transfer. Each Lessee acknowledges that upon payment of any amounts by Ex-Im Bank under the Ex-Im Bank Guarantee, Ex-Im Bank shall be subrogated (by way of an assignment) to all of the rights of the Facility Agent and the Lenders to the extent set forth in the Ex-Im Bank Guarantee in accordance with the terms thereof. Each Lessee and Lessor hereby consents and agrees that Ex-Im Bank is an acceptable transferee for all or any portion of the Loans and/or the Notes for all purposes of the Loan Agreement and the other Operative Documents and upon any such assignment, Ex-Im Bank shall be deemed the Lenders to the extent set forth in the Ex-Im Bank Guarantee under the Loan Agreement and the other Operative Documents for all purposes thereof and each Lessee hereby agrees to take such reasonable steps as are necessary to comply with any relevant provision of any Operative Document to which such Lessee is a party, as a result of such assignment.

      (c) Waiver by Lessee. Each Lessee acknowledges and agrees that if any covenant, stipulation or other provision of this Agreement which is expressed to impose on such Lessee the obligation to make any payment whether by way of indemnity or otherwise, is at any time void under any provision of Applicable Law (including, without limitation, any law of any Relevant Jurisdiction referable to such Lessee), such Lessee will not make any claim, counterclaim or institute any proceedings against Ex-Im Bank or any of its assignees or subrogees for any amount paid by such Lessee at any time and such Lessee waives unconditionally and absolutely any rights and defenses, legal or equitable, which arise under or in connection with any such provision and which might otherwise be available to it for recovery of any amount due under such Lease or any other Operative Document.

      (d) Payments Absolute. The reimbursement and indemnity obligations of each Lessee under this Agreement shall be absolute, unconditional and irrevocable, and shall to the fullest extent provided by Applicable Law be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including the following circumstances: (i) any lack of legality, validity, regularity or enforceability of this Agreement or any of the Operative Documents or any Operating Lease; (ii) any amendment or waiver of or any consent given hereunder or under any of the Operative Documents or any Operating Lease; (iii) the existence of any claim, set-off, defense or other rights which such Lessee may have at any time against Ex-Im Bank or any other Person or entity, whether in connection with this Agreement, the Operative Documents, any Operating Lease or any unrelated transaction; and (iv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing which could be interpreted as a legal or equitable defense to payment hereunder or under any Operative Document.

      (e) Payments under Ex-Im Bank Guarantee. If Ex-Im Bank shall have made any payment under the Ex-Im Bank Guarantee, and no Lessee and/or no Guarantor shall have

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reimbursed Ex-Im Bank in full on the same Business Day of the date of demand under Section 26(a), Ex-Im Bank may thereafter exercise any of the rights and remedies granted to it for exercise after a Lease Event of Default under the applicable Leases in accordance with the terms of the Operative Documents and/or Applicable Law.

      (f) Payments to Ex-Im Bank. All payments to be made to Ex-Im Bank under this Agreement or any Operative Document shall be in Dollars in immediately available and freely transferrable funds. All payments to Ex-Im Bank shall be made at the Federal Reserve Bank in the Federal Reserve District of New York for credit to Ex-Im Bank's account with the Treasurer of the United States, Washington, D.C., U.S.A., in accordance with the payment instructions set forth in Section 33(j)(iii) hereof. Whenever any payment to Ex-Im Bank under this Agreement or any other Operative Document shall be stated to be due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day with interest at the rate provided in Section 3.2(b) of the Loan Agreement.

      SECTION 27. Restructuring. The parties hereto agree that, upon the occurrence and during the continuance of a Loan Event of Default that is not a Lease Event of Default under any Lease, each will, at the cost and expense of each Lessee, negotiate in good faith with the view to taking action and restructuring the transactions contemplated by the Operative Documents in order to effectively cure such Loan Event of Default under the Loan Agreement or to so restructure such transactions so as to effectively provide to the parties hereto the benefits intended to be provided to them in respect of such transactions, and each will not, so long as there is no material risk of the sale, forfeiture, loss or other prejudice to any Aircraft or any interest therein or any other Collateral, proceed to exercise any remedies under the Loan Agreement for a period of ten (10) Business Days after the occurrence of such Loan Event of Default; provided that any such restructuring or standstill (i) shall be without prejudice to the obligations of the Guarantors and each Borrower, Lessor and Lessee under the Operative Documents, (ii) shall terminate upon the occurrence of any Lease Event of Default under the applicable Lease or Leases and (iii) shall not, in relation to any person, involve the taking of any action adverse to it or in relation to which it is not indemnified to its reasonable satisfaction.

      SECTION 28. Certain Prepayments. The parties hereto agree that any right of any Borrower under the Loan Agreement to voluntarily prepay any of its Loans thereunder may be exercised by and only by or at the direction of the Lessee of the Aircraft in relation to such Loan.

      SECTION 29. Consultation. Upon receipt by Ex-Im Bank of a request from GFC or any Lessee to reregister any Aircraft under Section 8C(g), Ex-Im Bank agrees to consult with the Facility Agent with respect to such request; provided that Ex-Im Bank's failure to consult with the Facility Agent shall not affect Ex-Im Bank's or such Lessee's rights and obligations hereunder or thereunder.

      SECTION 30. Limitations of Liability.

      (a) Except as provided in Section 30(b) and (c) below, notwithstanding any other provision contained in this Agreement or any other Operative Document to the contrary, any and all liability of each Borrower, Lessor, Lessee, Lessor Parent or Initial Lessor Parent Trust Company for amounts payable or expressed to be payable by any such Person for, in respect of,

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

or in connection with, its obligations, representations, warranties, covenants, indemnities or other contractual assurances in this Agreement or any other Operative Document to any of the Security Trustee, the Facility Agent, Ex-Im Bank, the Lenders, any Borrower (or, in the case of each such Borrower, to any other Borrower), any Lessor (or, in the case of each such Lessor, to any other Lessor), any Lessee (or, in the case of each such Lessee, to any other Lessee) or any Lessor Parent (or, in the case of each such Lessor Parent, to any other Lessor Parent) (for the purposes of this Section 30 only, each a "RELEVANT PARTY", and together the "RELEVANT PARTIES") and all such liability under herein or therein, shall be limited to and only payable from:

            (i) in the case of each such Borrower, Lessor and Lessee, the recovery from such Person of all sums that are paid to or recovered by such Person (or any person claiming through or on behalf of such Person) pursuant to any provision of any Operative Document; and

            (ii) in the case of each such Lessor Parent and (subject to the terms of the Initial Declaration of Trust) the Initial Lessor Parent Trust Company, the value from time to time of the Trust Fund (as defined in the relevant Declaration of Trust) of the related Lessor Parent Trust and available to be applied to such liability; and, except as provided in the relevant Declaration of Trust, in no circumstances shall Lessor Parent Trust Company be personally liable for any shortfall that may arise as a result thereof; and

            (iii) the realization of any proceeds from the enforcement of any security granted by such Person to the Security Trustee under the Security Documents (except to the extent that such Person is not entitled to retain such sums as against any third party by virtue of any law, including as a result of any judgment or order of any court or in any bankruptcy of such third party) and any other property of such Person.

      (b) Section 30(a) shall be of no application in respect of any Borrower, Lessor or Lessee and each such Person shall be fully liable and each of the Relevant Parties shall be at liberty to prove all their respective rights and remedies against such Person and its assets for any loss, damage, cost or expense (including without limitation legal fees and expenses) sustained or incurred by such Relevant Party as a consequence of (i) the willful misconduct or gross negligence of such Person or (ii) except in the case of the Initial Lessor Parent Trust Company, a representation or warranty made by such Person in any Operative Document being untrue, incorrect or misleading which would have an adverse effect upon the ability of such Person to perform or comply with its obligations under this Agreement or any of the Operative Documents or (iii) fraud on the part of such Person.

      (c) The provisions of this Section 30 shall only limit the personal liability of each Lessor for the discharge of its monetary obligations under this Agreement or any of the Operative Documents and shall not (i) limit or restrict in any way the accrual of interest on any unpaid amount, or (ii) derogate from or otherwise limit the right of recovery, realization or application by the Relevant Party under or pursuant to any of the Security Documents or anything assigned, mortgaged, charged, pledged or secured under or pursuant to any of the Aircraft Security Documents or (iii) limit or restrict in any way the determination of the Obligations under the GATX Guarantee.

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      SECTION 31. Guarantee of Designated Persons.

      (a) Guarantee. Each Borrower, Lessor and each Lessee hereby guarantees to each of the Secured Parties and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration, by optional prepayment or otherwise) of (i) in the case of each Borrower and Lessor, the principal of and interest on the Loans made by the Lenders to any other Borrower or Lessor, and all other amounts from time to time owing to the Lenders or the Secured Parties by any other Borrower or Lessor under this Agreement, the Loan Agreement or any other Operative Document, in each case strictly in accordance with the terms thereof, and (ii) in the case of each Lessee, all Initial Rent, Basic Rent, Supplemental Rent, Termination Value and any other amounts payable by any other Lessee under this Agreement, any Lease or any other Operative Document (for the purposes of this Section 31 only, such obligations being herein collectively called the "CROSS GUARANTEED OBLIGATIONS"). Each Borrower, Lessor and Lessee (for the purposes of this
Section 31 only, each a "CROSS GUARANTOR" and collectively, the "CROSS GUARANTORS") hereby further agrees that if any other Borrower, Lessor or Lessee (for the purposes of this Section 31 only, each a "CROSS GUARANTEED PERSON"), as the case may be, shall fail to pay in full when due (whether at stated maturity, by acceleration, by optional prepayment or otherwise) any of the Cross Guaranteed Obligations, the related Cross Guarantor, as the case may be, will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Cross Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

      (b) Obligations Unconditional.

            (i) The obligations of each Cross Guarantor hereunder are unconditional irrespective of (A) the value, genuineness, validity, regularity or enforceability of any of the Cross Guaranteed Obligations,
      (B) any modification, amendment or variation in or addition to the terms of any of the Cross Guaranteed Obligations or any covenants in respect thereof or any security therefor, (C) any extension of time for performance or waiver of performance of any covenant of any Cross Guaranteed Person or any failure or omission to enforce any right with regard to any of the Cross Guaranteed Obligations, (D) any exchange, surrender release of any other guaranty of or security for any of the Cross Guaranteed Obligations, or (E) any other circumstance with regard to any of the Cross Guaranteed Obligations which may or might in any manner constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent hereof that the obligations of each Cross Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

            (ii) Each Cross Guarantor hereby expressly waives diligence, presentment, demand, protest, and all notices whatsoever with regard to any of the Cross Guaranteed Obligations and any requirement that the Security Trustee or any other Secured Party exhaust any right, power or remedy or proceed against any Cross Guaranteed Person hereunder or under the Designation Letter of such Cross Guaranteed Person or any Note or Lease of such Cross Guaranteed Person or any other guarantor of or any security for any of the Cross Guaranteed Obligations.

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

      (c) Reinstatement. The guarantee in this Section 31 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Cross Guaranteed Person in respect of the Cross Guaranteed Obligations is rescinded or must be otherwise restored by any holder(s) of any of the Cross Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

      (d) Subrogation. Until the payment in full of the Secured Obligations and all other amounts payable to the Secured Parties under the Operative Documents, each Cross Guarantor hereby irrevocably waives all rights of subrogation or contribution, whether arising by operation of law (including, without limitation, any such right arising under the Bankruptcy Code) or otherwise, by reason of any payment by it pursuant to the provisions of this Section 31.

      (e) Remedies. Each Cross Guarantor agrees that, as between such Cross Guarantor on the one hand and the Secured Parties on the other hand, the obligations of any Cross Guaranteed Person guaranteed under this Agreement may be declared to be forthwith due and payable, or may be deemed automatically to have been accelerated, as provided in the Loan Agreement or any Lease, for purposes of Section 10(a) hereof notwithstanding any stay, injunction or other prohibition (whether in a bankruptcy proceeding affecting such Cross Guaranteed Person or otherwise) preventing such declaration as against such Cross Guaranteed Person and that, in the event of such declaration or automatic acceleration such obligations (whether or not due and payable by such Cross Guaranteed Person) shall forthwith become due and payable by the relevant Cross Guarantor for purposes of said Section 31(a).

      (f) Continuing Guarantee. The guarantee in this Section 31 is a continuing guarantee and shall apply to all Cross Guaranteed Obligations whenever arising.

      SECTION 32. Subordination. GFC covenants with the Security Trustee for the benefit of the Secured Parties and agrees and declares as follows:

      (a) The Subordinated Liabilities of each Lessee and the Secured Subordinated Obligations of each Lessor are subordinated in right of repayment to the prior payment in full of all Senior Liabilities to the extent and in the manner provided in this Section 32.

      (b) The priorities referred to in paragraph (a) will not be affected by any reduction or increase in Basic Rent or by any intermediate reduction or increase in, amendment or variation to, or satisfaction of, any of the Senior Liabilities.

      (c) So long as any part of the Senior Liabilities remains unpaid or undischarged:

            (i) after the occurrence of a Lease Event of Default and for as long thereafter as the same is continuing, no Lessee may, without the prior written consent of the Instructing Group, make any prepayment or payment (whether in cash, by way of dividend, transfer of shares or other assets or otherwise) on account of the Subordinated Liabilities (whether by way of cash, loan or otherwise) nor shall any Lessee, GFC or any Lessee Parent be entitled to demand or receive any such payment;

            (ii) no Lessee may, without the prior written consent of the Instructing Group, grant any security in respect of the Subordinated Liabilities (excluding any such security granted pursuant to the Operative Documents) nor shall any Lessee, GFC or any Lessee Parent be entitled to demand or receive any such security or commence or join any proceedings against any Lessee (in the case of GFC or any Lessee Parent) or any Lessor (in the case of any Lessee) or take any legal action in respect of the Subordinated Liabilities, the Secured Subordinated Obligations or any part thereof or (in the case of GFC) exercise any right or remedy in respect of any Inter-company Loan or (in the case of any Lessee) in respect of the Secured Subordinated Obligations (including, without limitation, the exercise of any right of set-off, counterclaim or lien or any action or step with a view to winding-up of any Lessee or Lessor, as the case may be).

      (d) In the event of payment (whether in cash, by way of transfer of shares or other assets or otherwise) being made to, or security being held by, GFC, any Lessee Parent or any Lessee in breach of paragraph (c) immediately above, GFC, such Lessee Parent or such Lessee, as the case may be, will pay or transfer to the Security Trustee on behalf of the Secured Parties any sums or other assets which shall have been received by it from any Lessee or Lessor, as the case may be, in consequence of such breach (whereupon the underlying Subordinated Liabilities or Secured Subordinated Obligations, as the case may be, equivalent to the payment made shall be deemed not to have been reduced) and until such payment or transfer GFC, such Lessee Parent or such Lessee, as the case may be, will hold such sums or other assets or such security (as the case may be) in trust for the benefit of the Secured Parties.

      (e) On a winding-up of any Lessee or Lessor or other analogous event, the claims of GFC and Lessee Parent in respect of the Subordinated Liabilities and the claims of the Secured Subordinated Parties in respect of the Secured Subordinated Obligations shall each be postponed to the Senior Liabilities and no amount shall be payable to GFC or such Lessee Parent in respect of the Subordinated Liabilities nor any distribution of assets of any kind or character made to GFC, any Lessee Parent or any Lessee in respect thereof (whether in cash, property, securities or otherwise) until the Senior Liabilities have first been paid or discharged in full in accordance with their terms (and for this purpose any payments received by the Secured Parties shall only be taken to discharge the same to the extent of the actual amount received). If GFC, any Lessee Parent or any Lessee proves in the winding-up (or other analogous event) of any Lessee or Lessor for all or any part of the Subordinated Liabilities or the Secured Subordinated Obligations, then it shall act in accordance with the directions of the Security Trustee and any payment or distribution of assets of such Lessee or Lessor of any kind or character to which GFC, such Lessee Parent or such Lessee would have been entitled except for the provisions of this Section shall be paid by the liquidator of such Lessee or such Lessor or other person making such payment or distribution to the Security Trustee on behalf of the Secured Parties to the extent necessary to repay all the Senior Liabilities in full in accordance with their terms; provided, that, if any such payment or distribution is notwithstanding the foregoing made to GFC, such Lessee Parent or such Lessee, such Person shall hold any such payment or distribution on trust for the Secured Parties for application in accordance with Section 21 and Appendix AF.

      (f) Other than as contemplated in or permitted under the Operative Documents, neither GFC nor any Lessee Parent or Lessee shall not knowingly take or omit to take any action whereby the subordination of the Subordinated Liabilities or the Secured Subordinated Obligations (or any part thereof) as contemplated in this Section to the Senior Liabilities might be terminated, impaired or adversely affected.

      SECTION 33. Miscellaneous.

      (a) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

      (b) No failure on the part of any party to exercise, and no delay in exercising, any right, power or privilege under this Agreement or any other Operative Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      (c) For the purposes of this Agreement and each other Operative Document (other than the Ex-Im Bank Guarantee), all notices and other communications (including any modifications of, or waivers or consents under, this Agreement or such other Operative Document) shall be in writing, in English, and shall be given or made by fax, mail or personal delivery and faxed, mailed or delivered to the intended recipient at the address specified below; or; as to any party, at such other address as shall be designated by such party in a notice to each other party hereto. Except as otherwise provided in this Agreement or such Operative Document, all such communications shall be deemed to have been duly given when transmitted by fax (provided such transmission by fax is in legible form and is accompanied by or generates a substantially simultaneous confirmation of transmission), or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided that any communication or document to be made or delivered to the Facility Agent, the Security Trustee or Ex-Im Bank shall be effective only when received by the Facility Agent, the Security Trustee or Ex-Im Bank and then only if the same is expressly marked for the attention of the department or officer identified below (or such other department or officer as such Person shall from time to time specify for this purpose).

            (i)   If to any Lessor or Lessor Parent:

                  Walkers SPV Limited
                  Walker House
                  Mary Street
                  P.O. Box 908 GT
                  George Town
                  Grand Cayman
                  Cayman Islands
                  Attention: The Directors
                  Telephone: +1 345-945-3727
                  Fax:       +1 345-945-4757

                  With a copy to the Security Trustee and GFC

            (ii)  If to the Security Trustee:

                  Wells Fargo Bank Northwest, N.A.
                  79 South Main Street
                  Salt Lake City, Utah 84111
                  Attention:  Corporate Trust Services
                  Telephone:  801-246-5630
                  Fax:        801-246-5053

                  With a copy to GFC

            (iii) If to the Facility Agent or the Initial Lender:

                  Barclays Bank PLC
                  222 Broadway
                  New York, New York 10038

                  Attention: Structured Trade and Export Finance
                  Fax:       212-412-2919
                  Telephone; 212-412-7531

                  With a copy to:

                  Attention: Director, Loan Transaction Management
                  Fax:       212-412-7511

                  Attention: Global Services Unit
                  Fax:       212-412-5306/7/8

                  And with a copy to GFC

            (iv)  If to Ex-Im Bank:

                  Export-Import Bank of the United States
                  811 Vermont Avenue, N.W.
                  Washington, D.C. 20571
                  U.S.A.
                  Attention: Vice-President - Transportation Division

                  Reference: Ex-Im Bank Guarantee No. AP077971XX - United States -GATX

                  Telephone: 202-565-3550
                  Fax:       202-565-3558

                  With a copy to GFC

            (v)   If to GFC or any Lessee:

                  GATX Capital Division
                  GATX Financial Corporation
                  Four Embarcadero Centre, Suite 2200
                  San Francisco, California 94111
                  U.S.A.

      (d) THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. Any suit, action or proceeding against any of the parties hereto with respect to the Operative Documents or any judgment entered by any court in respect thereof may be brought in the Supreme Court of the State of New York, County of New York and/or the United States District Court for the Southern District of New York, and each party hereto submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding; provided, however, that notwithstanding the foregoing, any party may commence an action in any other jurisdiction to otherwise enforce a judgment issued by such courts. Each Borrower, Lessor and Lessee hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in such courts may be made upon its relevant Process Agent, and it hereby irrevocably appoints each of its Process Agent as its true and lawful attorney-in-fact in its name, place and stead (as well as that of its respective successors and assigns) to accept such service of any and all such writs, process and summonses, and agrees that the failure of its relevant Process Agent to give any notice of any such service of process to it shall not impair or affect the validity of such service or of any judgment based thereon. Each of Borrower, Lessor and Lessee further agrees (to the extent permitted by Applicable Laws) that a final judgment against it in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, a certified or true copy of which final judgment shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of it, as the case may be, therein described; provided that nothing in this Section 30(d) shall affect the right of any party hereto or its successors, subrogees or assigns to serve legal process in any other manner permitted by law or affect the right of such party or its successors, subrogees or assigns to bring any action or proceeding against any Borrower, Lessor or Lessee or their respective property in the courts of other jurisdictions. Each of Borrower, Lessor and Lessee agrees that (x) the sole responsibilities of their respective Process Agents shall be (i) to receive such process, (ii) to send a copy of any such process so received to it, as the case may be, by registered airmail, return receipt requested, at its address set forth in Section 30(c), or at the last address filed in writing by it with the relevant Process Agent, and (iii) to give prompt facsimile notice of receipt thereof to each of it at such address and (y) each Process Agent shall have no responsibility for the receipt or nonreceipt by each of it of such process. Each of Borrower, Lessor and Lessee hereby agrees to pay to its Process Agents such compensation as shall be agreed upon from time to time by it and its Process Agents for the Process Agents' services hereunder. Each Borrower, Lessor and Lessee hereby agrees that its respective submission to jurisdiction and its designation of its Process Agents is made for the express benefit of the Lender, the Facility Agent, the Security Trustee, Ex-Im Bank and their respective successors, subrogees, and assigns. Each of Borrower, Lessor and Lessee agrees that it will at all times continuously maintain a process agent to receive service of process in the City, County and State of New York on behalf of itself and its properties with respect to this Agreement and shall give each party hereto written notice prior to any change of address for such agent, and in the event that, for any reason, the process agent named pursuant to this Section 30(d) shall no longer serve as process agent to receive service of process on it shall promptly appoint a successor Process Agent. In the event of the transfer of all or substantially all the assets and business of a Process Agent to any other corporation or Person, by consolidation, merger, sale of assets or otherwise, such other corporation shall be substituted hereunder for such Process Agent with the same effect as if named herein in place of such Process Agent. Each party hereby irrevocably further consents to the service of process in any suit, action or proceeding in said courts by the mailing thereof by any party hereto by registered or certified mail, postage prepaid, to such party at its address specified in Section 30(c). Each party hereto hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Operative Documents brought in any of the aforesaid courts and hereby further irrevocably waives any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

      (e) The payment obligations of any party to an Operative Document (the "PAYOR") expressed to be payable thereunder in one currency (the "FIRST CURRENCY") shall not be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to the first currency under normal banking procedures would not yield the full amount of the first currency due thereunder, and the payor shall indemnify the recipient of such payment (the "PAYEE") against any such shortfall; and in the event that any payment by the payor, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of the first currency, the payee shall have a separate cause of action against the payor for the additional amount necessary to yield the amount due and owing to the payee.

      (f) The Section and paragraph headings in this Agreement and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

      (g) Notwithstanding any other provision of any other Operative Document (other than the Ex-Im Bank Guarantee and the Borrower Indemnity Agreement), no provision of this Agreement or any other Operative Document, may be amended, modified, waived, discharged, terminated or otherwise changed except by an instrument in writing signed (i) in the case of any amendment or modification, by both the party against whom enforcement of such amendment or modification is sought and the Security Trustee, (ii) the parties to the relevant Operative Document and (iii) in any other case, by the Security Trustee; provided that the Security Trustee shall not sign any such amendment, modification, waiver, discharge, termination or other change except in accordance with Section 13. The Security Trustee shall promptly notify each party hereto of any such amendment, modification, waiver, discharge, termination or other change which it has signed or has agreed to sign, it being understood that its failure to give such notice shall not affect the effectiveness of any such action or result in any liability to the Security Trustee.

      (h) Any provision of this Agreement or any other Operative Document that is prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and shall not invalidate or render unenforceable the other provisions hereof in any jurisdiction. To the extent permitted by Applicable Law, the parties hereto waive any provision of law which renders any provision hereof or thereof prohibited or unenforceable in any respect.

      (i) Each party hereto (other than Ex-Im Bank) acknowledges and agrees that the activities contemplated by the provisions of the Operative Documents are commercial in nature rather than governmental or public and therefore acknowledges and agrees that it is not entitled to any right of immunity on the grounds of sovereignty or otherwise with respect to such activities or in any legal action or proceeding arising out of or relating to the Operative Documents. Each such party in respect of itself and its properties and revenues, expressly and irrevocably waives any such right of immunity (including, but not limited to, any immunity from suit, from the jurisdiction of any court, from service of process, from set-off, from any execution, or attachment in aid of execution prior to judgment or otherwise or from any other legal process) or claim thereto which may now or hereafter exist (whether or not claimed) and irrevocably agrees not to assert any such right or claim in any such action or proceeding that may at any time be commenced, whether in the United States of America or otherwise.

      (j) Unless otherwise specified by a Secured Party in a notice delivered to each of Lessee, Ex-Im Bank and the Facility Agent, any amounts payable to any Secured Party under this Agreement or any other Operative Document shall be paid as follows:

            (i) Facility Agent and Initial Lender. All such amounts payable to the Facility Agent or to the Initial Lender shall be paid to the Facility Agent for its own account, or on behalf of the Initial Lender, as the case may be, at the following account:

                  Barclays Bank PLC
                  222 Broadway
                  New York, New York 10038
                  USA
                  Account Name: CLAD control account
                  ABA#: 026 002 574
                  Account #: 050 019104
                  Ref.:    GATX - Ex-Im Bank Facility

            (ii) Security Trustee. All such amounts payable to the Security Trustee shall be paid to the Security Trustee, for its own account or in its capacity as Security Trustee, as the case may be, at the following account:

                  Wells Fargo Bank Northwest, N.A.
                  Wells Fargo Bank
                  ABA # 121-000-248
                  Account # 051-0922115
                  Account Name: Corporate Trust Services
                  Ref: EXIM/GATX/38342

            (iii) Ex-Im Bank. Notwithstanding anything to the contrary contained in any Operative Document, all such amounts payable to Ex-Im Bank shall be paid at the Federal Reserve Bank of New York, for credit to the account identified below, or as otherwise directed in writing to any Lessor Party, Lessee Party, any Guarantor and the Facility Agent by the Chief Financial Officer, Treasurer-Controller, or Deputy Treasurer-Controller of Ex-Im
      Bank:

                  U.S. TREASURY DEPARTMENT
                  0210-3000-4
                  TREAS NYC/CTR/
                  BNF=/AC-4984 OBI=
                  EXPORT-IMPORT BANK

                  DUE_____________________,_______ON
                  EIB GUARANTEE NO. AP077971XX - United States - GATX

                  FROM:___________________________

      (k) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and transferees; provided, that no Lessee, Lessor or Lessor Parent may assign any of their rights or delegate any duty under this Agreement to any Person (except as expressly permitted by the Operative Documents).

      (l) Without prejudice to any Security Document, any provision of any Lease, any Sublease or any Operating Lease which is expressed to be for the benefit of Ex-Im Bank or any other Person or which otherwise confers rights on Ex-Im Bank or any other Person is hereby restated by each Lessor, Lessee and Sublessee (as the case may be) to and for the benefit of Ex-Im Bank and such other Person as if, mutatis mutandis, set out in full herein.

                                     * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed as of the day and year first above written.

                                                INITIAL LESSOR PARTY AND INITIAL
                                                BORROWER PARTY

                                                USEB AIRCRAFT LIMITED
Executed as a Deed
By USEB AIRCRAFT LIMITED
In the presence of:

/s/ LUCY HOLYOAKE                              By: /s/ GEOFFREY WHITE
----------------------------                   ---------------------------------
Witness  LUCY HOLYOAKE                         Name: GEOFFREY WHITE
         LEGAL SECRETARY                       Title: Attorney in fact
         200 ALDERSGATE STREET

Executed as a Deed                             INITIAL LESSEE PARTIES
By GEARY LEASING LIMITED
In the presence of:                            GEARY LEASING LIMITED

/s/ [ILLEGIBLE]                                By: /s/ Stephen Moulton
-------------------------------                ---------------------------------
Witness                                        Name: Stephen Moulton
                                               Title: Assistant Secretary

Executed as a Deed                             JACKSON LEASING LIMITED
By JACKSON LEASING LIMITED
In the presence of:                            By: /s/ Stephen Moulton
                                               ---------------------------------
/s/ [ILLEGIBLE]                                Name: Stephen Moulton
------------------------------                 Title: Assistant Secretary
Witness
                                               JACKSON LEASING CORPORATION

                                               By: /s/Stephen Moulton
                                               ---------------------------------
                                               Name: Stephen Moulton
                                               Title: Assistant Secretary

                                               JACKSON LEASING (TRELAND)
                                               LIMITED

                                               By: /s/Stephen Moulton
                                               ---------------------------------
                                               Name: Stephen Moulton
                                               Title: Assistant Secretary

                                        SECURITY TRUSTEE

                                        WELLS FARGO BANK NORTHWEST,
                                        NATIONAL ASSOCIATION, not in its
                                        individual capacity, except as expressly provided herein, but solely as Security Trustee

                                        By:   /s/ MICHAEL D. HOGGAN
                                              ----------------------------------
                                        Name: MICHAEL D. HOGGAN
                                        Title: ASSISTANT VICE PRESIDENT

                                        EX-IM BANK

                                        EXPORT-IMPORT BANK OF THE
                                        UNITED STATES

                                        BY:  /s/ ROBERT A. MORIN
                                             ---------------------------------
                                        NAME: ROBERT A. MORIN
                                        TITLE: VICE PRESIDENT

                                        GUARANTOR

                                        GATX FINANCIAL CORPORATION

                                        By:  /s/ SUSAN M. YATA
                                             -----------------------------------
                                        Name: SUSAN M. YATA
                                        Title: VICE PRESIDENT

                                        JACKSON LEASING (CYPRUS)
                                        LIMITED

                                        By:   /s/ STEPHEN MOULTON
                                              ----------------------------------
                                        Name: STEPHEN MOULTON
                                        Title: ATTORNEY IN FACT

                                        INITIAL LESSOR PARENT

                                        WALKER SPV LIMITED, NOT in its
                                        individual capacity except as expressly
                                        set forth herein, but solely acting in
                                        its capacity as trustee of the USEB
                                        Aircraft Trust

                                        By:   /s/ GEOFFREY WHITE
                                              ----------------------------------
                                        Name: GEOFFREY WHITE
                                        Title: ATTORNEY IN FACT

                                        FACILITY AGENT

                                        BARCLAYS BANK PLC

                                        By:  /s/ ANDRE GAZAL
                                             -----------------------------------
                                        Name: ANDRE GAZAL
                                        Title: DIRECTOR

                                        INITIAL LENDER

                                        BARCLAYS BANK PLC

                                        By:  /s/ ANDRE GAZAL
                                             -----------------------------------
                                        Name: ANDRE GAZAL
                                        Title: DIRECTOR

                                                                      SCHEDULE 1

                                  THE AIRCRAFT


                                                                   ACTUAL
                                                                   DELIVERY DATE/
                                                                   SCHEDULED
                                                                   DELIVERY
                               THE AIRCRAFT                        MONTH
1.    New Boeing 737-800 aircraft with Brazilian registration      January 14,
      mark PR-GOJ and the manufacturer's serial number of          2002
      32359, together with two CFM Model CFM56-7B24 engines
      bearing manufacturer's serial numbers 889751 and
      888760(1)

2.    New Boeing 737-800 aircraft with Brazilian registration      February 6,
      mark PR-GOK and the manufacturer's serial number of          2002
      32360, together with two CFM Model CFM56-7B24 engines
      bearing manufacturer's serial numbers 888849 and
      888850(2)

3.    New Boeing 737-800 aircraft with Turkish registration        March 29, 2002
      mark TC-lEA and the manufacturer's serial number of
      32361, together with two CFM Model CFM56-7B27 engines
      bearing manufacturer's serial numbers 888- 878 and
      888-880(3)

4.    New Boeing 737-800 aircraft with Czech registration mark     May, 2002
      OK-TVB and the manufacturer's serial number of 32362,
      together with two CFM Model CFM56-7B27 engines bearing
      manufacturer's serial numbers 888930 and 888932

5.    New Boeing 737-800 aircraft with [  ]* registration mark     May, 2002
      [ ]* and the manufacturer's serial number of 32363,
      together with two CFM Model CFM56-7B27 engines bearing
      manufacturer's serial numbers [ ]* and [ ]*

6.    New Boeing 737-800 aircraft with [  ]* registration mark     June, 2002
      [ ]* and the manufacturer's serial number of 32364,
      together with two CFM Model CFM56-7B27 engines bearing
      manufacturer's serial numbers [ ]* and [ ]*

7.    New Boeing 737-800 aircraft with [  ]* registration mark     October, 2002
      [ ]* and the manufacturer's serial number of 32365,
      together with two CFM Model CFM56-7B27 engines bearing
      manufacturer's serial numbers [ ]* and [ ]*

----------

(1) Delivered Aircraft

(2) Delivered Aircraft

(3) Delivered Aircraft

8.    New Boeing 737-800 aircraft with [  ]* registration mark     November, 2002
      [  ]* and the manufacturer's serial number of 32366,
      together with two CFM Model CFM56-7B27 engines bearing
      manufacturer's serial numbers [ ]* and [ ]*

9.    New Boeing 737-800 aircraft with [  ]* registration mark     December, 2002
      [  ]* and the manufacturer's serial number of 32367,
      together with two CFM Model CFM56-7B27 engines bearing
      manufacturer's serial numbers [ ]* and [ ]*

10.   New Boeing 737-800 aircraft with [  ]* registration mark     March, 2003
      [  ]* and the manufacturer's serial number of 32368,
      together with two CFM Model CFM56-7B27 engines bearing
      manufacturer's serial numbers [ ]* and [ ]*

* To be identified in the Notice of Borrowing applicable to such Aircraft.

                                     S-1-2

                                                                      SCHEDULE 2

                            MINIMUM LEASE PROVISIONS
                   (Section 8C of the Participation Agreement)

"Minimum Lease Provisions", in relation to any Operating Lease, means the following provisions:

(a) Rental

      (i)   Currency

            All Rental shall be denominated and payable in Dollars.

      (ii)  Set-off and Counterclaim

            The Operating Lease shall be a 'net' lease in accordance with industry practice and the Operating Lessee's obligation to pay rental and make other payments in accordance with the Lease Agreement will be absolute and unconditional without any right of set-off or counterclaim.

(b)   Maintenance Reserves and Security Deposit

      The Operating Lessee will be required to pay airframe and (unless and for such time as the Operating Lessee is a party to an Engine Maintenance Agreement) engine reserves (collectively the "Maintenance Reserves") and/or any security deposit (the "Security Deposit") in circumstances where such Maintenance Reserves and such Security Deposit (if any) as the Operating Lessee deems appropriate in accordance with the Standard on such terms as would be appropriate when acting in accordance with the Standard.

(c)   Disclaimer

      (i) The Operating Lessee shall, on delivery of the Aircraft to it, expressly acknowledge to the Operating Lessor that (save as may be permitted hereby) none of the Operating Lessee or any Secured Party gives any warranties, representations or guarantees of any kind with respect to the Aircraft.

            If the Operating Lessee so requires or, if the Applicable Law limits the extent to which such acknowledgement may be given, such acknowledgement may be qualified so that it is given only to the extent permitted by Applicable Law.

      (ii) The Operating Lessee's obligation to accept delivery of the Aircraft may be conditional on the Operating Lessor having satisfied itself as to the condition thereof or as to compliance with any specific criteria prior to the execution of its certificate of acceptance.

      (iii) The Operating Lessor may warrant or undertake to the Operating Lessee that the Aircraft will comply with certain specific factual criteria, provided such warranty or undertaking is satisfied or discharged by the Operating Lessee's acceptance of the Aircraft upon the execution of the Acceptance Certificate (or, if the Operating Lessee agrees to accept delivery notwithstanding non-compliance, provided the Operating Lessor undertakes to rectify such non-compliance (or provide appropriate compensation)).

(d)   Operational and Other Undertakings

      (i) The Operating Lease shall (1) contain provisions corresponding in all material respects with those stated in Section 6 (Possession; Use; Lawful Insured Operations; Maintenance; Insignia) and 13 (Liens) of the Model Form Operating Lease amended to the extent the Operating Lessor considers appropriate acting in accordance with the Standard (having due regard to the interests of the Secured Parties) and amended to provide that the Aircraft must be kept and maintained in such condition as may be necessary (A) to enable the airworthiness certificate of the Aircraft to be maintained in good standing at all times under the Applicable Laws of the State of Registration and (B) to obtain an airworthiness certificate from the applicable regulatory authorities of at least one of the United States, the JAA, Japan and Australia) and (2) require that the Operating Lessee obtain all necessary consents, approvals and authorizations in connection with its leasing of the Aircraft thereunder.

      (ii)  The Operating Lease shall require that the Operating Lessee shall
            (1) operate the Aircraft in accordance with all applicable laws, (2) obtain and maintain all licenses, consents and permits reasonably necessary in connection with its operation of the Aircraft, (3) discharge all Liens from the Aircraft other than Permitted Liens,
            (4) during the Operating Lease Period, provide periodic reports on the utilization and status of the Aircraft, Airframe and the Engines in such form as may be agreed by the Operating Lessor in accordance with the Standard and (5) permit inspection of the Aircraft by the Instructing Group as contemplated under Section 8D(b) of the Participation Agreement.

(e)   Indemnities

      The Operating Lease shall contain provisions corresponding in all material respects with those stated in Section 12 of the Model Form Operating Lease (Expenses and Indemnities) amended to the extent the Operating Lessor considers appropriate acting in accordance with the Standard (having due regard to the interests of the Secured Parties; provided, that, in the case of a Quiet Enjoyment Operating Lease, such amendment shall not materially adversely affect the Secured Parties as "Indemnitees" thereunder).

(f)   Insurance

      Without limiting Section 10 of the Lease, the insurance obligations of the Operating Lessee under the Operating Lease shall mutatis mutandis correspond and comply in all

                                     S-2-2
      material respects with those stated in Clause 11 (Insurances) of the Model Form Operating Lease, except that the Operating Lessor may agree amendments to such provisions which are consistent with the Standard but which:

      (i) are required because the relevant provisions would otherwise contain a requirement not available in the market; and

      (ii)  will not and are not likely adversely to prejudice the Secured
            Parties.

(g)   Representations and Warranties

      The Operating Lessee shall represent and warrant to the Operating Lessor:

      (i) concerning the Operating Lessee's corporate standing or legal status;

      (ii) that the Operating Lease has been duly authorised and executed by the Operating Lessee; and

      (iii) that the Operating Lease constitutes legal, valid, binding and enforceable obligations of the Operating Lessee (if the Operating Lessee so requires, this representation and warranty may (to the extent appropriate in accordance with the Standard) be qualified by reference to the qualifications in the legal opinion relating to the Operating Lease).

(h)   General Reporting

      The Operating Lease shall require that the Operating Lessee provide the following information:

      (i) annual audited financial statements of the Operating Lessee or, if the Operating Lessee's obligations are guaranteed by a more creditworthy entity, the guarantor under such guarantee;

      (ii) notice of any Event of Loss or "Total Loss" of the Aircraft, Airframe or any Engine; and

      (iii) notice of any other loss event with respect to the Aircraft, Airframe or any Engine not amounting to a Event of Loss or "Total Loss" if the estimated cost of repair exceeds an amount determined in accordance with the Standard.

(i)   Redelivery of the Aircraft

      The redelivery obligations of the Operating Lessee shall be consistent with those set out in Section 14 (Return of Aircraft) of the Model Form Operating Lease (other than any amendments negotiated in accordance with the Standard) and shall correspond and comply in all material respects with the following provisions:

                                     S-2-3

      (i)   Date of Redelivery

            The Operating Lessee will be obliged to redeliver the Aircraft and all Manuals and Technical Records to the Operating Lessee on the expiration or earlier termination of the Lease Period ("Expiry").

      (ii)  Technical Reporting

            At or prior to the Expiry, the Operating Lessee will provide the Operating Lessor with all technical information reasonably requested by the Operating Lessor regarding the Aircraft.

      (iii) Redelivery Location

            On the Expiry, the Aircraft shall be technically accepted by the Operating Lessor at such airport as may be mutually agreed to by the Operating Lessee and the Operating Lessor. At such time, the Operating Lessee and the Operating Lessor shall execute a return acceptance certificate.

      (iv)  Aircraft Inspection

            The Operating Lease will oblige the Operating Lessee immediately prior to the proposed redelivery of the Aircraft, to carry out for the Operating Lessor and/or the Operating Lessor's representatives a demonstration flight of the Aircraft for a period of not greater than two (2) hours.

      (v)   Certificate of Airworthiness Matters

            The Aircraft will possess a current certificate of airworthiness issued by the Civil Aviation Authority.

      (vi)  General Condition of Aircraft at Redelivery

            (A) The Aircraft shall be in the same working order, condition and appearance as when received pursuant to the Operating Lease (reasonable wear from normal airline flight operations excepted), with all pilot discrepancies and deferred maintenance items cleared, clean by international commercial airline standards and ready for flight with all of the Aircraft equipment, components and systems operating within limits specified in the maintenance manual and functioning in accordance with their intended use. The Aircraft shall be free and clear of all Liens other than Permitted Liens.

            (B) The Lease Agreement will oblige the Operating Lessee to redeliver the Aircraft to the Operating Lessor with the same equipment as at the commencement of the Operating Lease, subject only to those replacements, additions and modifications which may have been made and properly

                                     S-2-4
                  documented pursuant to the Operating Lease or as otherwise specifically approved in writing by the Operating Lessor.

            (C) The Operating Lease will provide that, at redelivery, the Operating Lessee will cany out all inspections and checks then required on the Aircraft in accordance with the Maintenance Programme, including the next sequential C-Check (as defined in the Model Form Operating Lease). All such inspections and checks must be carried out by an Authorized Maintenance Performer. All discrepancies discovered during such inspections and checks shall be rectified to the Operating Lessor's satisfaction.

      (vii) Export and Deregistration of Aircraft

            The Operating Lease will provide that at the Operating Lessor's request, the Operating Lessee will (i) assist in providing an export certificate of airworthiness or its equivalent from the State of Registration so that the Aircraft can be exported to the country designated by the Operating Lessor, and (ii) assist with de-registration of the Aircraft from the register of aircraft in the State of Registration.

(j)   Lease Event of Default

      The Operating Lessor shall be expressly entitled by the Operating Lease to terminate the leasing of the Aircraft by the Operating Lessee, and to repossess the same, at any time after the expiration of the agreed grace period or remedy period, if any, of the occurrence of certain events, which will be broadly consistent with those set out in Section 15 (Events of Default) of the Model Form Operating Lease, amended mutatis mutandis to reflect the change in Operating Lessee, but in any event including in such events, failure of the concerned Operating Lessee to pay amounts payable by it thereunder or to affect Insurances in accordance with the requirements of the relevant Operating Lease or the bankruptcy of such Operating Lessee. The Operating Lessor may negotiate with the applicable Operating Lessee additional exceptions and qualifications which are consistent with the Standard.

(k)   Assignment

      No assignment, novation, transfer, mortgage or other charge may be made by the Operating Lessee of any of its rights with respect to the Airframe, any Engine or any Part or under the Operating Lease.

(l)   Governing Law

      The Operating Lessor shall attempt to procure that the governing law of the Operating Lease shall be English law or New York law. However, the governing law may be the law of another country if the legal opinion (of counsel qualified in such-country) states that the Operating Lease constitutes binding and enforceable obligations of the Operating Lessee under such law (such opinion may be subject to qualifications acceptable to the Operating Lessor, acting in accordance with the Standard).

                                      S-2-5

(m)   Additional Documents

      Any ancillary documents or letter agreements entered into by the Operating Lessor with the Operating Lessee shall not contain any provisions which conflict with or qualify the provisions of these Minimum Lease Provisions.

(n)   Aircraft Agreed Value

      Without limiting Section 11 of the Lease, the amount payable by the Operating Lessee to the Operating Lessor under the Operating Lease at any time on the consequence of an Event of Loss or a "Total Loss" of the Aircraft will not be less than the Aircraft Agreed Value with respect to such Aircraft at such time.

(o)   Subject and Subordinate Operating Lease

      If the Operating Lease is not, or is not intended to be, a Quiet Enjoyment Operating Lease, the leasing of the Aircraft pursuant thereto shall be made expressly subject and subordinate to the interests, rights and benefits of the Operating Lessor and the Security Trustee on behalf of the Secured Parties under the Operative Documents and shall terminate if a Lease Event of Default has occurred and is continuing.

                                      S-2-6

                                                                      SCHEDULE 3

                            OPERATIONAL UNDERTAKINGS
              (Section 8D(a)(i)(A) of the Participation Agreement)

      "Operational Undertakings" means the following:

(a)   Possession

      (i) The relevant Aircraft and the operations performed therewith shall, subject to applicable laws, rules and regulations of the Civil Aviation Authority, be under the exclusive control of the Lessee or GFC or the duly authorized and qualified agents of the Lessee or GFC.

      (ii) The Lessee shall not without the prior written consent of the Security Trustee (no such consent of the Security Trustee to be unreasonably withheld or delayed), deliver, relinquish or transfer possession of the relevant Aircraft, provided, however, that, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee may, subject to (e) below):

            (A) deliver possession to a Sublessee pursuant to a Sublease permitted in accordance with Section 8C of the Participation Agreement;

            (B)   transfer of possession and replacement of Parts as provided in
                  Section 8 of the Lease;

            (C) deliver possession of the relevant Aircraft, any Engine or any Part thereof to an Authorized Maintenance Performer for service, repair, maintenance or overhaul work required by the terms hereof, or for modifications, alterations or additions permitted by the provisions of this Lease, or

            (D)   install an Engine on any other Airframe, or

            (E) subject any Engine to normal interchange or pooling agreements or arrangements customary in the airline industry which pooling or interchange shall not constitute a waiver of any right or remedies of any Secured Party, provided that no agreement or arrangement described in (C), (D), (E) or (F) above contemplates or requires the transfer of title to any Engine and any Engine or Part so removed shall be subject to separate insurance coverage.

(b)   Lessee's responsibility for certain costs

      The Lessee shall:

      (i) pay for and provide all electric power, oil, fuel and lubricant consumed by and required for the operation of the Aircraft; and

      (ii) promptly pay all navigation charges (including landing fees, departure fees and airport taxes) the non-payment of which could result in a Lien upon the Aircraft.

(c)   Lawful insured operations

      The Lessee will not cause or permit the Aircraft, to be maintained, used or operated in violation of any law, treaty, statute, rule, regulation or order of any Governmental Body having jurisdiction or contrary to the relevant Manufacturer's operating manuals and instructions, or, in the case of the Aircraft and the Engines, in violation of any airworthiness certificate or registration relating thereto. The Lessee agrees not to operate the Aircraft or allow the Aircraft to be operated:

      (i) unless the Aircraft is covered by insurance as required by the Insurance Undertakings or

      (ii) contrary to the terms of the insurance required by the provisions of Insurance Undertakings.

(d)   Notice of maintenance

      Regardless of the identity of the Authorized Maintenance Performer, the Lessee shall notify the Security Trustee, as soon as reasonably practicable prior to the scheduled commencement thereof, of each upcoming major structural inspection (complete or partial), or other major check to be performed on the relevant Airframe and of any Engine overhaul.

(e)   Maintenance

      The Lessee, at its own cost and expense, or by application of any available Maintenance Reserves and/or Security Deposits, shall or shall procure that the Authorized Maintenance Performer shall:

      (i) service, repair, maintain, overhaul and test, or cause the same to be done to, the Aircraft (A) so as to keep the Aircraft in the same condition as when delivered to the Lessor or the Bridge Owner, as the case may be pursuant to the Purchase Agreement or the Aircraft Sale Agreement, as the case may be, ordinary wear and tear excepted, and in good operating condition, and (B) so as to keep the Aircraft in the condition necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under all Applicable Laws and regulations of the Civil Aviation Authority and to obtain an airworthiness certificate from the applicable regulatory authorities of at least one of the United States, the JAA, Japan and Australia;

      (ii) maintain or procure the maintenance of all records, logs and other materials (including, without limitation, all Manuals and Technical Records) required by the Civil Aviation Authority or the FAA in respect of the Aircraft;

      (iii) prior to (and if not prior to, then promptly after) the commencement of any Operating Lease, incorporate into the Aircraft all mandatory Service Bulletins

                                      S-3-2
            issued by the relevant Manufacturer and which are required to be performed on or before the date of such commencement;

      (iv) cany out, on the Aircraft, each applicable AD which the Civil Aviation Authority may from time to time issue on or by the date upon which the same is required to be carried out;

      (v) maintain all records and documents required by the Civil Aviation Authority or the Maintenance Program;

      (vi) maintain, service, repair and overhaul the relevant Airframe and the related Engines to comply with all warranty requirements pursuant to the Purchase Agreement or, as the case may be, any warranties in relation to the relevant Engine provided by the Engine Manufacturer;

      (vii) equip each Airframe at all times with two Engines (except as may be required for maintenance); and

      (viii) cause all maintenance and repairs to the Aircraft to be done by an Authorized Maintenance Performer.

(f)   Insignia and notices

      In respect of each Aircraft for which it is the Lessee or Sublessee, each Lessee Party shall:

            (i) immediately prior to the commencement of the leasing under each Operating Lease for such Aircraft, affix in the cockpit of the Aircraft adjacent to and in an equally prominent position as the airworthiness certificate therein, and on each Engine, a nameplate bearing the inscription: 'This [Aircraft] [Engine] is owned by [*Lessor*], subject to a mortgage in favor of Wells Fargo Bank Northwest, N.A., leased to [*Lessee*], [sub-leased to [*Sublessee*] and operated by [*Operating Lessee*]", or such other inscription as the Instructing Group from time to time may reasonably request in order to show the interests of the Secured Parties in the Aircraft or Engine, as the case may be. Such Lessee will not allow any person to place the name or other indication of any person to be placed on the relevant Airframe or any Engine as a designation that might be interpreted as a claim of ownership; and

                                      S-3-3

            (ii) at all times during any period such Aircraft is Off-Lease, affix in the cockpit of the Aircraft adjacent to and in an equally prominent position as the airworthiness certificate therein, and on each Engine, a nameplate bearing the inscription: 'This [Aircraft] [Engine] is owned by [*Lessor*], subject to a mortgage in favor of Wells Fargo Bank Northwest, N.A., leased to [*Lessee*]. and [sub-leased to [*Sublessee*]", or such other inscription as the Security Trustee from time to time may reasonably request in order to show the interests of the Secured Parties in the Aircraft or Engine, as the case may be.

(g)   Use of Aircraft

      (i) (A) the Lessee shall use the relevant Aircraft solely in commercial operations for which the Lessee is duly authorized, (B) the Lessee shall not use, or permit the use of, the Aircraft for any purpose for which it is not suitable, (C) nothing herein shall prohibit the Lessee's reasonable use and demonstration of the Aircraft in remarketing thereof and (D) the Lessee shall comply with all regulations of the Civil Aviation Authority.

      (ii) the Aircraft may not be (A) flown to or within an Excluded Country or operated or used by or for any person which is a national of, or established under, the laws of, or whose principal place of business or principal place of aircraft operations is located in, an Excluded Country, (B) principally used in. or operated or used by or for any person which is a national of, or established under the laws of, or whose principal place of business or principal place of aircraft operations is located in, a Restricted Country, (C) "primarily based" in one or more Restricted Countries and for the purposes of this provision, "primarily based" shall mean that during any consecutive seven (7) day period, the aggregate amount of time spent on the ground by the Aircraft in one or more Restricted Countries shall exceed fifteen per cent. (15%) of the total amount of time spent on the ground during such seven (7) day period,provided that the limitation imposed by this paragraph (C) shall not prohibit, to the extent necessary, any non-recurring emergency maintenance or other non-recurring emergency repairs to be done with respect to the Aircraft in a Restricted Country, (D) operated or used in contravention of the Eximbank Statutes or any United States law, regulation or stated policy (or interpretation thereof) restricting the operation or use of United States-manufactured aircraft and engines, (E) operated or used at any time for any illegal purpose or in an illegal manner, (F) operated or located in an area excluded from coverage by required insurance, or (G) (i) flown or operated for any military purpose or (ii) located, operated or used in any war zone or hostile area.

                                      S-3-4

                                                                      SCHEDULE 4

         REPLACEMENT OF PARTS, ALTERATIONS, MODIFICATIONS AND ADDITIONS
                                  UNDERTAKINGS
              (Section 8D(l)(i)(A) of the Participation Agreement)

"Replacement of Parts, Alterations, Modifications and Additions Undertakings" means the following:

(a)   Replacement of Parts

      The Lessee, at its own cost and expense or by application of any available Maintenance Reserves and/or Security Deposits, shall promptly replace all relevant Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, time-expired or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, the Lessee may remove any relevant Part, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that the Lessee shall at its own cost and expense replace such Part as promptly as practicable. All replacement Parts shall be free and clear of all Liens (other than Permitted Liens) and shall be in as good operating condition as, and shall have a value and utility and modification status at least equal to, the Parts replaced, assuming such replaced Parts were in the condition and repair and of the value and utility required to be maintained by the terms of the relevant Operative Documents.

(b)   Title to replaced and replacement Parts

      (i) All Parts removed from the Airframe or an Engine shall remain the property of the Lessor and subject to the Aircraft Mortgage, no matter where located, until such time as such Parts shall be replaced by Parts to which title shall have vested in the Lessor and subject to the Aircraft Mortgage and which have been incorporated or installed in or attached to the Airframe or such Engine and which meet the requirements for replacement Parts specified in (a) above.

      (ii) Immediately upon any replacement Part becoming incorporated, installed or attached as provided above, without further act, (A) title to the replaced Part shall thereupon vest in the Lessee, free and clear of the Aircraft Mortgage and (B) subject to (c) below, such replaced Part shall no longer be deemed a Part hereunder; (C) title to the replacement Part shall on replacement vest in the Lessee; and (D) such replacement Part shall be deemed to be a Part to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.

      (iii) Any Part removed from the Airframe or any Engine may be subject to a normal pooling agreement or arrangement customary in the airline industry; provided that a Part which meets the requirements for replacement Parts specified in (a) above shall be incorporated or installed in or attached to the Airframe or such Engine in accordance with (b)(i) and (b)(ii) above as promptly as possible after the removal of such removed Part.

(c) Any replacement part when incorporated or installed in or attached to the Airframe or an Engine from time to time may be owned by an air carrier other than a Lessee, subject to a normal pooling arrangement; provided that the Lessee, at its expense, as promptly thereafter as possible either
      (A) acquires title to such replacement part free and clear of all Liens (other than Permitted Liens), or (B) replaces such replacement part by incorporating or installing in or attaching to the Airframe or an Engine a further replacement part owned by the Lessee free and clear of all Liens (other than Permitted Liens, such replacement part in either case thereupon becoming a Part.

                                      S-4-2

                                                                      SCHEDULE 5

                             INSURANCE UNDERTAKINGS
                 (Section 8D(d) of the Participation Agreement)

      "Insurance Undertakings" means the following:

(a)   Public Liability, Bodily Injury and Property Damage Liability Insurance

      The Lessee, at its own expense, shall maintain or cause to be maintained in effect third party aircraft liability insurance (which includes coverage with respect to liabilities arising while the Aircraft is not in operation) and property damage liability insurance, including war risk, hijacking (air piracy), confiscation, nationalization, expropriation and related perils coverages in an amount not less than six hundred million Dollars ($600,000,000), per occurrence, combined single limit.

      All such policies shall be maintained in effect directly with independent insurers of recognized reputation and financial responsibility satisfactory to the Security Trustee and, in the case of third party liability insurance, the Facility Agent. Any policies of insurance carried in accordance with these undertakings and any policies taken out in substitution or replacement for any of such policies shall:

      (i) name each of the Secured Parties and all other Additional Insureds, as additional insureds;

      (ii) provide that in respect of the interests of the Additional Insureds such policies of insurance shall insure the Additional Insureds regardless of any breach or violation of any warranty, declarations or conditions contained in such policies by any other insured party other than Additional Insureds;

      (iii) provide that if the insurers cancel such insurance for any reason whatever, or the same is allowed to lapse for non-payment of premium, or if there is any material change in policy terms and conditions, such cancellation, lapse or change shall not be effective until 30 days (and with respect to war risk insurance, such shorter period as shall be customary in the international aviation market for such insurance in such area of the world) after prior written notice to the Security Trustee from such insurers or brokers of such cancellation, lapse or change;

      (iv) be primary without right of contribution from any other insurance which may be available to any Additional Insured;

      (v) expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, but this provision shall not operate to include any claim arising in respect of loss or damage to the Aircraft or Engines insured under the hull insurance provided below, and provided further that the Foregoing shall not increase the total liability of the insurers beyond the limits of liability stated in the policy;

      (vi) provide that the insurers agree to waive any right of subrogation or set-off, counterclaim or other deduction against any Additional Insured;

      (vii) provide for world wide coverage in full force and effect throughout any geographical areas traversed by the Aircraft or Engines; and

      (viii) provide, to the fullest extent customarily available in the international aviation insurance markets, in respect of the Aircraft at all times cover in respect of risks associated with failure of any Computer System to be Year 2000 Compliant (so that if at any time "Clause AVN2000 Date Recognition Clause" or any equivalent clause is endorsed on the relevant policies, "Clause AVN2001 Date Recognition Limited Coverage Clause" and "Clause AVN2002 Date Recognition Limited Coverage Clause" or equivalent clauses are similarly endorsed on such policies), where;

            (A) "COMPUTER SYSTEM" means any computer hardware and software or any equipment operated by electronic means; and

            (B) "YEAR 2000 COMPLIANT": means, in relation to any Computer System, that any references to or use of a date before, on or after 31 December, 1999 in the operation of the Computer System will not have an adverse effect on the use of that Computer System.

      Without increasing the scope of coverage under the airline liability policies, the insurers thereunder shall acknowledge the existence of the Aircraft Mortgages and the Operating Lessor Security Assignment and, if available at no additional cost to the Lessee, provide coverage for the indemnification provisions of the Participation Agreement and the Borrower Indemnity Agreement. The insurers shall also, where appropriate and available, acknowledge that the Secured Parties have no operational control over the Aircraft.

(b)   Insurance against loss or damage to the Aircraft

      The Lessee, at its own or any Operating Lessee's expense, shall maintain or cause to be maintained directly in effect with independent insurers of recognized reputation and financial responsibility, satisfactory to the Security
Trustee:

      (i) all-risk ground and flight aircraft hull insurance covering each Aircraft;

      (ii) all-risk spares coverage with respect to Engines or Parts while removed from each Aircraft; and

      (iii) war risk, hijacking (air piracy), confiscation, nationalization, expropriation and related perils coverages covering each Aircraft and its spares.

      All such insurance shall be in full force and effect throughout any geographical areas traversed at any time by the Aircraft or Engines, shall be payable in Dollars and shall be in an amount of not less than the Aircraft Agreed Value as to the Aircraft and, unless otherwise agreed by Ex-Im Bank, be the subject of an Assignment of Insurances in form and substance reasonably

                                      S-5-2
acceptable to the Security Trustee. Any hull insurance carried in accordance with this paragraph shall not contain a provision for deductible self-insurance amount in excess of one million Dollars ($1,000,000). Each Engine, after removal from the Aircraft and while not installed on any other Airframe shall be insured for not less than seven million five hundred thousand Dollars ($7,500,000) under the policy referenced in (ii) above. Any policies carried in accordance with this undertaking shall:

      (i) provide that if such insurance is cancelled or materially changed for any reason whatever, or the same is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective for 30 days (and with respect to war risk insurance, such shorter period as shall be customary in the International Aviation market for such insurance in such area of the world) after prior written notice to the Security Trustee from such insurers of such cancellation or lapse or material change in policy terms and conditions;

      (ii) provide that in respect of the interests of the Additional Insureds such policies of insurance shall insure each Additional Insured regardless of any breach or violation of any warranty, declarations or conditions contained in such policies by any other insured other than the Additional Insureds;

      (iii) include waivers by the insurers of any rights of subrogation or set-off, counterclaim or other deduction whether by attachment or otherwise, in respect of any liability of the Lessee except in respect of premiums in respect of the Aircraft;

      (iv) where appropriate and available, be primary without right of contribution from any other insurance which may be available to any Additional Insured; and

      (v) provide that in the event of a dispute between the underwriters subscribing to the Hull Risks Policy and the insurance underwriters subscribing to the Hull War and Allied Risks Policy each policy shall subscribe to 50% of the agreed valid claim in accordance with "50/50" clause AVS 103.

      (vi) Without increasing the scope of coverage under the airline liability policies, the insurers thereunder shall acknowledge the existence of the Aircraft Mortgage and the Operating Lessor Security Assignment and the Assignment of Insurances (if applicable). The insurers shall also, where appropriate and available, acknowledge that none of the Secured Parties has any operational control over the Aircraft.

(c)   Contract parties and documents

      If and for as long as the same shall be customary or available in the international aviation insurance markets, the Lessee shall ensure that for the purposes of Lloyds Endorsement AVN 67B in relation to all policies of Insurance:

      (i) this Agreement and the relevant Operative Documents are identified as Contracts; and

                                      S-5-3

      (ii)  the Additional Insureds are named as the Contract Parties.

(d)   Application of Insurance Proceeds

      Any Insurance Proceeds of any policy of Insurance received by the Security Trustee shall be applied in accordance with Section 21 of the Participation Agreement.

(e)   Loss Payee

      The Security Trustee shall be the sole loss payee in relation to Insurance Proceeds.

(f)   Reports, etc.

      The Lessee and the Lessee's independent insurance broker shall advise the Security Trustee in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Lessee which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft. On the renewal date of any insurance policy maintained with respect to the Aircraft pursuant to this undertaking, the Lessee shall provide the Security Trustee with the insurance certificates executed by an independent aircraft insurance broker together with their letter of undertaking.

(g)   Additional insurance

      No additional insurance procured by the Lessee shall have the effect of suspending, impairing, defeating, invalidating or rendering unenforceable or reducing, in whole or in part, the coverage of or the proceeds payable under any insurance required to be provided and maintained by the Lessee pursuant to this undertaking.

(h)   Additional Insureds not liable for premiums

      All policies of insurance carried hereunder shall clearly state that none of the Secured Parties nor any other Additional Insureds nor any assignee of such party, shall have any liability for or obligation with respect to premiums, commissions, assessments or calls, but shall have the right to pay the same with respect to the Aircraft and/or any Engines.

(i)   Continuing insurance

      The Security Trustee and/or the Facility Agent may require the Lessee to effect and to maintain (or procure) insurance after the end of the Term in respect of the Aircraft with respect to its liability under the indemnities under Section 10 of the Participation Agreement or under the Borrower Indemnity Agreement for such period as the Security Trustee or the Facility Agent, as the case may be, may require (but in any event not after the second anniversary of the end of such Term). The Lessee's obligation under paragraph (i) shall not be affected by the Lessee ceasing and/or any of the Indemnitees ceasing to have any interest in the relevant Aircraft.

                                      S-5-4

(j)   Failure to insure

      If the Lessee fails to insure or procure insurance for the Aircraft in accordance with this undertaking, the Security Trustee may (but is not obliged to):

      (i) pay outstanding premiums or effect alternative insurance in respect of the Aircraft to rectify the Lessee's failure and any cost incurred by the Security Trustee in the exercise of this right shall be reimbursed by the Lessee on demand together with interest thereon equal to the Post-Default Rate, and

      (ii) require the Aircraft to be grounded at an airport of its choice and to remain there until it is once again insured in accordance with this undertaking.

(k)   Change in Industry Practice

      In the event that there is a material change in the generally accepted industry-wide practice with regard to the insurance of aircraft (whether relating to all or any of the types of Insurance required to be effected under the foregoing provisions of this undertaking) such that the Insurance required pursuant to the provisions of this undertaking is insufficient to protect the interests of Lessor and the other Additional Insureds hereunder, the Insurance requirements set forth in this undertaking shall, following consultation between the Lessee and the Security Trustee, be varied so as to include such additional or varied requirements as may be reasonably necessary to ensure that the Insurances as so varied shall provide comparable protection to that which it would have provided if such change in the generally accepted industry-wide practice had not occurred.

                                      S-5-5

                                                                      SCHEDULE 6

                                 FILING DETAILS

                                             Type of
                                           Organization
                                       (corporation, limited    Jurisdiction      Organizational ID
        Current Legal                    liability company,          of             Number (if            Current Mailing
     Name (no trade names)                    etc.)             Organization        applicable)                 Address
---------------------------------       --------------------    -------------     -----------------    ----------------------
USEB Aircraft Limited                        Company                Cayman            N/A              See Section 33 of the
                                                                    Islands                            Participation Agreement
Geary Leasing Limited                        Company                Cayman            N/A              See Section 33 of the
                                                                    Islands                            Participation Agreement
Jackson Leasing Corporation                  Corporation            Delaware          N/A              See Section 33 of the
                                                                                                       Participation Agreement
Jackson Leasing Limited                      Company                Cayman            N/A              See Section 33 of the
                                                                    Islands                            Participation Agreement
Jackson Leasing (Cyprus) Limited             Company                Cyprus            N/A              See Section 33 of the
                                                                                                       Participation Agreement
Jackson Leasing (Ireland) Limited            Company                Ireland           N/A              See Section 33 of the
                                                                                                       Participation Agreement

                                     S-5-6

                                                                       EXHIBIT A

           EX-IM BANK GUARANTEE NO. AP077971XX - United States - GATX

                           UTILIZATION PROCEDURES FOR
                        CREDITS GUARANTEED BY EX-IM BANK

INTRODUCTION

      In order to utilize the Ex-Im Bank Guarantee as provided in the Participation Agreement among Lessee, Lessor, Lessor Parent, the Initial Lender, the Facility Agent, the Security Trustee and Ex-Im Bank, Lessor must make a request for utilization in respect of the Loan in an amount not to exceed the sum of (i) 100% of the U.S.. content of the relevant Aircraft and (ii) 100% of the Ex-Im Bank Exposure Fee. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Participation Agreement, unless the context clearly suggests otherwise.

      There are three alternative methods for utilizing the Ex-Im Bank Guarantee. Each method is subject to the conditions precedent set forth in the Participation Agreement and to the conditions hereafter set forth. First, Lessor may purchase an Aircraft, make payments to the supplier thereof, and then request that a Disbursement be made to it to reimburse it for the amounts advanced (the "REIMBURSEMENT PROCEDURE"). Second, Lessor may request that a Disbursement be made directly to the supplier of the Aircraft (the "DIRECT PAYMENT PROCEDURE"). Finally, Lessor may arrange for letters of credit to be issued, confirmed or advised by one or more commercial banks in the United States acceptable to the Facility Agent and Ex-Im Bank in favor of the suppliers of an Aircraft and may then request that Ex-Im Bank issue its Certificate with respect thereto (the "L/C PROCEDURE").

1.    GENERAL

      (a) TRANSACTION NUMBER. The transaction number assigned to the Ex-Im Bank Guarantee (plus the country name) should appear on all of Lessee's documentation and on all correspondence with the Lender, the Facility Agent and Ex-Im Bank.

      (b) ITEMS ELIGIBLE FOR FINANCING. The request for utilization must identify the items to which the request relates as to quantity, cost, seller (or provider) and U.S. origin. If the items contain U.S. components, Ex-Im Bank will guaranty up to 100% of the U.S. content of the items, provided the total amount to be financed with respect to an Aircraft does not exceed 85% of the total Ex-Im Bank-approved contract price of such Aircraft and the U.S. content is not less than 50% of the contract price of such Aircraft. Questions as to whether or not specific goods or services will be considered as being of U.S. origin or manufacture so as to be eligible for Ex-Im Bank's International Lending Division financing should be submitted to Ex-Im Bank as early as possible.

      (c) OCEAN TRANSPORTATION MARITIME ADMINISTRATION WAIVERS. When applicable, Lessee should make application for a waiver to use non-U.S. vessels to the Director, Office of Market Development, Room 7207, Maritime Administration, Department of Transportation, 400 7th Street, S.W., Washington, D.C. 20590 (with a copy to Ex-Im Bank).

      (d) PROGRESS PAYMENTS. To be eligible for financing under the Loan Agreement, progress payments must be payable over the period of the manufacture of the items or the construction of the project pursuant to a contract approved by Ex-Im Bank providing for payments at times and in amounts which will have a reasonable relationship, in Ex-Im Bank's judgment, to the amounts expended by the suppliers.

      (e) PAYMENTS. All payments disclosed in the Supplier's Certificate (Annex 2 (Equipment)) must be satisfactory to Ex-Im Bank.

2.    REIMBURSEMENT AND DIRECT PROCEDURE

      The Request for Disbursement shall be made in writing to Ex-Im Bank in the form of Annex 1 hereto, signed by an authorized representative of Lessor, and shall be accompanied by the following documents, each of which shall be in form and substance satisfactory to Ex-Im Bank:

      (a) INVOICES. Copies of the invoices for the items bearing or accompanied by evidence that the suppliers thereof have been paid. Evidence of payment may be any of the following: (a) "paid" stamp on the invoice signed by the supplier, (b) a copy of a U.S. commercial bank's "Advice of Payment" to the supplier, (c) a copy of both sides of a canceled check made payable to the supplier, or (d) a letter from the supplier evidencing payment;

      (b) SUPPLIER'S CERTIFICATES. Supplier's Certificates in the form of Annex 2 (Equipment), signed by an authorized representative of the Manufacturer. The Manufacturer should be instructed by [Original Purchaser] to attach the Supplier's Certificate to the invoice submitted by it to [Original Purchaser] for payment;

      (c) DELIVERY DOCUMENTS. A certified copy of each of the FAA Export Certificate of Airworthiness in respect of each Aircraft, the Bill of Sale in respect of such Aircraft delivered by the Manufacturer and the Acceptance Certificate acknowledging acceptance of delivery of such Aircraft from the Manufacturer; and

      (d) OTHER DOCUMENTS. Such other documents, statements, certificates, information and evidence as Ex-Im Bank may from time to time reasonably request (e.g., insurance certificates and certificates of acceptance).

3.    L/C PROCEDURE

      Lessor may request a commercial bank in the United States acceptable to the Facility Agent and Ex-Im Bank (the "BANK") to issue, confirm or advise letters of credit in favor of the suppliers of an Aircraft. Lessor must make appropriate arrangements with the Bank regarding the issuance, confirmation or advice of letters of credit and the payment of any fees which the Bank may charge. The Bank will pay the supplier upon presentation of the documents specified in the letter of credit. The Facility Agent will make independent arrangements to reimburse the Bank for its share of such payments.

      The Bank will not be obligated to issue, confirm or advise any letter of credit until (i) the Facility Agent and the Bank have received from Ex-Im Bank a Certificate Approving Letter of Credit in the form of Annex 5 hereto, (ii) the Bank and the Facility Agent have entered into a reimbursement agreement and
(iii) the Bank has received from the beneficiary of such letter of credit its irrevocable instructions, in form and substance satisfactory to the Facility Agent, the Bank and Ex-Im Bank, to deduct from the amount of each payment under the letter of credit an amount equal to the Ex-Im Bank Exposure Fee payable to Ex-Im Bank in connection with each Utilization of the Credit pursuant to the terms of the Loan Agreement, and to pay such amount directly to Ex-Im Bank. A disbursement shall be deemed to occur when the Bank makes payment of a draft drawn under the letter of credit. The sum of the amounts so paid to the beneficiary and to Ex-Im Bank shall constitute the amount of the Disbursement.

      Ex-Im Bank will issue its Certificate Approving Letter of Credit to the Facility Agent and the Bank upon receipt from the Bank of the following:

      (a) REQUEST FOR LETTER OF CREDIT APPROVAL. A Request for Letter of Credit Approval in the form of Annex 4 hereto, signed by an authorized representative of Lessor;

      (b) PROPOSED OF LETTER OF CREDIT. Three copies of the proposed letter of credit in favor of the supplier of the relevant Aircraft, complete in all respects, except for date and signature by the Bank, and accompanied by a copy of the related pro forma invoice and purchase order or contract (unless previously furnished to Ex- lm Bank);

      (c) SUPPLIER'S CERTIFICATES (L/C APPLICATION). A Supplier's Certificate (L/C Application) in the form of Annex 6 hereto, signed by an authorized representative of the supplier; and

      (d) OTHER DOCUMENTS. Such other documents, statements, certificates, information and evidence as Ex-Im Bank may from time to time reasonably request.

      Lessor's instructions to the Bank for the issuance, confirmation or advise of letters of credit shall require that the documents to be presented for drawings under the letter of credit meet the documentary requirements of the Loan Agreement, including the submission of invoices, supplier's certificates and bills of lading as specified in above. Invoices need not be accompanied by evidence of payment.

                                      Page3

Annexes:

1       -       Request for Disbursement

l(a)    -       Itemized Statement of Payments

2       -       Exporter's Certificate (Equipment)

[Annexes 3, 4, 5 and 6 have been Intentionally Omitted]

                                    ANNEX 1

                            REQUEST FOR DISBURSEMENT
                              __________ __, _____

Barclays Bank PLC
222 Broadway
New York, New York, 10038

Attention: Structured Trade and Export Finance

Export-Import Bank of the United States

811 Vermont Avenue
Washington, D.C. 20571

Attention: Vice-President-Credit Administration Division
       Subject: Ex-Im Bank Guarantee No. AP077971XX - United States - GATX

Ladies and Gentlemen:

      In accordance with the terms and conditions of the Loan Agreement ("LOAN AGREEMENT") dated as of April 30, 2002 by and among USEB Aircraft Limited, as initial borrower party [and, pursuant to a Designation Letter dated [_______________________], [#New Borrower Party#]* (the "BORROWER"), Barclays
Bank PLC, as initial lender, Barclays Bank PLC, as facility agent, Wells Fargo Bank Northwest, N.A., as Security Trustee, and Export-Import Bank of the United States ("EX-IM BANK"), we hereby request the Lenders to make a disbursement to the Borrower under the Loan Agreement in the amount of U.S.$___________on__________.

      We enclose our Itemized Statement of Payments dated___________________________,______.

      We hereby certify with respect to the payments made by us for the goods and services specified in the Itemized Statement of Payments that:

            1. All such payments will, simultaneously with the making of the Disbursement hereby requested, be made exclusively for the purchase in the United States of goods and services of U.S. origin or manufacture (except as disclosed in the enclosed Supplier's Certificate) and that these goods and services will be used for lawful purposes in accordance with the terms of the Loan Agreement.

----------

* Insert if Initial Borrower is not the Initial Borrower Party.

            2. We have not previously requested disbursements on account of these payments;

            3. Copies of invoices and bills of lading with attached Supplier's Certificate (accompanied, where appropriate, by evidence that the suppliers have been paid) and other documents required by Ex-Im Bank's "Utilization Procedures" relating to the goods and services specified in Itemized Statement of Payments are submitted herewith.

            4.    All of those goods which have been or will be transported to
                  the [   ] (4) on ocean vessels have been or will be shipped on
                  vessels of U.S. registry, except to the extent that a waiver of this requirement has been obtained from the U.S. Maritime Administration.

      We further certify that (i) we will be paid the exact amounts set forth in Itemized Statement of Payments for the goods and services specified therein, and we have not received or agreed to receive any discount, allowance, rebate, commission, fee or other payment in connection with the acquisition of such goods and services, except as disclosed in the enclosed Supplier's Certificate and Invoice, (ii) we have not paid or agreed to pay any commission, fee or other payment and, to the best of our knowledge and belief, no U.S. supplier has granted, paid or agreed to grant or pay any discount, allowance, rebate, commission, fee or other payment in connection with the sale of or the obtaining of any contract to sell such goods and services or with the establishment or operation of the Ex-Im Bank-assisted financing (including any Preliminary Commitment relating thereto issued by Ex-Im Bank), other than as disclosed in the enclosed Supplier's Certificate and Invoice, (iii) as of the date of this request, no Default under the provisions of the Loan Agreement has occurred and is continuing and (iv) as of the date of this request, the representations and warranties made by us in the Loan Agreement are true.

      Unless otherwise provided herein, the defined terms used in this Request for Disbursement shall have the respective meanings specified in the Loan Agreement.

                                                Very truly yours,

                                                [#INITIAL BORROWER#]

                                                By: ____________________________
                                                Name:
                                                Title:

Enclosures

----------
(4) Initial State of Registration.

Itemized Statement of Payments
and supporting documents

                                   ANNEX l(a)

                         ITEMIZED STATEMENT OF PAYMENTS

                                ________ __, ___
                                                                     Page 1 of 1

           EX-IM BANK GUARANTEE NO. AP077971XX - UNITED STATES - GATX
                         ITEMIZED STATEMENT OF PAYMENTS
                     ATTACHMENT TO REQUEST FOR DISBURSEMENT

Invoice No.:                     _______________

Date of Payment:                 __________ ____,____

Amount of Payment:              $_______________

Name and Address
of Supplier:                    The Boeing Company

Brief Description
of Items:                       One Boeing Model 737-800 Aircraft (MSN_____)

Calculation of Loan:

Contract Amount                 $
Airframe Credits                $
Engine Credits                  $
Base Amount                     $

[83.13%/81.57%] of Base Amount  $

3% Exposure Fee                 $
Total Loan

                                     ANNEX 2

                         FORM OF EXPORTER'S CERTIFICATE

Name and U.S. Street Address of Exporter:

Date:___________________
RE:     Ex-Im Bank Credit/Guarantee/Insurance Number: __________________________
        Purchaser: _________________________________
        Supply Contract/Purchase Order No.(s) _________________________

Check one:  [ ]Initial Exporter's Certificate

            [ ]Amended Exporter's Certificate.   The following has changed:
               [specify]

We understand that the Export-Import Bank of the United States ("Ex-Im Bank") provides credit support to promote U.S. export sales, and that Ex-Im Bank will determine the scope of its support for our sale to the Purchaser based on the information provided below. To aid in this determination, we, the Exporter, hereby certify:

PART  A: CONTENT

1. Content. This information is based on our best efforts to assess the value of the goods and services ("Goods and Services") to be provided under our supply contract or signed purchase order with the Purchaser (the "Supply Contract/Purchase Order(s)"). Content changes may need to be reported via an amended Exporter's Certificate (see Part C below). Check one:

      [ ]The Goods and Services contain only U.S. Content: the U.S. Content Percentage is 100% (i.e., no Foreign Content Local Costs, or Excluded Goods and Services (defined below)). Please do not complete the chart if this box is checked.

      [ ] The Goods and Services contain less than 100% U.S. Content. Please complete the chart if this box is checked.

                                  Definition                                                          USD
----------------------------    ------------------------------------------------------------------    ---
A.     Supply                   The aggregate price of all Goods and Services in the
       Contract/Purchase        Supply Contract/Purchase Order(s)
       Order(s)

B.     Excluded    Goods        The aggregate price of all Goods and Services that are not
       and Services             eligible for (or excluded from) Ex-Im Bank support (e. g., goods not shipped from the U.S.)

C.    Contract Price            A minus B

D.     Local Costs              The aggregate price of all Goods originated/manufactured in the Purchaser's country and all Services provided by
                                residents of the Purchaser's country.

E.     Net Contract Price       C minus D

F.     Foreign Content          The aggregate cost to the Exporter of any Goods (or components thereof) that were produced or manufactured outside the U.S.,
                                Services provided by third country-resident personnel, and foreign freight costs and foreign insurance included in the Net Contract
                                Price for Goods exported from the U.S. (Such amount shall not include any Local Costs.)

G.    U.S. Content              E minus F

H.    U.S. Content Percentage   G divided by E, expressed as a percentage.                             %

I.    Disbursement Percentage    Initial Exporter's Certificate: input the lower of (i) 85% and        %
                                (ii) the percentage in H. Amended Exporter's Certificate: input the percentage obtained from the Disbursement Percentage
                                Calculator page (if any).

PART B: CERTIFICATIONS

We hereby certify, as to ourselves and the Ex-Im Bank-approved Goods and Services sourced from the U.S. and the Purchaser's country, as follows:

2. 15% Cash Payment. We (i) have received (or will receive) payment for at least 15% of the Net Contract Price, and/or (ii) have financed (or will finance) such amount at market rates. We have submitted (or will submit) evidence of payment of our invoices. (For 100% U.S. Goods and Services, "Net Contract Price" means the aggregate price of such Goods and Services.)

3. Invoices and Shipment. We have provided (or will provide) copies of(i) invoices describing the Goods and Services and (ii) signed, clean, onboard bills of lading evidencing that the Goods included in the Net Contract Price have been shipped from the U.S. to the Purchaser's country. For Services, progress payments for Goods prior to shipment, and/or Local Costs, the value of the work performed at the time the invoices therefor are submitted for payment shall equal or exceed the amount so invoiced (or we have obtained Ex-Im Bank's prior consent to an alternative arrangement).

4. Suspension and Debarment. WE AND EACH OF OUR PRINCIPALS INDIVIDUALLY, HAVE NOT WITHIN THE PAST 3 YEARS BEEN A) DEBARRED, SUSPENDED, DECLARED INELIGIBLE FROM PARTICIPATING IN, OR VOLUNTARILY EXCLUDED FROM PARTICIPATION IN, A COVERED TRANSACTION, B) FORMALLY PROPOSED FOR DEBARMENT, WITH A FINAL DETERMINATION STILL PENDING, C) INDICTED, CONVICTED OR HAD A CIVIL JUDGMENT RENDERED AGAINST US FOR ANY OF THE OFFENSES LISTED IN THE REGULATIONS, D) DELINQUENT ON ANY SUBSTANTIAL DEBTS OWED TO THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES AS OF THE DATE OF EXECUTION OF THIS CERTIFICATION; OR WE HAVE RECEIVED A WRITTEN STATEMENT OF EXCEPTION FROM EX-IM BANK ATTACHED TO THIS CERTIFICATION, PERMITTING PARTICIPATION IN THIS COVERED TRANSACTION DESPITE AN INABILITY TO MAKE CERTIFICATIONS A) THROUGH D) IN THIS PARAGRAPH.

      We further certify that we have not and will not knowingly enter into any agreements in connection with the Goods and Services with any individual or entity that has been debarred, suspended, declared ineligible from participating in. or voluntarily excluded from participation in a Covered Transaction. All capitalized terms not defined herein shall have the meanings set forth in the Government-wide Non-procurement Suspension and Debarment Regulations -Common Rule (Regulations).

5. Other Payments: Legal Compliance. Without Ex-Im Bank's written consent, a copy of which is attached, we have not and will not agree to, offer to, cause to, or arrange for, directly or indirectly, any payment, discount, allowance, rebate, commission, fee or other payment in connection with the sales of the Goods and Services under (or obtaining) the Supply Contract/Purchase Order(s) or Ex-Im Bank Credit/Guarantee/Insurance, except for a) payment of manufacturing costs or for the purchase of the Goods, b) the regular remuneration of our regular full-time directors, officers and employees; c) regular commissions or fees, if any, to our regular sales agent, broker or representative and readily identifiable on our books and records as to amount, purpose and recipient; d) any discounts, allowances, or rebates to the Purchaser that are disclosed in our invoices; or e) any letter of credit or other fees paid to commercial banks or any payments made to Ex-Im Bank in connection with the Ex-Im Bank Credit/Guarantee/Insurance.

      In addition, we have not, and will not, engage in any activity in connection with this transaction that is a violation of the Foreign Corrupt Practices Act of 1977, 15 U..S.C. " 78dd-1, et seq. To the best of our knowledge, the Supply Contract/Purchase Order(s)and the performance by the parties of their respective obligations thereunder does not violate any applicable law.

6. Munitions List. Except as described on our attached statement, none of the Goods and Services are on the U.S. Munitions List (part 121 of Title 22 of the Code of Federal Regulations).

PART C: CHANGES AND EX-IM BANK RELIANCE

7. Changes to Certifications. With respect to Part A, we will promptly complete and submit an amended Exporter's Certificate if there has been a "material change" in the U.S. Content Percentage (together with a copy of the completed "Disbursement Percentage Calculator" found at www.exim.gov/disbcalc.html) prior to any further- presentation of invoices for payment. A "material change" in the U.S. Content Percentage occurs if (a) the U.S. Content Percentage has decreased by more than 5% (as compared to the U.S. Content Percentage reported in the initial Exporter's Certificate) and (b) aggregate foreign content is over 20% (i. e.. the new U.S. Content Percentage is less than 80%)

      With respect to Parts B or C. if any of the certifications made therein become untrue, we will promptly submit an amended Exporter's Certificate, noting the changes and with any required attachments, prior to any further presentation of invoices for payment.

8. Ex-Im Bank Reliance. With knowledge that Ex-Im Bank will rely on the certifications and representations made in this Certificate, we agree we are liable for any damages suffered by Ex-Im Bank's reliance. We understand that these certifications are subject to the penalties for fraud provided in Article 18 U.S.C., Section 1001. We agree that presentation of invoices for payment under Ex-Im Bank Credit/Guarantee/Insurance is a confirmation by us of the information and certifications made herein. By his signature, the person signing this Certificate on behalf of the Exporter represents that he is fully authorized to do so. We agree to provide additional information with respect to any of the matters covered in this Certificate upon Ex-Im Bank's reasonable written request.

[EXPORTER]

By: ________________________________
     (Authorized Officer or Employee)
Name:
Title:

INSTRUCTIONS TO EXPORTERS:

      PART A: CONTENT

      The information provided in Part A will be used to determine the total amount of Ex-Im Bank guarantee, loan or insurance support for a transaction. Please refer to Ex-Im Bank's Fact Sheets on Foreign Content, Local Costs, and Ancillary Services at http://www.exim.gov/mpub.html for a further explanation of Ex-Im Bank's content and cover policies.

      PART B: CERTIFICATIONS

      The certifications in Part B cover those Goods and Services sourced from U.S. (or the Purchaser's country) and approved as eligible for coverage under an Ex-Im Bank Credit/Guarantee/Insurance. If you have any question about what Goods and Services are approved by Ex-Im Bank, please contact your Ex-Im Bank credit officer. For Long-Term transactions (credit over $10MM or more than 7 years repayment), such "Goods and Services" are those listed in the current Acquisition List submitted by the Borrower to Ex-Im Bank.

      INITIAL EXPORTER'S CERTIFICATE

      The Exporter's Certificate must be completed by the Exporter and presented prior to the borrower's first request for disbursement related to that exporter's invoices under the Ex-Im Bank-supported credit. Exporter's Certificates are also to be completed by U.S. and non-U.S. providers of ancillary services (such as banking, financial advisor, technical consultant, and legal) that have been approved by Ex-Im Bank for financing under the Ex-Im Bank Credit/Guarantee/Insurance.

      AMENDED EXPORTER'S CERTIFICATES

      If an amended Exporter's Certificate is required pursuant to Section 7 of the Certificate, the Exporter should check the "Amended Exporter's Certificate" box at the top of the Certificate and note the change being reflected in the amended Certificate. The Exporter should contact the lender under an Ex-Im Bank Guarantee/Insurance transaction, or Ex-Im Bank if an Ex-Im Bank Credit, for instructions on where to send the Amended Exporter's Certificate.

      Please note that a change to Part A (Content) requires the Exporter to attach a copy of the "Disbursement Percentage Calculator" to the Amended Exporter's Certificate. The Calculator allows the Exporter to calculate the new disbursement percentage for the transaction. The Calculator (and instructions) are found at http://www.exim.gov/disbcalc.html. Changes to Sections 4 and 5 of Part B require the relevant Ex-Im Bank approval to be attached.

      LINKS AND ADDITIONAL INFORMATION

      For information regarding the Exporter's Certificate (and other helpful facts), go to http://www.exim.gov/mpub.html. Should you have any further questions regarding the Exporter's Certificate, please call Credit Review and Compliance Division at (202) 565-3470. For insurance transactions, please contact your insurance broker or appropriate Ex-Im Bank regional office.

      CONTENT REPORTS AND AGGREGATE FOREIGN CONTENT CAUSE REPORTS:

      For informational and reporting purposes only, Ex-Im Bank requests that Exporters submit Content Reports and an annual Aggregate Foreign Content Cause Report. Under Medium-Term transactions a Content Report should be submitted with the Application for Ex-Im Bank support. Under Long-Term transactions the Content Report should be submitted with the initial Exporter's Certificate. If at the completion of the work performed under a Supply Contract/Purchase Order(s), the foreign content amount changed by one percentage point or more of the value of the Net Contract Price, Exporters should submit a final revised Content Report within 60 days. Ex-Im Bank may contact Exporters to reconfirm the information provided in the Content Report.

      Exporters are requested to submit an annual Aggregate Foreign Content Cause Report containing information about the reasons for foreign content in Supply Contract/Purchase Orders.

      The processing or approval of, or disbursements under, an Ex-Im Bank Credit/Guarantee/Insurance transaction will not be affected by the submission (or not) of Content Reports or Aggregate Foreign Content Cause Reports.

      Content Report and Aggregate Foreign Content Cause Report forms and instructions can be found at http://www.exim.gov/mpub.html. Should you have any questions regarding the Content Report or Aggregate Foreign Content Cause Report, please call the Policy Group at (202) 565-3760.

                                                                       EXHIBIT B

                          FORM OF ACCESSION CERTIFICATE

To:  Barclays Bank PLC

                              ACCESSION CERTIFICATE

relating to the Participation Agreement dated as of April 30, 2002 among, inter alios, USEB Aircraft Limited, as Initial Borrower Party and Initial Lessor Party, the Initial Lessee Parties defined therein, Walkers SPV Limited, as Initial Lessor Parent, Barclays Bank PLC, as Initial Lender, Barclays Bank PLC, as Facility Agent, Wells Fargo Bank Northwest, N.A., as Security Trustee, GATX Financial Corporation and Export-Import Bank of the United States (the "PARTICIPATION AGREEMENT"). Unless otherwise defined herein, terms used in the Participation Agreement shall have the same respective meanings herein.

1.    *[             ] (the "LENDER") confirms that the Lender and *[          ]
      (the "TRANSFEREE") have entered into a transfer and/or assignment in accordance with the Loan Agreement pursuant to which the Transferee has acquired as of *[__________,____] (the "TRANSFER DATE") from the Lender
      *[    ]% of the Lender's participation in the Loan(s) in respect of
      [Aircraft msn #].

2.    The Transferee confirms, as of the Transfer Date, that:

      (i) the Lender has assigned to the Transferee, inter alia, the above portion of its right, title and interest in and to the Loans, the relevant Notes and the other Operative Documents (the "TRANSFERRED PROPERTY") to which the Lender is party and the Transferee has accepted such assignment of the Transferred Property; and

      (ii) the Transferee has agreed to assume the corresponding obligations of the Lender and the Transferee has agreed to be under the same obligations towards each of the Lessee Parties, Lessees, Lessor Parties, Lessors, Borrower Parties, Borrowers, Lessee Parents, Lessor Parents, Guarantors, the Lenders, the Facility Agent, the Security Trustee and Ex-Im Bank under the Participation Agreement as if it were an original party to the Participation Agreement.

----------

Insert details as appropriate.

Signed by:
[Lender]
By: _________________________________

Date:

Signed by: ___________________________
                  [Transferee]
By:

Date:

Address/Branch or Office:

[

                                                                     EXHIBIT C-1

                          [FORM OF] DESIGNATION LETTER

                                        ______________, _______

TO:   BARCLAYS BANK PLC
       AS FACILITY AGENT

AND:  EXPORT-IMPORT BANK OF THE UNITED STATES ("EX-IM BANK")

Attention:

Ladies and Gentlemen:

            We make reference to the Participation Agreement (as amended, supplemented and otherwise modified and in effect from time to time, the "Participation Agreement") dated as of April 30, 2002 originally entered into among USEB Aircraft Limited, Geary Leasing Limited, Jackson Leasing Limited, Jackson Leasing Corporation, Jackson Leasing (Ireland) Limited, Jackson Leasing (Cyprus) Limited, Walkers SPV Limited, as Initial Lessor Parent, Barclays Bank PLC, as the Initial Lender and Facility Agent, GATX Financial Corporation ("GFC"), Ex-Im Bank and the Security Trustee. Terms defined in the Participation Agreement are used herein as defined therein.

            In accordance with Section 6A(a) of the Participation Agreement, GFC hereby designates [___________________] (the ["Designated Borrower Party"] [the "Designated Lessor Party"][the "Designated Borrower Party and Designated Lessor Party"][the "Designated Lessee Party"]), a [corporation] [company] [trust] duly [incorporated] [formed] under the laws of [___________________], as a [Borrower][Lessor][Borrower and Lessor][Lessee] Party for the purposes of the Operative Documents.

            The [Designated Borrower] [Designated Lessor] [Designated Borrower and Designated Lessor][Designated Lessee] Party hereby accepts the above designation and hereby expressly and unconditionally accepts the obligations of a [Borrower] [Lessor] [Borrower and Lessor][Lessee] Party under the Participation Agreement and other Operative Documents, adheres to the Participation Agreement and agrees and confirms that, upon your execution and return to GFC of the enclosed copy of this letter, it shall be a [Borrower] [Lessor] [Borrower and Lessor] [Lessee] Party for purposes of the Participation Agreement and the other Operative Documents relating to such Aircraft and agrees to be bound by and perform and comply with the terms and provisions of the Participation Agreement and such other Operative Documents as if it had originally executed the Participation Agreement and such other Operative Documents as a [Borrower][Lessor][Borrower and Lessor][Lessee] Party.

            Further information relevant to the [Designated Borrower][Designated Lessor][Designated Borrower and Designated Lessor][Designated Lessee] Party is set forth in Annex 1 hereto.

            GFC hereby represents and warrants to the Facility Agent and each other Secured Party that, before and after giving effect to this Designation Letter no Lease Default or Loan Default has occurred which is continuing.

                                             GATX FINANCIAL CORPORATION

                                             By _________________________
                                             Title:

                                             [NAME OF DESIGNATED ENTITY]

                                             By __________________________
                                             Title:
ACCEPTED

BARCLAYS BANK PLC,
as Facility Agent

By _______________________________________
 Title:

EXPORT-IMPORT BANK OF THE UNITED STATES

By _______________________________________
 Title:

                          Annex 1 to Designation Letter

[** Include all relevant information relevant for a Designation and to the satisfaction of the conditions precedent under Section 6(A)(c) of the Participation Agreement**]

                                                                     EXHIBIT C-2

                         FORM OF SUBSTITUTION SUPPLEMENT
                                AIRCRAFT MSN [      ]

This Supplement to the Participation Agreement is made on [           ] between:

1.    [          ](l), a [#typeof entity#] [#incorporated/organized/formed#]
      under the laws of [#jurisdiction#], (the "EXISTING PERSON");

2.    [          ](2), a [#type of entity#] [#incorporated/organized/formed#]
      under the laws of [#jurisdiction#] (the "REPLACEMENT PERSON");

3.    GATX FINANCIAL CORPORATION, a Delaware corporation, as a Guarantor
      ("GFC");

4. WELLS FARGO BANK NORTHWEST, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, not in its individual capacity but solely as Security Trustee (the "SECURITY TRUSTEE");

5. BARCLAYS BANK PLC, a public limited company incorporated under the laws of England and Wales, as facility agent for the Lenders ("FACILITY AGENT"); and

6.    EXPORT-IMPORT BANK OF THE UNITED STATES ("EX-IM BANK").

THIS SUPPLEMENT WITNESSES:

      SECTION 1. Supplement. (a) This Supplement is supplemental to that certain Participation Agreement dated as of April 30, 2002 (as amended, supplemented or otherwise modified from time to time, the "PARTICIPATION AGREEMENT"), among, inter alios, the Existing Person, as a [Borrower Party/Lessor Party/Borrower Party and Lessor Party/Lessee Party] (3), the Facility Agent; the Security Trustee; GFC and Ex-Im Bank.

      (b) The Existing Person is the [Borrower/Lessor/Borrower and Lessor/Lessee ] (4) with respect to the Aircraft Lease, and Note (each as defined below). This Supplement is the Substitution Supplement to be delivered to the Facility Agent and Ex-Im Bank pursuant to Section 6B(a) of the Participation Agreement.

      SECTION 2. Definitions, (a) For the purposes of this Supplement, unless the context otherwise requires, the following capitalized terms have the following respective meanings:

-----------------------------------
(1) Insert name of relevant Person.

(2) Insert name of relevant Person.

(3) Insert as applicable

(4) Insert as applicable

      "AIRCRAFT" shall mean the Boeing Model 737-800 aircraft bearing [ ](5) registration mark [ ] and manufacturer's serial number [ ].

      "BORROWING DATE" shall mean [       ], 200[3/4].

      "LEASE" shall mean the Lease and Credit Sale Agreement No. [ ] dated as of the Borrowing Date in relation to the Aircraft.

      "LOAN" shall mean the Loan in respect of the Aircraft advanced on the Borrowing Date.

      "NOTE" shall mean the promissory note dated the Borrowing Date issued in connection with the Aircraft.

      "SUBSTITUTION DATE" shall mean the date of this Supplement.

      (b) All other capitalized terms used in this Supplement and not otherwise defined herein and all schedules to this Supplement have the respective meanings set forth in Part I of Appendix A to the Participation Agreement.

      (c) The rules of construction and interpretation for this Supplement and all schedules to this Supplement shall be as set forth in Part II of Appendix A to the Participation Agreement.

      SECTION 3. Substitution. (a) In accordance with Section 6B(a) of the Participation Agreement, the Existing Person is hereby replaced with the Replacement Person as [the Lessee (i) under the Lease and (ii) for the purposes of the other Operative Documents][the Lessor (i) under the Lease and (ii) for the purposes of the other Operative Documents referable to the Aircraft] [and] [the Borrower (1) of the Loan, (2) under the Note and (3) for the purposes of Operative Documents referable to such Loan and Note].

            (b) With effect on and from the Substitution Date, the Replacement Person hereby (i) accepts the above substitution and hereby expressly and unconditionally accepts and assumes the obligations of [the Lessee under the Lease and for the purposes of the other Operative Documents referable to the Aircraft] [the Lessor under the Lease and for the purposes of the other Operative Documents referable to the Aircraft][and][the Borrower of the Loan and under the Note and for the purposes of the other Operative Documents referable to the Aircraft], (ii) adheres to such Operative Documents and agrees and confirms that it shall be [the Lessee of the Aircraft under the Lease and for the purposes of the applicable Operative Documents referable to the Aircraft] [the Lessor of the Aircraft under the Lease and for the purposes of the other Operative Documents referable to the Aircraft][and][the Borrower of the Loan and under the Note and for the purposes of the other Operative Documents referable to the Aircraft] and (iii) agrees to be bound by and perform and comply with the terms and provisions

----------
(5) Insert Initial State of Registration of the Aircraft.

thereof in such [capacity] [capacities] as if it had originally executed such Operative Documents in such [capacity][capacities].

      SECTION 4. Representations and Warranties of the Existing Person. The Existing Person hereby represents and warrants to each of the parties to the Participation Agreement, in relation to itself, as of the Substitution Date (and each representation and warranty shall survive the Substitution Date), that:

            (a) Existing Person is a [#company incorporated#] under the laws of [#jurisdiction#] and has the power and authority to enter into and to perform its obligations under this Supplement; and

            (b) this Supplement has been duly authorized by all necessary corporate action on the part of Existing Person, has been duly executed and delivered by Existing Person and constitutes the valid, legal and binding obligation of Existing Person enforceable in accordance with its terms except insofar as enforceability may be limited by (i) applicable bankruptcy and similar laws afflicting creditors' rights generally or (ii) general principles of equity.

      SECTION 5. Representations and Warranties of the Replacement Person. The Replacement Person hereby represents and warrants to each of the parties to the Participation Agreement, in relation to itself, as of the Substitution Date (and each representation and warranty shall survive the Borrowing Date), that:

            (a) Replacement Person is a [#company incorporated#] under the laws of [#jurisdiction#] and has the power and authority to enter into and to perform its obligations under this Supplement; and

            (b) this Supplement has been duly authorized by all necessary corporate action on the part of Replacement Person, has been duly executed and delivered by Replacement Person and constitutes the valid, legal and binding obligation of Replacement Person enforceable in accordance with its terms except insofar as enforceability may be limited by (i) applicable bankruptcy and similar laws afflicting creditors' rights generally or (ii) general principles of equity.

            (c) the representations and warranties in [Section [3](6)[4](7) of the Borrowing Date Supplement referable to the Aircraft] [[and] Section 8 of the Loan Agreement](8) are true and correct as of the date hereof, with reference to facts and other circumstances prevailing as of the date hereof and on the basis that all references therein or deemed to be therein to the Borrowing Date or the Signing Date shall be deemed to be references to the date hereof and that the references in [that/those] Section[s] to ["Lessee"/"Lessor"/"Borrower"/"Lessor" and "Borrower", as the case may be] were to

----------
(6) Insert if Replacement Person is a Lessee

(7) Insert if Replacement Person is a Lessor

(8) Insert if Replacement Person is a Borrower the Replacement Person. [#with such qualifications, if any, agreed between GFC and Ex-Im Bank#]

      SECTION 6. Representations and Warranties of GFC. GFC hereby represents and warrants to each of the parties to the Participation Agreement, as of the Substitution Date, that, before and after giving effect to the Substitution under Section 3, no Lease Default or Loan Default has occurred which is continuing.

      SECTION 7. Miscellaneous. The Participation Agreement and the other Operative Documents shall remain unchanged (except as supplemented hereby), and in full force and effect.

      SECTION 8. Governing Law. This Supplement shall in all respects be governed by the law of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the day and year first above written.

                                                 EXISTING PERSON

                                                 [__________________________]

                                                 By:________________________
                                                 Name:______________________
                                                 Title:_____________________

                                                 REPLACEMENT PERSON

                                                 [__________________________]

                                                 By:________________________
                                                 Name:______________________
                                                 Title:_____________________

                                                 SECURITY TRUSTEE

                                                 WELLS FARGO BANK NORTHWEST,
                                                 NATIONAL ASSOCIATION, not in
                                                 its individual capacity but
                                                 solely as Security Trustee

                                                 By:________________________
                                                 Name:______________________
                                                 Title:_____________________

                                                 FACILITY AGENT

                                                 BARCLAYS BANK PLC

                                                 By:________________________
                                                 Name:______________________
                                                 Title:_____________________

                                                 EX-IM BANK

                                                 EXPORT-IMPORT BANK OF THE
                                                 UNITED STATES

                                                 By:________________________
                                                 Name:______________________
                                                 Title:_____________________

                                                 GUARANTOR

                                                 GATX FINANCIAL CORPORATION

                                                 By:________________________
                                                 Name:______________________
                                                 Title:_____________________

                                                                       EXHIBIT D

                    FORM OF BORROWING DATE SUPPLEMENT NO. [ ]
                             AIRCRAFT MSN [      ]

This Supplement to the Participation Agreement is made on [  ] 200[2/3] between:

1. [ ](1), a [#type of entity#] [#incorporated/organized/formed under the laws of [#jurisdiction#], (the "LESSEE");

2. [ ](2), a [#type of entity#] [#incorporated/organized/formed#] under the laws of [#jurisdiction#] (the "BORROWER" or "LESSOR");

3.    GATX FINANCIAL CORPORATION, a Delaware corporation, as a Guarantor
      ("GFC"); and

4. WELLS FARGO BANK NORTHWEST, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, not in its individual capacity but solely as Security Trustee (the "SECURITY TRUSTEE")

THIS SUPPLEMENT WITNESSES:

      SECTION 1. Supplement. (a) This Supplement is supplemental to that certain Participation Agreement dated as of April 30, 2002 (as amended, supplemented or otherwise modified from time to time, the "PARTICIPATION AGREEMENT"), among, inter alios, the Borrower, as [the Initial] [a] Borrower Party and [the Initial] [a] Lessor Party; the Lessee, as [an Initial] [a] Lessee Party, Barclays Bank PLC, as Initial Lender and Facility Agent for the Lenders; the Security Trustee; GFC and Export-Import Bank of the United States.

      (b) The Borrower is the Initial Lessor and Initial Borrower with respect to the Aircraft and the Lessee is the Initial Lessee of the Aircraft. This Supplement is the Borrowing Date Supplement to be delivered to the Facility Agent and Ex-Im Bank pursuant to Section 4B(e) of the Participation Agreement in connection with the Aircraft on the Borrowing Date.

      SECTION 2. Definitions. (a) For the purposes of this Supplement, unless the context otherwise requires, the following capitalized terms have the following respective meanings:

      "AIRCRAFT" shall mean the Boeing Model 737-800 aircraft bearing [ ](3) registration mark [ ] and manufacturer's serial number [ ].

----------
(1) Insert name of relevant Lessee Party.

(2) Insert name of relevant Borrower Party.

(3) Insert Initial State of Registration of the Aircraft.

      "AIRCRAFT MORTGAGE" shall mean the First Priority Mortgage and Security Agreement dated as of the Borrowing Date among the Lessor, Lessee and the Security Trustee in respect of the Aircraft.

      "AIRCRAFT SECURITY DOCUMENTS" shall mean the Operative Documents listed in
Schedule 1 hereto.

      "BORROWING DATE" shall mean the date of this Supplement.

      "CIVIL AVIATION AUTHORITY" shall mean [      ](4).

      "INITIAL OPERATING LEASE" shall mean the Aircraft Lease Agreement dated as
of[   ] between the Initial Operating Lessor and the Initial Operating Lessee in
respect of the Aircraft.

      "INITIAL OPERATING LESSEE" shall mean [      ](5).

      "INITIAL OPERATING LESSOR" shall mean [the Lessee](6)[ Jackson Leasing Corporation](7)[Jackson Leasing (Ireland) Limited](8) [#other#](9), a
[company/corporation] [incorporated/organized] under the laws of [        ].

      "INITIAL STATE OF REGISTRATION" shall mean [       ](10)

      "LEASE" shall mean the Lease and Credit Sale Agreement No. [ ] dated as of the Borrowing Date between the Lessee and the Lessor.

      "LEASE SUPPLEMENT" shall mean the Lease Supplement to the Lease dated the Borrowing Date between the Lessor and the Lessee.

      "LESSEE" shall have the meaning given to such term in the preliminary statements to this Supplement.

----------
(4) For Aircraft msn 32359 and 32360 insert "Brazilian Aeronautical Registry"; For Aircraft msn 32361 and 32363 insert "Civil Aviation Authority of Turkey"; For Aircraft msn 32362 insert "Civil Aviation Authority of the Czech Republic"; and for all other Aircraft, insert as applicable.

(5) - For Aircraft 32359 and 32360 insert "Gol Transportes Aereos Ltda., a Brazilian limited liability company"

      - For Aircraft 32361 and 32363 insert "inter Ekspres Hava Tasimacilik A,S. A Turkish [company]"

      - For Aircraft msn 32362 insert Travel Servis a. s.

      - For other Aircraft insert as agreed between GFC and Ex-Im Bank

(6) Insert for Aircraft msn 32361 and 32363, and as applicable for any other Aircraft.

(7) Insert for Aircraft msn 32359 and 32360, and as applicable for any other Aircraft.

(8) Insert for Aircraft msn 32362, and as applicable for any other Aircraft.

(9) Insert as applicable for any other Aircraft.

(10) For Aircraft msn 32359 and 32360 insert "Brazil"; For Aircraft msn 32361 and 32363 insert "Turkey";

For Aircraft msn 32362 insert "Czech Republic"; and for other Aircraft insert as applicable.

      "LESSEE CORPORATE REQUIREMENTS" shall have the meaning set forth in
Schedule 1 hereto.

      "LESSOR" shall have the meaning given to such term in the preliminary statements to this Supplement.

      "LESSOR CORPORATE REQUIREMENTS" shall have the meaning set forth in
Schedule 1 hereto.

      "LOCAL MORTGAGE" shall mean the [supplement to the Aircraft Mortgage dated as of the Borrowing Date between the Lessor, Lessee and the Security Trustee](11),.

      "LOCAL TAXES" shall have the meaning set forth in Schedule 1 hereto.

      "OPERATING LESSOR SECURITY ASSIGNMENT" shall mean the Operating Lessor Security Agreement dated as of the Borrowing Date among the Initial Operating Lessee and the Security Trustee.

      ["SUBLEASE" shall mean the Aircraft Lease Agreement dated as of [ ], 200[2/3] between the Lessee and Initial Operating Lessor in respect of the Aircraft](12).

      "UCC FINANCING STATEMENTS" shall mean collectively, UCC Financing Statements covering (i) the Mortgaged Property (as defined in the Aircraft Mortgage) by each of Lessor and Lessee, as debtor, and (ii) the Assigned Property (as defined in the Operating Lessor Security Assignment) by Operating Lessor as debtor, in each case, showing the Security Trustee as secured party, for filing in each jurisdiction that the Security Trustee considers necessary.

      (b) All other capitalized terms used in this Supplement and not otherwise defined herein and all schedules to this Supplement have the respective meanings set forth in Part I of Appendix A to the Participation Agreement.

      (c) The rules of construction and interpretation for this Supplement and all schedules to this Supplement shall be as set forth in Part II of Appendix A to the Participation Agreement.

      SECTION 3. Representations and Warranties of the Lessee. The Lessee hereby represents and warrants to each of the parties to the Participation Agreement, in relation to itself, as of the Borrowing Date (and each representation and warranty shall survive the Borrowing Date), that:

----------
(11) Or as otherwise agreed between GFC and Ex-Im Bank, with reference to the Jurisdictional Questionnaire for the Aircraft.

(12) Insert as applicable.

            (a) Each of its representations and warranties set forth in Section 7 of the Participation Agreement is true and correct as of the Borrowing Date with reference to facts and other circumstances prevailing as of the Borrowing Date and on the basis that all references therein to the Signing Date shall be deemed to be references to the Borrowing Date.

            (b) Either (i) each of the Constituent Documents, board minutes, actions of directors by written consent, incumbency certificates and specimen signature certificates relating to it and delivered to Ex-Im Bank and the Facility Agent with the certificates delivered pursuant to Sections 4A(b)(iii) of the Participation Agreement, remains true and correct and in full force and effect, and has not been amended or rescinded, or (ii) replacements thereof which remain true, correct and in full force and effect, and which have not been amended or rescinded, have been delivered to Ex-Im Bank and the Facility Agent.

            (c) Except for the Lessee Perfection Mechanics and the Local Taxes, if any, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence in any Relevant Jurisdiction (relating to the Aircraft) of the Operative Documents to which it [or the Initial Operating Lessor] is or will become a party on such date that any of them or any other instrument be filed, recorded, registered or enrolled in any court, public office or elsewhere in any such Relevant Jurisdiction, except as expressly provided herein, or that any stamp, registration or similar tax be paid in any such Relevant Jurisdiction on or in relation to any of the Operative Documents to which it is or will become a party on such date, each of which, if required, shall be paid by it, and, no further action in any such Relevant Jurisdiction, including any filing or recording of any document, is necessary or permissible to establish and perfect (i) the Lessor's title to and interest in the Aircraft,
(ii) the Initial Operating Lessor's interest in the Aircraft and the Initial Operating Lease, and (iii) the Security Trustee's first priority security interest in the Aircraft, the Lease and the Initial Operating Lease, in each case, as against the Lessor, the Lessee, the Initial Operating Lessor, the Initial Operating Lessee and any third parties.

            (d) The Liens granted by it in favor of the Security Trustee pursuant to the terms of the Aircraft Security Documents constitute or will, when executed, constitute valid, legal and binding security interests over the relevant Collateral subject to such Liens and, assuming compliance with the Lessee Perfection Mechanics, such Liens will have precedence over the claims of any other creditor of it and, other than those expressly provided for hereunder or under the other Operative Documents or those given preference by law, no other consent or approval of, giving of notice to, registration with or taking of any action in respect of, or by, any Government Body of any Relevant Jurisdiction with respect to the Aircraft is required in order to perfect the security interests of the Security Trustee in such Collateral.

            (e) The Lessee shall comply with the Lessee Corporate Requirements on or about the Borrowing Date.

            (f) (i) payments to Lessor of Rent under the Lease will not be subject to any withholding of any Taxes in any Relevant Jurisdiction relating to the Lessee, and (ii) there are no Taxes imposed by any such Relevant Jurisdiction or any agency or instrumentality thereof on or by virtue of the execution or delivery of the Lease, other than the Local Taxes.

            (g) There are no Liens on the Aircraft or the other Collateral the subject of the Aircraft Security Documents other than Permitted Liens.

            (h) Nothing herein or related to the transactions contemplated by the Operative Documents requires, or makes advisable, the qualification by any other party to the Participation Agreement for admission to do business under the laws of the Initial State of Registration for the Aircraft or any other Relevant Jurisdiction relating to the Aircraft, or any political subdivision thereof, and the failure to so qualify does not adversely affect (i) the exercise by any of the Lessor, Ex-Im Bank, the Facility Agent or the Security Trustee of any right, privilege or remedy afforded to them in connection with the Participation Agreement or the other Operative Documents or (ii) the enforcement of any such right, privilege or remedy. The performance by each party to the Participation Agreement of its obligations under, and the actions required by the provisions of, the Participation Agreement and the other Operative Documents, in each case in respect of the Aircraft or the Pledged Securities, and any enforcement of any such provisions, will not result in any Tax liability or other unfavorable consequences to such party pursuant to any law, ordinance, decree or regulation of the State of Registration of the Aircraft or any other Relevant Jurisdiction relating to the Aircraft or the Pledged Securities or of any agency, department or instrumentality of any thereof.

            (i) It is authorized to hold Dollars to service its Indebtedness under the Operative Documents.

            (j) Its principal place of business is located in its jurisdiction of organization and, for the purposes of Section 307 of Article 9 of the Uniform Commercial Code, it is located in [the District of Columbia](13) [Delaware](14).

            (k) It has not paid or agreed to pay and covenants that it will not pay or agree to pay to any person any commission, fee or other payment in connection with the purchase or acquisition of the Aircraft by Lessor or such establishment or operation of the applicable Loan except for (i) amounts payable pursuant to the provisions of the Operative Documents or (ii) reasonable compensation for bona fide professional, technical or other comparable services.

            (l) It has filed all returns in respect of Taxes required by Applicable Laws of each Relevant Jurisdiction relating to it to be filed by it and has paid all Taxes imposed upon it or any of its properties, assets, income or franchises under such Applicable Laws which are due and payable, except to the extent that such Taxes are

----------
(l3) Insert for each Lessee Party other than Jackson Leasing Corporation.

(14) Insert for Jackson Leasing Corporation.

being contested in good faith and for the payment of which adequate reserves have been provided.

            (m) No action or proceeding shall have been instituted or threatened before any Government Body, nor shall any order, judgment or decree have been issued or, to the best of its knowledge and belief, proposed to be issued by any Government Body, on or prior to such date which might (i) set aside, restrain, enjoin or prevent the completion, consummation, performance or observance of the Aircraft Financing Documents for the Aircraft or any transactions contemplated thereby, or (ii) in any other manner question the validity, binding effect or enforceability of any of the Operative Documents.

      SECTION 4. Representations and Warranties of the Lessor. The Lessor hereby represents and warrants to each of the parties to the Participation Agreement, in relation to itself, as of the Borrowing Date (and each representation and warranty shall survive the Borrowing Date), that:

            (a) Each of its representations and warranties set forth in Section 9 of the Participation Agreement is true and correct as of the Borrowing Date with reference to facts and other circumstances prevailing as of the Borrowing Date and on the basis that all references therein to the Signing Date shall be deemed to be references to the Borrowing Date.

            (b) It has such title to the Aircraft as was conveyed to it by the [Manufacturer / Bridge Owner](15) on the date hereof free from any Lessor Liens.

            (c) It has not conveyed, transferred, pledged, mortgaged, or otherwise disposed of title to or any interest in any Aircraft or any Operative Document or any of its other properties or subjected any Aircraft or any Operative Document or any interest therein or any of its other properties to any Lien other than (in any case) as expressly permitted under the Operative Documents.

            (d) It has not taken, and agrees for the benefit of the Secured Parties and GFC that it will not take, any action to terminate the Lease for the Aircraft without the consent of the Instructing Group.

            (e) Under the Applicable Laws of any Relevant Jurisdiction relating to it, or any political subdivision or taxing authority thereof, there exists no Tax, levy, deduction, charge or withholding on or in connection with the execution or delivery of the Operative Documents relating to the Aircraft to which it is a party or any other document to be furnished thereunder or on any payment to be made to the Lenders, the Facility Agent, the Security Trustee or Ex-Im Bank under such Operative Documents, other than Local Taxes.

            (f) It has not paid or agreed to pay and covenants that it will not pay or agree to pay to any person any commission, fee or other payment in connection with

----------
(15) Insert as appropriate.

the purchase or acquisition of the Aircraft or the establishment or operation of the applicable Loan except for (i) amounts payable pursuant to the provisions of the Operative Documents or (ii) reasonable compensation for bona fide professional, technical or other comparable services.

            (g) The Liens granted by it in favor of the Security Trustee pursuant to the terms of the Security Documents relating to the Aircraft to be entered into by it on or prior to the Borrowing Date constitute or will, when executed, constitute valid, legal and binding security interests over the Collateral subject to such Liens and, assuming compliance with the Lessor Perfection Mechanics, such Liens will have precedence over the claims of it, Lessee, Initial Operating Lessor, the Initial Lessor Parent or Initial Lessee Parent, as applicable, or any other creditor of such Persons, as applicable, and, other than those expressly provided for hereunder or under the other Operative Documents or given preference by law, no other consent or approval of, giving of notice to, registration with or taking of any action in respect of, or by, any Government Body of any Relevant Jurisdiction relating to the Aircraft is required in order to perfect the security interests of the Security Trustee in the Collateral.

      SECTION 5. Representations and Warranties of GFC. GFC hereby represents and warrants to each of the parties to the Participation Agreement, in relation to itself, as of the Borrowing Date (and each representation and warranty shall survive the Borrowing Date), that:

            (a) Each of the representations and warranties set forth in Section 9 of the GATX Guarantee is true and correct with respect to each Guarantor as of the Borrowing Date with reference to facts and other circumstances prevailing as of the Borrowing Date and on the basis that all references therein to the Signing Date shall be deemed to be references to the Borrowing Date.

            (b) Each of the representations and warranties of the Lessee set forth in Section 3 is true and correct.

            (c) No Lease Default relating to the Aircraft or any Other Aircraft shall have occurred which is continuing or would arise from the consummation of the transactions contemplated by the Aircraft Financing Documents relating to the Aircraft.

            (d) The Initial Operating Lease is in full force and effect, and neither the Operating Lessor nor, to the best of GFC's knowledge, the Initial Operating Lessee, has taken any action to, or intends, to terminate such Initial Operating Lease.

            (e) To the best of its knowledge, information and belief, no Material Operating Lease Default with respect to the Aircraft, and no Event of Loss in respect of the Aircraft (and no event that with the giving of notice or the passing of time or both would constitute an Event of Loss in respect of the Aircraft), shall have occurred which is continuing or would arise from the consummation of the transactions contemplated by the Aircraft Financing Documents for the Aircraft.

            (f) No action or proceeding has been instituted or, to its knowledge, after due inquiry, threatened, before any Government Body in any Relevant Jurisdiction referable to the Aircraft, and no order, judgment or decree has been issued or, to the best of its knowledge and belief, proposed to be issued by any such Government Body which might (i) set aside, restrain, enjoin or prevent the completion, consummation, performance or observance of the Aircraft Financing Documents for the Aircraft or any transactions contemplated thereby, (ii) materially adversely affect the financial condition of either Guarantor or the business, operations, assets or prospects of either Guarantor, or (iii) in any other manner question the validity, binding effect or enforceability of any of the Operative Documents, other than [ ](16).

            (g) Neither the Purchase Agreement nor the Lease for the Aircraft has been rescinded by either party thereto (with respect to the Manufacturer, to Lessee's knowledge), and each is free from any breach or default on the part of Lessee and Original Purchaser.

            (h) The Lessor shall comply with the Lessor Corporate Requirements on or about the Borrowing Date.

            (i) [Except for (i) the taking of possession by the Security Trustee of the original certificates in respect of the Pledged Securities and (ii) registration of releases of the Bridge Security and (iii) the filing of the UCC financing statements referred to in Section 4A(b)(xii) of the Participation Agreement, it is not necessary or advisable to ensure the legality, validity, enforceability or admissibility in evidence of the Initial Lessee Share Pledge Agreements or the Initial Lessor Share Pledge Agreement or to establish and perfect, under the laws of any Relevant Jurisdiction (relating to the Initial Lessee Parties, the Initial Lessee Parent or the Initial Lessor Parent) the Security Trustee's first priority security interest in the Pledged Securities against third parties including trustees, custodians and other representatives or similar officials, under any bankruptcy or liquidation law or regulations that any other instrument be filed, recorded, registered or enrolled in any court, public office or elsewhere in any such Relevant Jurisdiction or that any stamp, registration or similar fees be paid in any Relevant Jurisdiction in relation to such documents, except for Local Taxes, if any.

            (j) The Liens granted by each of Initial Lessor Parent and the Initial Lessee Parent in favor of the Security Trustee pursuant to the terms of the Initial Lessor Parent Share Pledge and the Initial Lessee Share Pledge Agreements, respectively to be entered into on or prior to the first Borrowing Date constitute or will, when executed, constitute valid, legal and binding security interests over the relevant Collateral subject to such Liens and, assuming compliance with the requirements referred to in clause (h) above, such Liens will have precedence over the claims of Initial Lessor Parent and Initial Lessee Parent, as applicable, or any other creditor of such Persons, as applicable, and, other than those expressly provided for hereunder or under the other Operative Documents or those given preference by law, no other consent or approval of, giving of notice to, registration with or taking of any action in respect of, or by, any Government

----------
(16) Insert as agreed between GFC and Ex-Im Bank,

Body of any Relevant Jurisdiction referred to in Section 5(i) hereof is required in order to perfect the security interests of the Security Trustee in such Collateral.](17)

            (k) The conditions precedent to the performance of it's and Lessee's obligations in respect of the transactions contemplated to occur on the Borrowing Date under the Aircraft Financing Documents for the Aircraft shall have been (or, simultaneously with the drawdown of the Loan relating to the Aircraft and the commencement of the leasing of the Aircraft pursuant to the Lease will be) satisfied or waived on terms acceptable to it.

      SECTION 6. Representations and Warranties of the Security Trustee. The Security Trustee represents and warrants that the representations and warranties set forth in Section 9(f) of the Participation Agreement are true and correct on and as of the Borrowing Date with reference to facts and other circumstances prevailing as of the Borrowing Date, except to the extent that such representations and warranties shall relate solely to an earlier date (in which case such representations and warranties shall be true and accurate on and as of such earlier date).

      SECTION 7. Miscellaneous. The Participation Agreement shall remain unchanged (except as supplemented hereby), and in full force and effect.

      SECTION 8. Governing Law. This Supplement shall in all respects be governed by the law of the State of New York.

----------
(17) Insert for the first Borrowing Date only.

      IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the day and year first above written.

                                                 LESSOR

                                                 [ ________________________]

                                                 By:________________________
                                                 Name:______________________
                                                 Title:_____________________

                                                 LESSEE


                                                 [ ________________________]

                                                 By:________________________
                                                 Name:______________________
                                                 Title:_____________________

                                                 SECURITY TRUSTEE

                                                 WELLS FARGO BANK NORTHWEST,
                                                 NATIONAL ASSOCIATION, not in
                                                 its individual capacity but
                                                 solely as Security Trustee

                                                 By:________________________
                                                 Name:______________________
                                                 Title:_____________________

                                                 GUARANTOR

                                                 GATX FINANCIAL CORPORATION

                                                 By:________________________
                                                 Name:______________________
                                                 Title:_____________________

                                                                      SCHEDULE 1
                                             to Borrowing Date Supplement No.[ ]

                         AIRCRAFT FINANCING PARTICULARS

1.    "LESSEE CORPORATE REQUIREMENTS" shall mean as follows:

      [(a) The Lessee must enter particulars of the Aircraft Security Documents to which it is a party in its Register of Mortgages and Charges to comply with Section 54 of the Companies Law (2001 Second Revision) of the Cayman Islands.](18)

      [(b). #Include if applicable#].

2.    "LESSEE PERFECTION  MECHANICS" shall mean as follows:

      (a) The placing on the Airframe and Engines referable to the Aircraft of the nameplates referred to in Section 8D(a)(i)(A) of the Participation Agreement;

      (b) The taking of possession by the Security Trustee of the chattel paper original of the Lease and the Lease Supplement;

      (c)   The filing of the UCC Financing Statements as contemplated in
            Section 4B(c)(xii) of the Participation Agreement;

      (d)   The Lessee Corporate Requirements, if any;

      (e) [The issuance by the Civil Aviation Authority of the Certificate of Registration for the Aircraft];

      (f) [The filing and registration with the Civil Aviation Authority of the Initial Operating Lease, the Local Mortgage and the Operating Lessor Security Assignment](l9)

      (g) [The filing and registration with the Civil Aviation Authority of the Initial Operating Lease and the Local Mortgage and the filing with the Turkish Treasury of the Operating Lessor Security Assignment](20)

      (h) [The filing and registration with the Civil Aviation Authority of the Initial Operating Lease and the Local Mortgage](21)

----------
(18) Insert for Cayman Lessee Parties

(19) Insert for Aircraft msn 32359 and 32360.

(20) Insert for Aircraft msn 32361 and 32363

(21) Insert for Aircraft msn 32362.

      (i)   [#insert as agreed between GFC and Ex-Im Bank#]

3.    "LOCAL TAXES" shall mean as follows:

      (a) [Cayman Islands stamp duty will be payable if any of the Operative Documents are executed in, brought to, or produced before a court of the Cayman Islands, although such duty would be nominal except in the case of (A) a legal or equitable mortgage or charge of immovable property or a debenture (1) where the sum secured is CI$300,000 (US$360,000) or less, in which case such duty would be 1% of the sum secured; (2) where the sum secured is more than CI$300,000 (US$360,000), whether initially or after further advance, in which case such duty would be 1.5% of the sum secured; (B) a legal or equitable mortgage or charge of movable property (not including a debenture but including a bill of sale), in which case such duty would be 1.5% of the sum secured; (C) that in the case of a Note duty of CI$0.25 per CI$100 or part thereof of the face value of each note, subject to a maximum of CI$250, is payable, unless, the Lessor paid a duty of CI$500 in respect of the instrument creating the Notes thereafter no further stamp duty in respect of such Notes would be payable, provided further, that no duty shall be payable where the property is situated outside the Cayman Islands and that in the case of a legal or equitable mortgage or charge granted by an exempted company, an ordinary non-resident company (as defined in the Companies Law (2001 Second Revision) or an exempted trust (as defined in the Trusts Law 2001 Revision) or a body corporate incorporated outside the Cayman Islands of movable property situated in the Cayman Islands or over shares in such exempted company (which would include the Lessee, Lessor and Borrower) or an ordinary non-resident company, the maximum duty payable shall be CI$500.00 (US$600.00).](22)

      [(b)  #Include if applicable#].

4.    "LESSOR CORPORATE REQUIREMENTS" shall mean as follows:

      (a) [that the Lessor must enter particulars of the Aircraft Security Documents to which it is a party in its Register of Mortgages and Charges to comply with Section 54 of the Companies Law (2001 Second Revision) of the Cayman Islands](23)

5. "AIRCRAFT SECURITY DOCUMENTS" shall mean as each of the following documents:

----------
(22) Insert for Cayman Lessee No.l, Cayman Lessee No.2 or Initial Lessor Party.

(23) Insert for Cayman Lessors.

      (a)   [Aircraft Mortgage,

      (b)   Local Mortgage;

      (c)   Operating Lease Credit Documents;

      (d)   Assignment of Insurances;

      (e)   Assignment of Reinsurances; and

      (f)   Notices and Acknowledgements of Assignment.

                                   APPENDIX A

               Relating to Ten (10) Boeing Model 737-800 Aircraft
           Ex-Im Bank Guarantee No. AP077971XX - United States - GATX

                       MILBANK, TWEED, HADLEY & McCLOY LLP

                                   APPENDIX A

                          DEFINITIONS AND CONSTRUCTION

      I. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings.

      "ACCEPTABLE PERSON" shall mean a Person that meets the requirements set forth in Section 6(b) of the Participation Agreement.

      "ACCEPTANCE CERTIFICATE" shall mean, in respect of an Aircraft, a certificate of acceptance executed by the Initial Operating Lessee for such Aircraft and dated the date of commencement of the leasing of such aircraft pursuant to the Initial Operating Lease for such Aircraft.

      "ACCESSION CERTIFICATE" shall mean a certificate in the form set forth in Exhibit B of the Participation Agreement signed by a Lender and the other Persons party thereto in order to confirm any assignment or transfer by a Lender of rights and obligations under the Operative Documents.

      "ACCOUNT COLLATERAL" shall mean all right of each Borrower in and to, collectively, the Security Account and all cash, investment property, Permitted Investments, other investments, securities, instruments or other property (including all "financial assets" within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to the Security Account.

      "ACT" shall mean Subtitle VII, Title 49 of the United States Code, as amended from time to time, and the regulations promulgated thereunder.

      "ADDITIONAL INSUREDS" shall mean, in respect of an Aircraft, the Secured Parties, the relevant Lessee, the relevant Borrower, the Guarantors and their respective officers, directors, servants, agents and employees and the successors and assigns of each of the foregoing.

      "ADDITIONAL RENTAL AMOUNT" shall mean, in respect of an Aircraft and each Basic Rent Payment Date referable to the Note related thereto, an amount in Dollars equal to the amount of accrued and unpaid interest expressed to be due and payable under such Note on such Basic Rent Payment Date.

      "AFFILIATE" of any Person shall mean any other Person directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with, such Person; or if such Person is a partnership, any general partner of such Person or a Person controlling such general partner. For purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

      "AFTER TAX BASIS" shall mean, with respect to any payment to be made under any Operative Document, an amount that, after deduction of the Taxes payable by the recipient of

                                                                    [Appendix A]

such payment on such payment or as a result of the receipt or accrual of such amount by such recipient, is equal to the payment due.

      "AIRCRAFT" shall mean, collectively, each Airframe and, individually, any Airframe, in either case, together with the related Engines, whether or not any of such Engines may from time to time be installed on an Airframe or on any other airframe and, where the context permits, references to "Aircraft" shall include the Manuals and Technical Records for the Aircraft. With respect to each Lease, "Aircraft" shall mean the Airframe, together with the related Engines set forth in the Lease Supplement relating to each such Lease.

      "AIRCRAFT AGREED VALUE" shall mean, in respect of any Aircraft and at any time when any Floating Rate Note relating to such Aircraft is outstanding, the amount in Dollars equal to one hundred and fifteen per cent. (115%) of the outstanding principal amount of such Note at such time or (b) at any time when any Fixed Rate Note relating to such Aircraft is outstanding, the amount in Dollars equal to one hundred and twenty per cent. (120%) of the outstanding principal amount of such Note at such time.

      "AIRCRAFT FINANCING DOCUMENTS" shall mean, collectively, in respect of the financing of an Aircraft pursuant to the Participation Agreement, each of the:

            (a)   Request for Disbursement;

            (b)   Request for Guarantee Legend;

            (c)   Note;

            (d)   GATX Guarantee Confirmation;

            (e)   Borrowing Date Supplement;

            (f)   Lease;

            (g)   Lease Supplement;

            (h)   Sublease (if any);

            (i)   Initial Operating Lease;

            (j)   any other Operating Lease;

            (k)   Purchase Agreement;

            (l)   Purchase Agreement Assignment (if any);

            (m)   Airframe Warranties Agreement

            (n)   Engine Warranties Agreement;

            (o)   Manufacturer Consent and Agreement (if any);

            (p)   Aircraft Sale Agreement (if any);

            (q)   Bills of Sale;

            (r)   BFE Bill of Sale;

            (s)   Powers of Attorney;

            (t)   Aircraft Security Documents;

            (u)   Designation Letters (if any); and

            (v)   Substitution Supplements (if any).

each as, and to the extent that, such document relates to such Aircraft.

      "AIRCRAFT MORTGAGE" shall mean, with respect to an Aircraft, the first priority aircraft mortgage and security agreement for such Aircraft dated the Borrowing Date for such Aircraft, entered into by the Initial Lessor for such Aircraft, the Initial Lessee for such Aircraft and the

                                                                    [Appendix A]

Security Trustee, substantially in the form of the "Form of First Priority Mortgage and Security Agreement" initialed on the Signing Date for the purposes of identification by Milbank, Tweed, Hadley & McCloy LLP and Clifford Chance LLP.

      "AIRCRAFT PROCEEDS" shall mean, with respect to an Aircraft, any and all amounts received or receivable by the Security Trustee in respect of the enforcement or exercise of any claim, right or remedy in respect of or in connection with the related Collateral which arises from the sale, lease, hire or other disposition of such Aircraft and all other amounts received or receivable by the Security Trustee in respect of the enforcement or exercise of any claim, right or remedy in respect of or in connection with such Collateral (other than Insurance Proceeds and Requisition Compensation).

      "AIRCRAFT SALE AGREEMENT" shall mean, with respect to any Delivered Aircraft, the aircraft sale agreement, dated on or prior to the Borrowing Date for such Aircraft, between relevant Bridge Owner, as seller, and the Initial Lessor, as buyer, in relation to such Aircraft.

      "AIRCRAFT SECURITY DOCUMENTS" shall mean, collectively, in respect of an Aircraft, each of the following which relates to such Aircraft:

                  (a)   Aircraft Mortgage;

                  (b)   Local Mortgage (if any);

                  (c)   Operating Lessor Security Assignment;

                  (d)   Operating Lease Credit Documents;

                  (e)   Assignment of Insurances (if any);

                  (f)   Assignment of Reinsurances (if any); and

                  (g)   Notices and Acknowledgements of Assignment.

      "AIRCRAFT STATUS INFORMATION" shall mean, in respect of an Aircraft and as of any date, the following information regarding such Aircraft determined as of any day not more than sixty (60) days prior to such date:

            (a) in respect of the Airframe comprising part of such Aircraft, the time until (i) the next Major Check (as defined in the Model Form Operating Lease) of such Airframe and (ii) the next C-Check (as defined in the Model Form Operating Lease) of such Airframe and the type of such next C-Check (eg 1C, 2C and 3C, etc);

            (b) in respect of each Engine comprising part of such Aircraft, the status of the life limited parts and time controlled components in such Engine (being cycles or flight hours remaining, as appropriate) and the flight hours recorded by such Engine from the time of the most recent performance restoration of the modules in such Engine;

            (c) in respect of the auxiliary power unit comprising part of such Aircraft, the time elapsed from the time of the most recent performance restoration and full gas path overhaul thereof;

            (d) in respect of the landing gear comprising part of such Aircraft, the time until the next scheduled replacement thereof; and

                                                                    [Appendix A]

            (e) any accident or incident involving such Aircraft and any other matter specifically requested by the Approved Valuer,

      "AIRFRAME" shall mean, collectively, each of the ten (10) Boeing Model 737-800 airframes bearing manufacturer's serial number described in Schedule 1 to the Participation Agreement and, individually, any such airframe and any and all Parts, so long as the same shall be incorporated or installed in or attached to such Airframe or so long as title thereto shall remain vested in the relevant Lessor in accordance with the terms of Section 8 of the applicable Lease after the removal from such Airframe.

      "AIRFRAME WARRANTIES AGREEMENT" shall mean the airframe warranties agreement dated on or around the Signing Date among the Original Purchaser, GFC, the Security Trustee and the Manufacturer in relation to certain warranties in relation to the Airframes.

      "AIRWORTHINESS DIRECTIVE" or "AD" shall mean, with respect to an Aircraft, any requirement for the inspection, repair or modification of such Aircraft, any Engine or any Part as issued by any Civil Aviation Authority applicable to such Aircraft and/or the FAA.

      "APPLICABLE LAWS" shall mean all applicable laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, orders, interpretations, licenses, permits and orders of any court, arbitrator or Government Body in any relevant jurisdiction.

      "APPLICABLE RATE" shall mean, with respect to any Interest Period for a Loan, (i) where such Loan is evidenced by a Floating Rate Note, the applicable Floating Rate for such Interest Period or (ii) where such Loan is evidenced by a Fixed Rate Note, the applicable Fixed Rate.

      "APPRAISAL" shall mean, in respect of an Aircraft, the appraisal of such Aircraft by an Approved Valuer as to the Appraised Value of such Aircraft.

      "APPRAISED VALUE" shall mean, in respect of an Aircraft, as of any date of determination, the appraised current fair market value of such Aircraft determined by an Approved Valuer as of such date on the basis that (a) there will be a sale between a willing buyer and a willing seller with neither party being obliged to buy or sell and there being a reasonable period of time to consider such transaction, (b) such Aircraft will be in "half-time" condition as adjusted by the Approved Valuer to reflect the Aircraft Status Information and assuming that usage of the Aircraft since the date of determination of the Aircraft Status Information has continued on a basis substantially consistent with its general usage as of such date of determination.

      "APPROVED VALUER" shall mean, with respect to the Appraised Value of an Aircraft, an independent aircraft valuer of international repute and a member of the International Society of Transport Aircraft Trading (ISTAT) appointed by GFC for such Aircraft and being such valuer as is selected by (a) the Instructing Group, by notice in writing given to GFC, or (b) by GFC, in the event of the Instructing Group failing to make any such selection within three (3) Business Days of any request made by GFC for the Instructing Group to do so, from a list of three (3)such valuers provided in writing by GFC to the Instructing Group.

                                                                    [Appendix A]

      "ASSIGNED PROPERTY" shall have, in respect of an Aircraft, the meaning assigned thereto in Section 2 of the Operating Lessor Security Assignment for such Aircraft.

      "ASSIGNMENT OF INSURANCES" shall mean, in respect of an Aircraft, the assignment of insurances, if any, between the Operating Lessee for such Aircraft and the Operating Lessor for such Aircraft in relation to the Insurances (other than liability insurances) effected by such Operating Lessee in connection with such Aircraft pursuant to the requirements of the relevant Operating Lease.

      "AUTHORIZED MAINTENANCE PERFORMER" shall mean, in relation to any Airframe, any Engine or any Part, (a) for so long as the relevant Aircraft is subject to an Operating Lease, a maintenance facility approved by the relevant Operating Lessor from time to time under the relevant Operating Lease in accordance with the Standard, and (b) during any period the relevant Aircraft is Off-Lease, any maintenance provider or providers selected by GFC and certified by the JAA under JAR Part 145 or approved by the FAA under FAR Part 145.

      "AUTHORIZED PERSON" shall mean, as to any Borrower, any Borrower Party, any Lessor, any Lessor Party, any Lessor Parent, any Lessee Parent, any Lessee, any Lessee Party, the Original Purchaser or either Guarantor, any Person duly authorized by such Borrower, Borrower Party, Lessor, Lessor Party, Lessor Parent, Lessee Parent, Lessee, Lessee Party, the Original Purchaser or such Guarantor to take the action required by the Operative Documents.

      "AVAILABILITY PERIOD" shall mean, with respect to each Aircraft and the Loan relating thereto, the period commencing on the Signing Date and terminating on and including the Final Disbursement Date.

      "BANKRUPTCY CODE" shall mean Chapter 11 of Title 11 of the United States Code, 11 U.S.C. Sections 101 et seq.

      "BASIC RENT" shall mean, in respect of an Aircraft and any Basic Rent Payment Date referable thereto, the aggregate of the Fixed Rental Amount and the Additional Rental Amount expressed to be payable on such day pursuant to Section 3(b) of the Lease for such Aircraft.

      "BASIC RENT PAYMENT DATES" shall mean, in respect of an Aircraft, each Loan Payment Date in respect of the Loan relating to such Aircraft.

      "BFE BILL OF SALE" shall mean in respect of (a) Aircraft msn 32359, the BFE bill of sale for such Aircraft executed by GFC in favor of the Cayman Lessee Party No. 1, (b) each other Delivered Aircraft, the BFE bills of sale for such Aircraft executed by (i) GFC in favor of the Manufacturer and (ii) the Manufacturer in favor of the Bridge Owner of such Aircraft and (c) each Remaining Aircraft, the BFE bills of sale for such Aircraft executed by (i) the GFC in favor of the Manufacturer and (ii) the Manufacturer in favor of the Initial Lessor, each dated as of the Delivery Date or, in the case of clause
(c)(ii) above, the Borrowing Date, for the applicable Aircraft.

      "BILL OF SALE" shall mean, in respect of an Aircraft, collectively (i) the bill of sale for such Aircraft executed by the Manufacturer in favor of the Manufacturer's Subsidiary dated the

                                                                    [Appendix A]

Delivery Date for such Aircraft, (ii) the bill of sale executed by the Manufacturer's Subsidiary in favor of, in the case of a Delivered Aircraft, Bridge Owner for such Aircraft and, in the case of a Remaining Aircraft, the Initial Lessor for such Aircraft, dated the Delivery Date for such Aircraft and
(iii) in the case of a Delivered Aircraft, the bill of sale for such Aircraft executed by Bridge Owner for such Aircraft in favor of Initial Lessor for such Aircraft, dated the Borrowing Date for such Aircraft.

      "BORROWER" shall each mean, with respect to an Aircraft or Lease, Loan or Note referable thereto, (a) as from the Borrowing Date with respect to such Aircraft, the Initial Borrower with respect to such Aircraft, Lease, Loan and Note and (b) thereafter from time to time any other Person that shall, in accordance with the Operative Documents, have become and be the Borrower of such Loan and under such Note.

      "BORROWER COLLATERAL" shall mean the Pledged Securities pledged or charged under each Lessor Parent Pledge Agreement and each Lessor's interest in any of the property (other than Excluded Property) described in Granting Clauses 1 through XII of each Aircraft Mortgage to which such Lessor is a party.

      "BORROWER INDEMNITY AGREEMENT" shall mean the borrower indemnity agreement dated the Signing Date by and among the Facility Agent, the Initial Lender and GFC.

      "BORROWER PARTY" shall mean (a) the Initial Borrower Party and (b) each other Person that shall have become a Borrower Party for the purposes of the Operative Documents.

      "BORROWER SECURITY DOCUMENTS" shall mean, collectively, each Lessor Share Pledge Agreement, each Lessee Share Pledge Agreement and the GATX Guarantee.

      "BORROWING DATE" shall mean, with respect to a Loan, the date designated by GFC in a Notice of Borrowing as the date on which such Loan shall be made or, as the context may require, the date such Loan is made under the Loan Agreement.

      "BORROWING DATE SUPPLEMENT" shall mean, in respect of the Borrowing Date for an Aircraft, the Borrowing Date Supplement in the form set forth in Schedule E to the Participation Agreement with such changes thereto to reflect the Applicable Law of the State of Registration for such Aircraft and any other Relevant Jurisdiction as shall be acceptable to Ex-Im Bank in its absolute discretion.

      "BRIDGE LENDER" shall mean Barclays Bank PLC.

      "BRIDGE OWNER" shall mean, in respect of (i) Aircraft msn 32359 and msn 32360, Cayman Lessee Party No.2, (ii) Aircraft msn 32361, Cayman Lessee Party No. 1 and (iii) any other Aircraft, the owner of such Aircraft (which owner shall be a Lessee Party), if any, other than Manufacturer, immediately prior to the sale of such Aircraft to a the relevant Initial Lessor on the Borrowing Date for such Aircraft, as contemplated in the Participation Agreement.

      "BRIDGE SECURITY" shall mean, in respect of an Aircraft, any Lien over the Collateral granted by the Initial Lessee for such Aircraft or the Lessee Parent of such Initial Lessee in favor of the Bridge Lender in respect of such Aircraft or Initial Lessee.

                                                                    [Appendix A]

      "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in London, England or New York, New York and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

      "CAPE TOWN CONVENTION" shall mean, collectively, the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on matters specific to Aircraft Equipment dated November 16, 2001.

      "CAYMAN LESSEE PARTY NO. 1" shall mean Jackson Leasing Limited, a limited liability company duly incorporated under the laws of the Cayman Islands.

      "CAYMAN LESSEE PARTY No. 2" shall mean Geary Leasing Limited, a limited liability company duly incorporated under the laws of the Cayman Islands.

      "CERTIFICATE OF AIRWORTHINESS" shall mean, in respect of an Aircraft, the certificate of airworthiness issued by the Civil Aviation Authority from time to time with respect to such Aircraft.

      "CERTIFICATE OF REGISTRATION" shall mean, in respect of an Aircraft, the certificate of aircraft registration issued by the Civil Aviation Authority from time to time with respect to such Aircraft.

      "CHARGED PROPERTY" shall mean, in respect of any Lessee, Lessor or Borrower, as the case may be, all of such Person's right, title and interest in, to, under or derived from the undertaking of it and all its assets both present and future and wherever situate, and whether real or personal, including the uncalled capital and any uncalled premiums and any called but unpaid capital or premiums of it, excluding the Mortgaged Property and the Excluded Property.

      "CIVIL AVIATION AUTHORITY" shall mean, in respect of an Aircraft, each Government Body or other Person who shall from time to time be vested with the control and supervision of, or have jurisdiction over, the registration, airworthiness and operation of aircraft or other matters relating to civil aviation in the State of Registration of such Aircraft.

      "CLAIMS" shall have the meaning set forth in Section 10(a) of the Participation Agreement.

      "COLLATERAL" shall mean, collectively, (i) all property subject to the Lien of the Security Documents and (ii) the Account Collateral.

      "COMMITMENT" shall have the meaning set forth in Section 2.1 of the Loan Agreement.

      "COMPULSORY ACQUISITION" shall mean, in respect of an Aircraft, requisition of title or other compulsory acquisition, requisition, appropriation, expropriation, deprivation or confiscation for any reason of such Aircraft or any portion thereof by the State of Registration for such Aircraft or other competent authority (whether de jure or de facto) but shall exclude requisition for use or hire not involving requisition of title of such Aircraft or any portion thereof.

                                                                    [Appendix A]

      "CONSTITUENT DOCUMENTS" shall mean, in respect of any Person, collectively, the certificate of incorporation or formation, the by-laws, memorandum and articles of association or other like documents relating to such Person, in each case, as in effect from time to time.

      "CONVERSION" shall mean the conversion of interest payable on a Loan (and the Note evidencing such Loan) to a fixed rate of interest from a floating rate of interest as contemplated by a Conversion Notice delivered pursuant to Section 3.4(a) of the Loan Agreement.

      "CONVERSION DATE" shall mean (i) with respect to any Loan prior to a Conversion of such Loan, the date set forth as such in the relevant Conversion Notice as the Conversion Date for such Loan, and (ii) with respect to any Loan on and after a Conversion in respect thereof, the date of such Conversion.

      "CONVERSION NOTICE" shall have the meaning set forth in Section 3.4(a) of the Loan Agreement.

      "CORPORATE SERVICES AGREEMENT" shall mean, in respect of the Initial Borrower Party, that certain corporate services agreement dated as of the Signing Date among Walkers SPV, Initial Lessor Parent, Initial Borrower Party, Security Trustee and GFC relating to the administration of the Initial Borrower Party and, in respect of any other Borrower Party or Lessor Party, such other agreement relating to the administration of such Initial Borrower Party reasonably acceptable to the Instructing Group.

      "CREDIT" shall have the meaning set forth in the recitals to the Loan Agreement.

      "CVPRIOT LESSEE PARTY" shall mean Jackson Leasing (Cyprus) Limited, a limited liability company duly incorporated under the laws of the Republic of Cyprus.

      "DECLARATION OF TRUST" shall mean, in respect of the Initial Borrower Party, the declaration of trust dated April 15,2002 by Walkers SPV in respect of the USEB Aircraft Trust (the "INITIAL DECLARATION OF TRUST") and, in the case of any other Borrower Party, such declaration of trust entered into in connection with such other Borrower Party.

      "DEFAULT" shall mean a Lease Default or Loan Default.

      "DEFAULT EVENT" shall have the meaning set forth in Section 13(d)(i) of the Participation Agreement.

      "DELAWARE LESSEE PARTY" shall mean Jackson Leasing Corporation, a Delaware corporation.

      "DELIVERED AIRCRAFT" shall mean each Aircraft for which the Delivery Date occurs prior to the Borrowing Date for the Loan relating to such Aircraft.

      "DELIVERY" shall mean, in respect of an Aircraft, the time when Bridge Owner or the Initial Lessor for such Aircraft, as the case may be, accepted, or shall accept, delivery of such Aircraft from the Manufacturer under the Purchase Agreement and the applicable Purchase Agreement Assignment.

                                                                    [Appendix A]

      "DELIVERY DATE" shall mean, with respect to an Aircraft, the date on which the Delivery for such Aircraft occurs.

      "DESIGNATED ACCOUNT" shall mean (i) in the case of Delivered Aircraft or amounts payable to GFC or any Lessee, the account of GFC bearing account number 3750878673 with Bank of America, Dallas, Texas 75202-2911 (ABA number 111000012) or such other account as may from time to time be designated by notice in writing given by GFC to the Facility Agent and (ii) in the case of the disbursement of the proceeds of the Loan relating to any Remaining Aircraft, the account agreed between the Facility Agent, GFC and Ex-Im Bank.

      "DESIGNATED PERCENTAGE" shall mean, as to each Lender, the percentage set forth opposite such Lender's signature in the Loan Agreement.

      "DESIGNATION" shall have the meaning set forth in Section 6(a) of the Participation Agreement.

      "DESIGNATION DATE" shall have the meaning set forth in Section 6(c) of the Participation Agreement.

      "DESIGNATION LETTER" shall have the meaning set forth in Section 6A(a) of the Participation Agreement.

      "DISBURSEMENT" shall mean, in respect of an Aircraft, the amount of funds disbursed by a Lender with respect to the financing of such Aircraft pursuant to the Loan Agreement and the Participation Agreement.

      "DISCLOSURE LETTER" shall mean any letter dated the Signing Date or a Borrowing Date from GFC to the Security Trustee in relation to Section 9 of the GATX Guarantee or Section 5 of the Borrowing Date Supplement referable to such Borrowing Date.

      "DOLLARS", "U.S. DOLLARS". "U.S.$", "US$" and "$" shall mean immediately available and freely transferable lawful currency of the United States from time to time.

      "ELIGIBLE OPERATING LESSEE" shall mean any aircraft operator that, at the time of determination, (a) does not have its principal office, and is not otherwise based, in an Excluded Country or a Restricted Country, (b) is authorized under Applicable Law to operate aircraft of the same type as the Aircraft, and (c) does not have a liquidator, trustee, receiver, administrator, or similar officer appointed to it or the whole or a substantial part of its business, assets or revenues and is not subject to any insolvency, reorganization, bankruptcy or similar proceedings.

      "ENGINE" shall mean, in respect to an Aircraft, (i) each of the two (2) CFM Model CFM56-7B27 engines bearing manufacturer's serial numbers set forth in the Lease Supplement related to such Aircraft, whether or not from time to time installed on the related Airframe or any other airframe or any replacement for any such named engine subjected to the Lease for such Aircraft pursuant to any lease supplements executed by the Lessee and Lessor of such Aircraft, (ii) any Replacement Engine therefor and (iii) any other engine that may from time to time be installed on the related Airframe that is or becomes the property of the Lessor for such Aircraft or any engine that having been removed from such Airframe remains the property of such

                                                                    [Appendix A]

Lessor, in each case pursuant to such Lease, together with all Parts from time to time belonging to, installed in or appurtenant to any such engine but excluding any engine which has been replaced with a Replacement Engine in accordance with such Lease.

      "ENGINE MANUFACTURER" shall mean CFM International, Inc., a Delaware corporation.

      "ENGINE WARRANTIES AGREEMENT" shall mean, in respect of all the Aircraft, the engine warranty agreement dated as of the Signing Date between GFC, the Security Trustee and Engine Manufacturer in relation to certain warranties in relation to the Engines for such Aircraft.

      "EVENT OF DEFAULT" shall mean a Lease Event of Default or a Loan Event of Default.

      "EVENT OF LOSS" shall mean, with respect to an Aircraft, an Airframe or any related Engine thereto, any of the following events:

      (a) the loss of such property or the use thereof due to the destruction of or damage to such property that renders repair uneconomic or that renders such property permanently unfit for normal use;

      (b) any damage or loss to or other circumstance in respect of such property that results in an insurance settlement with respect to such property on the basis of a total loss, or a constructive or arranged total loss;

      (c) the confiscation or nationalization of, or requisition of title to, such property by any Government Body;

      (d) the theft or disappearance of such property that shall have resulted in the loss of possession of such property by Lessee or any Operating Lessee of such Aircraft for a period in excess of the lesser of one hundred twenty (120) consecutive days and the balance of the Term for such Aircraft,

      (e) the seizure of, or requisition for use of, such property by any Government Body that shall have resulted in the loss of possession of such property by such Lessee or any such Operating Lessee and such requisition for use shall have continued beyond the earlier of (A) the lesser of the balance of the Term for such Aircraft and one hundred eighty (180) consecutive days and (B) the date of receipt of insurance or condemnation proceeds with respect thereto;

      (f) as a result of any rule, regulation, order or other action by any Government Body or court having jurisdiction, the use of such property in the normal conduct of such Lessee's or GFC's overall business shall have been prohibited for a period of at least six (6) consecutive months or the balance of the Term for such Aircraft (whichever is shorter) unless such Lessee (or GFC on its behalf), prior to the expiration of such period, shall have undertaken and shall be diligently carrying forward all steps which, in its reasonable judgment, are necessary or desirable to permit the use of such property by Lessee (or GFC on its behalf) and the prohibition against such use of such property shall have been removed within twelve (12) months of the effectiveness of such rule, regulation, order or other action or by the end of the relevant Term (if earlier); or

                                                                    [Appendix A]

      (g) any "Event of Loss" under such Operating Lease and the receipt by the Operating Lessor thereunder, GFC or the Security Trustee of payment by the Operating Lessee with respect thereto. An Event of Loss with respect to an Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe for such Aircraft.

      For purposes of the Operative Documents, an Event of Loss in respect of an Aircraft shall be deemed to have occurred:

            (1) in the case of an actual total loss, at 12:00 midnight (London time) on the actual date such Aircraft was lost or, if such date is not known, 12:00 midnight (London time) on the day on which such Aircraft was last heard from;

            (2) in the case of any of the events described in paragraph (i) of the definition of Event of Loss above (other than an actual total loss), upon the date of occurrence of such destruction, damage or rendering unfit;

            (3) in the case of any of the events described in paragraph (ii) of the definition of Event of Loss above (other than an actual total loss), upon the date that notice claiming the loss of such Aircraft is given to the relevant insurers, unless the insurers do not forthwith admit such claim, then at the date and time at which either a total loss is subsequently admitted by the insurers or a competent court or arbitration tribunal issues a judgment to the effect that a total loss has occurred; and

            (4) in the case of any of the events referred to in paragraphs (c),
(d), (e) and (f) of the definition of Event of Loss above, upon the occurrence thereof.

      "EXCLUDED COUNTRY" shall mean any of: (i) Iraq (for so long as The United Nations Security Council Resolution 670 of 1990 on Iraq and Kuwait or any similar order or resolution remains in effect), (ii) Libya (for so long as The United Nations Security Council Resolution 748 of March 31, 1992 or any similar order or resolution remains in effect), and (iii) any country which may from time to time be the subject of any similar order or resolution.

      "EXCLUDED PROPERTY" shall mean, in respect of an Aircraft, (i) proceeds of public liability insurance paid or payable as a result of insurance claims made, or losses suffered, by each of the Lessor and the Lessee for such Aircraft that are payable directly to for its own account, (ii) proceeds of insurance maintained with respect to the Aircraft by GFC or any Affiliate thereof for its or their own account or benefit (whether directly or through such Lessee), (iii) the proceeds of the Note for such Aircraft, (iv) any interest that pursuant to the Operative Documents may from time to time accrue in respect of any of the amounts described in clauses (i) through (iii) above, (iv) the Assigned Property and the Subleases related thereto and (v) any right to exercise any election or option or make any decision or determination, or to give or receive any notice, consent, waiver or approval, or to take any other action in respect of, but in each case, only to the extent relating to, any Excluded Property.

      "EX-IM BANK" shall mean the Export-Import Bank of the United States, an agency of the United States of America.

      "EX-IM BANK COMMITMENT" shall mean U.S.$396,822,827.

                                                                    [Appendix A]

      "EX-IM BANK COMMITMENT FEE" shall have the meaning set forth in Section 4.7(a) of the Loan Agreement.

      "EX-IM BANK ELIGIBLE AMOUNT" shall mean, in respect of Aircraft, the amount of the purchase price of such Aircraft which has been approved by Ex-Im Bank to be eligible for Ex-Im Bank support and which amount shall not exceed the sum of (a) eighty five per cent. (85%) of the Purchase Price for such Aircraft and (b) one hundred per cent. (100%) of the related Ex-Im Bank Exposure Fee, less (c) in the case of any Delivered Aircraft for which the Delivery Date occurred one (1) month or more prior to the Borrowing Date therefor, the amount determined by Ex-Im Bank as being equal to the aggregate amount which, based on a loan drawdown on such Delivery Date in the amount equal to the sum of (a) and
(b) aforesaid on the basis of the same being repayable on a "mortgage style" basis at monthly intervals over the period of twelve (12) years from such Delivery Date in accordance with an amortization schedule calculated by application of an assumed interest rate equal to the Relevant Rate used in determining the amortization schedule applicable to the Loan relating to such Aircraft, would have been repaid on or by such Borrowing Date and which amount is set forth in the Notice of Borrowing relating to such Aircraft.

      "EX-IM BANK EXPOSURE FEE" shall have the meaning set forth in Section 4.7(b) of the Loan Agreement.

      "EX-IM BANK GUARANTEE" shall mean the guarantee agreement dated as of the Signing Date by and among Ex-Im Bank and the Facility Agent.

      "EX-IM BANK MAKE-WHOLE AMOUNT" shall mean, in respect of each Fixed Rate Note, an amount (if greater than zero) as determined by Ex-Im Bank equal to (x) the discounted cash-flow of the remaining scheduled installments of principal of and interest on such Fixed Rate Notes assigned to Ex-Im Bank as determined as of the date of such assignment (the "CALCULATION DATE") minus (y) the aggregate outstanding principal amount of such Fixed Rate Notes so assigned to Ex-Im Bank. In determining the discounted cash flow for any Fixed Rate Note, the discount rate to be applied shall be the U.S. Treasury Rate for relevant Treasury securities having maturities as close as practicable to the weighted average term of the remaining scheduled installments of principal of any Fixed Rate Note so assigned to Ex-Im Bank.

      "EX-IM BANK STATUTES" shall mean each of 12 U.S.C. 635(b)(2), (b)(4),
(b)(5), and (b)(6), 22 U.S.C. 2291, et seq., 22 U.S.C, 2371, applicable
Executive Orders issued by the President of the United States, and applicable laws and regulations of the United States of America, including, but not limited to those provisions contained in the annual Foreign Operations, Export Financing and Related Programs Appropriations Act, and such other Applicable Law of the United States that may be in effect from time to time which may affect, limit or prohibit the ability of Ex-Im Bank to issue loans, guarantees or insurance, or to do business in certain countries or to participate in transactions in which an item purchased with the benefit of Ex-Im Bank support is to be used in certain countries or by an agency or national thereof (except to the extent that the President of the United States has made a determination in accordance with the provisions of Applicable Law that the conduct of business by Ex-Im Bank with any such country is in the interest of the United "States), as well as all applicable-sanctions and regulations of the United Nations.

                                                                    [Appendix A]

      "FAA" shall mean the Federal Aviation Administration of the United States and any successor Government Body,

      "FACILITY AGENT" shall mean Barclays Bank PLC, as facility agent under the Loan Agreement.

      "FEE LETTERS" shall mean each of those letters from GATX (a) dated October 31, 2001 to Ex-Im Bank; (b) dated the Signing Date to the Facility Agent; (c) dated October 31, 2001 to Milbank, Tweed, Hadley & McCloy LLP; and (d) such other letters as shall be executed from time to time between GFC or any Lessee and the Facility Agent or Security Trustee in connection with the transactions contemplated by the Operative Documents, each in respect of the payment of various commitment, agency, arrangement and/or other fees and/or expenses.

      "FINAL DISBURSEMENT DATE" shall mean, with respect to the Loan for an Aircraft, April 16, 2003.

      "FINAL MATURITY DATE" shall mean, with respect to each Loan, the final scheduled Loan Payment Date applicable to such Loan.

      "FINAL RELEASE DATE" shall mean September 30, 2007.

      "FIRST RELEASE DATE" shall mean September 30, 2003.

      "FIXED RATE" shall mean, with respect to a Loan or Note, the per annum fixed rate of interest determined with reference to the interest swap markets and agreed between the Facility Agent and GFC on behalf of the relevant Borrower at or before 10:00 a.m. (New York time) two (2) Business Days prior to the Borrowing Date or Conversion Date applicable to such Loan (which rate shall be confirmed in writing by the Facility Agent to GFC promptly following the determination thereof) and notified in writing by the Facility Agent to Ex-Im Bank.

      "FIXED RATE NOTE" shall mean, with respect to any Loan that accrues interest at a Fixed Rate, the promissory note issued by (a) the Initial Borrower of such Loan on the Borrowing Date with respect to such Loan or (b) the Borrower of such Loan on the Conversion Date (if any) for such Loan, which Note shall be substantially in the form of Exhibit B-2 to the Loan Agreement, and "FIXED RATE NOTES" shall mean all such notes issued by Borrowers from time to time.

      "FIXED RENTAL AMOUNT" shall mean, in respect of an Aircraft and each Basic Rent Payment Date referable to the Note related thereto, an amount in Dollars equal to the principal amount of such Note expressed to be due and payable in
Schedule I to such Note on such Basic Rent Payment Date.

      "FLOATING RATE" shall mean, with respect to an Interest Period, a per annum rate of interest equal to LIBOR for a period equal to such Interest Period on the Quotation Date for such Interest Period or, with respect to the Interest Period which commences or commenced on a Borrowing Date, either such rate as aforesaid or such other rate as is agreed by the Facility Agent, Ex-Im Bank and GFC on or prior to such Borrowing Date.

                                                                    [Appendix A]

      "FLOATING RATE NOTE" shall mean, with respect to any Loan that accrues interest at a Floating Rate, the promissory note issued by the Borrower of such Loan on the Borrowing Date with respect to such Loan, which Note shall be substantially in the form of Exhibit B-l to the Loan Agreement, and "FLOATING RATE NOTES" shall mean all such notes issued by Borrowers from time to time.

      "GAAP" shall mean generally accepted accounting principles of the United States.

      "GATX CORP" shall mean GATX Corporation, a New York corporation.

      "GATX GROUP" shall mean GATX Corp and its Subsidiaries from time to time.

      "GATX GUARANTEE" shall mean the guarantee agreement dated as of the Signing Date between the Guarantors and the Security Trustee in respect of the obligations of the Borrowers and Lessees from time to time under the Operative Documents.

      "GATX GUARANTEE CONFIRMATION" shall mean each confirmation by the Guarantors substantially in the form set forth in Schedule 1 to the GATX Guarantee.

      "GFC" shall mean GATX Financial Corporation, a Delaware corporation.

      "GOVERNMENT BODY" shall mean any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

      "GUARANTEE DEFAULT" shall mean a Material Default with respect to either Guarantor.

      "GUARANTEE LEGEND" shall have the meaning set forth in the Ex-Im Bank Guarantee.

      "GUARANTEED AMOUNT" shall have the meaning set forth in the Ex-Im Bank Guarantee.

      "GUARANTOR" shall mean each of GFC and GATX Corporation.

      "HOME COUNTRY" shall mean each of France, Germany, Spain, the United Kingdom and the United States of America.

      "HOME COUNTRY AIR CARRIER" shall mean an air carrier whose principal place of business is located in any Home Country.

      "HOME COUNTRY RULES" shall mean the following:

      (a) Subject always to paragraphs (b), (c) and (d) immediately below, during the period of two (2) years commencing on and following the Borrowing Date for any Aircraft, (the "Initial Period") such Aircraft will not be leased to any Home Country Air Carrier:

                                                                    [Appendix A]

      (b) Subject always to paragraph (c) immediately below, any Aircraft may be leased to a Home Country Air Carrier:

                  (i) following the bona fide repossession of such Aircraft by, or the delivery or redelivery of such Aircraft to, the Operating Lessor thereof as a result of the termination of the leasing thereof under the Initial Operating Lease therefor prior to its scheduled expiry date as a result of an Operating Lease Event of Default thereunder; or

                  (ii)  after Initial Period for such Aircraft has ended.

      (c) Subject always to paragraph (d) immediately below, at no time will any Aircraft be operated or used principally by any Home Country Air
            Carrier:

                  (i) if, at such time. four (4) or more Aircraft would be operated or used principally by a Home Country Air Carrier or Home Country Air Carriers;

                  (ii)  which is a U.S. Air Carrier;

                  (iii) for a term of more than five (5) years.

      (d) If, following the Signing Date, Ex-Im Bank relaxes its policy generally in relation to the matters set forth in paragraphs (a),
            (b) and (c) immediately above, so long as Ex-Im Bank's policy remains so relaxed, the foregoing restrictions shall be deemed to be modified accordingly.

      "INDEBTEDNESS" of any Person shall mean, on any date, all indebtedness of such Person as of such date, and shall include the following: (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services other than in the ordinary course of business, (iv) all obligations of such Person under leases, (v) all net indebtedness secured by a Lien other than a Permitted Lien on any asset of such Person, whether or not such Person has assumed or is otherwise liable for such indebtedness, (vi) all Indebtedness of others guaranteed in any manner, directly or indirectly, by such Person (or in effect guaranteed indirectly, by such Person through an agreement intended to have the effect of Indebtedness or to assure the holder of Indebtedness of such obligor against loss, whether through an obligation of such Person to purchase property or services or to maintain such obligor's financial condition or otherwise) and (vii) all net reimbursement obligations of such Person in respect of letters of credit, foreign currency sale agreements and bankers' acceptances, except such as are obtained by such Person to secure performance of obligations (other than for borrowed money or similar obligations) incurred in the ordinary course of such Person's business. Notwithstanding the foregoing, corporate bilateral interline agreements and trade payables incurred in the ordinary course of business shall not constitute "Indebtedness".

                                                                    [Appendix A]

      "INDEMNIFIED PERSON" shall have the meaning set forth in Section 10(b) of the Participation Agreement.

      "INITIAL BORROWER" shall mean, in respect of an Aircraft or the Lease, Loan or Note referable thereto, the Person defined as the "Borrower" in the Borrowing Date Supplement with respect to such Aircraft.

      "INITIAL BORROWER PARTY" shall each mean USEB Aircraft Limited, a limited liability company duly incorporated under the laws of the Cayman Islands.

      "INITIAL LENDER" shall mean Barclays Bank PLC, a public limited liability company incorporated and existing under the laws of England and Wales.

      "INITIAL LESSEE" means, in respect of an Aircraft and the Lease therefor, the Person defined as the "Lessee" in the Borrowing Date Supplement referable to such Aircraft.

      "INITIAL LESSEE PARENT" shall mean GATX Third Aircraft Corporation, a Delaware corporation.

      "INITIAL LESSEE PARTY" shall mean Cayman Lessee Party No. 1, Cayman Lessee Party No. 2, the Delaware Lessee Party, the Irish Lessee Party or the Cypriot Lessee Party.

      "INITIAL LESSOR" shall each mean, in respect of an Aircraft or the Lease referable thereto, the Person defined as the "Lessor" in the Borrowing Date Supplement referable to such Aircraft.

      "INITIAL LESSOR PARENT" shall mean Walkers SPV, not in its individual capacity except as set forth in the Participation Agreement, but solely acting in its capacity as trustee of the USEB Aircraft Trust under the initial Declaration of Trust.

      "INITIAL LESSOR PARTY" shall mean the Initial Borrower Party.

      "INITIAL LESSEE SHARE PLEDGE AGREEMENTS" shall mean, collectively, each of
(i) the share charge agreement dated as of the first Borrowing Date by the Initial Lessee Parent, as pledgor, in favor of the Security Trustee as secured party in respect of the pledge of all of the shares of Cayman Lessee Party No. 1, (ii) the share charge agreement dated as of the first Borrowing Date by Lessee Parent, as pledgor, in favor of the Security Trustee as secured party in respect of the pledge of all of the shares of Cayman Lessee Party No. 2, (iii) the share pledge and charge dated as of the first Borrowing Date by Lessee Parent, as pledgor, in favor of the Security Trustee as secured party in respect of the pledge of all of the shares of capital stock of Cypriot Lessee Party,
(iv) the Mortgage over Shares dated as of the first Borrowing Date by Lessee Parent, as pledgor, in favor of the Security Trustee as secured party in respect of the pledge of all of the shares of capital stock of the Irish Lessee Party, and (v) the share pledge agreement dated as of the first Borrowing Date by Lessee Parent, as pledgor, in favor of the Security Trustee as secured party in respect of the pledge of all of the shares of capital stock of Delaware Lessee Party.

      "INITIAL LESSOR SHARE PLEDGE AGREEMENT" shall mean the lessor share charge agreement dated as of the Signing Date by the Initial Lessor Parent, as chargor, in favor of the Security Trustee, as secured party in respect of the charge of all of the shares of USEB Aircraft Limited.

                                                                    [Appendix A]

      "INITIAL OPERATING LEASE" shall mean, in respect of an Aircraft, the Operating Lease defined as the "Initial Operating Lease" in the Borrowing Date Supplement referable to such Aircraft.

      "INITIAL OPERATING LESSEE" shall mean, in respect of an Aircraft, the initial Operating Lessee defined as the "Initial Operating Lessee" in the Borrowing Date Supplement referable to such Aircraft.

      "INITIAL OPERATING LESSOR" shall mean, in respect of an Aircraft, the Lessee Party defined as the "Operating Lessor" in the Borrowing Date Supplement referable to such Aircraft.

      "INITIAL RENT" shall mean, in respect of an Aircraft, an amount equal to the aggregate of (i) the difference between the Purchase Price for such Aircraft and the Loan related to such Aircraft made on the Borrowing Date for such Aircraft and (ii) the Security Amount for such Aircraft.

      "INITIAL STATE OF REGISTRATION" shall mean, in respect of an Aircraft, the State of Registration defined as the "Initial State of Registration" in the Borrowing Date Supplement referable to such Aircraft.

      "INSTRUCTING GROUP" shall mean until such time as the Ex-Im Bank Guarantee is no longer in effect and all amounts payable to Ex-Im Bank under the Operative Documents (excluding, for the avoidance of doubt, amounts payable in respect of any Other Ex-Im Bank Indebtedness) have been paid in full, Ex-Im Bank; and thereafter, until the Loans made under the Loan Agreement have been paid in full and all amounts payable to the Lenders and the Facility Agent under the Operative Documents have been paid in full, the Facility Agent; and thereafter, until all Other Ex-Im Bank Indebtedness has been paid in full, Ex-Im Bank, and thereafter, with respect only to the Borrower Collateral, GFC.

      "INSURANCE PROCEEDS" shall mean, in respect of an Aircraft, any and all proceeds realized from the Insurances for such Aircraft (other than third party liability insurances).

      "INSURANCES" shall mean, in respect of an Aircraft, any and ail contracts or policies of insurance maintained by the relevant Lessee or any Operating Lessee of such Aircraft in respect of such Aircraft pursuant to Section 10 of such Lease and Section 11 of the Initial Operating Lease for such Aircraft (or any similar provisions of any other Operating Lease for such Aircraft).

      "INSURER" shall mean, in respect of any Insurances, the insurers providing the same.

      "INSURER ACKNOWLEDGMENT" shall mean, with respect to each Notice to Insurer for each Aircraft, the acknowledgment and consent by the Insurer, in substantially the form of Schedule 1 to each Insurance Assignment relating to such Aircraft, provided, that such Insurer Acknowledgment shall not be required if the Insurances for such Aircraft have an AVN67B endorsement which lists the Assignment of Insurances and the Operating Lessor Security Assignment for such Aircraft as "Contracts" for the purposes thereof.

                                                                    [Appendix A]

      "INTERCOMPANY LOAN" shall mean, in respect of a Lessee, each and every loan advanced by GFC to such Lessee from time to time.

      "INTEREST" shall mean, collectively, (i) the Lenders' interests in the Loans, (ii) each Lessor Parent's interest in each Lessor, (iii) the Initial Lessee Parent's interest in each of Cayman Lessee Party No. 1, Cayman Lessee Party No. 2, Cypriot Lessee Party, Irish Lessee Party and Delaware Lessee Party and any other Lessee and (iv) each other Lessee Parent's interest in any Lessee Party.

      "INTEREST PERIOD" shall mean, (i) with respect to any Loan while such Loan bears interest at a Floating Rate, the period commencing on and including the relevant Borrowing Date and ending on but excluding the initial Loan Payment Date applicable to such Loan, and thereafter, each successive period commencing on and including the last day of the immediately preceding Interest Period for such Loan and ending on but excluding the next succeeding Loan Payment Date applicable to such Loan; and (ii) with respect to any Loan while such Loan bears interest at a Fixed Rate, the period commencing on and including the relevant Borrowing Date or Conversion Date, as the case may be. and ending on but excluding the next succeeding Loan Payment Date applicable to such Loan, and thereafter, each successive period commencing on and including the last day of the immediately preceding Interest Period for such Loan and ending on but excluding the next succeeding Loan Payment Date applicable to such Loan; provided, that if any Interest Period ends on a day which is not a Business Day, the last day of the Interest Period shall, if the relevant Loan bears interest at a Floating Rate, be the immediately succeeding Business Day, provided further, that anything in the Loan Agreement to the contrary notwithstanding, an Interest Period for any Loan that would otherwise extend beyond a Loan Payment Date applicable to such Loan shall end on such Loan Payment Date, and the final Interest Period for each Loan shall end on the relevant Final Maturity Date.

      "INTERNATIONAL INTEREST" means an interest which is constituted as an international interest under Article 10 of the Cape Town Convention.

      "INVESTMENT EARNINGS" shall mean investment earnings on funds on deposit in the Security Account.

      "IRISH LESSEE PARTY" shall mean Jackson Leasing (Ireland) Limited, a company duly organized under the laws of the Republic of Ireland.

      "JAA" shall mean the European Joint Airworthiness Authority.

      "JURISDICTIONAL QUESTIONNAIRE" shall mean, in respect of an Aircraft, a summary(in form and substance agreed between GFC and Ex-Im Bank) of the Applicable Law in relation to the financing of such Aircraft pursuant to the Operative Documents in the proposed or then current State of Registration for such Aircraft.

      "LEASE" shall mean, in respect of an Aircraft, the lease agreement dated as of the Borrowing Date for such Aircraft between the Lessor and the Lessee for such Aircraft, substantially in the form of the "Form of Lease and Credit Sale Agreement No. [ ]" initialed on the Signing Date for the purposes of identification by Milbank, Tweed, Hadley & McCloy LLP and Clifford Chance LLP.

                                                                    [Appendix A]

      "LEASE DEFAULT" shall mean shall mean a Lease Event of Default or an event or condition that, with the giving of notice or lapse of time or both, would become a Lease Event of Default.

      "LEASE EVENT OF DEFAULT" shall have, in respect of an Aircraft, the meaning set forth in Section 13 of the Lease for such Aircraft.

      "LEASE SUPPLEMENT" shall mean, in respect of an Aircraft, the lease supplement, dated the Borrowing Date for such Aircraft, between the Lessor and Lessee for such Aircraft, substantially in the form of Exhibit I to such Lease for such Aircraft, or such other supplement to the Lease for such Aircraft as entered into from time to time between such Lessor and Lessee under such Lease.

      "LENDER" shall mean, in respect of any Note or the Loan relating thereto:
(a) at any time prior to any demand for payment being made under the Ex-Im Bank Guarantee for any amount due under such Note or related Loan, the registered owner or owners of such Note and Loan on the register maintained by the Facility Agent pursuant to Section 4.6 of the Loan Agreement, and (b) after any demand for payment being made under the Ex-Im Bank Guarantee for any amount due under such Note or related Loan, Ex-Im Bank.

      "LENDER LIEN" shall mean, in respect of an Aircraft, any Lien on the Airframe, any related Engine or Part arising as a result of or in connection with (i) claims against or affecting any Lender, the Security Trustee, the Facility Agent or Ex-Im Bank (each a "LENDER PERSON") or any of their respective Affiliates (other than in the case of Ex-Im Bank, the United States of America, or any agency or instrumentality thereof) that are not related to the transactions contemplated by the Operative Documents (but specifically excluding any debt, liability or other obligation imposed on any Lender Person or any of its Affiliates as a result of the use, operation or maintenance of such Aircraft while subject to the Lease for such Aircraft and any Lien created pursuant to any Operative Document), (ii) any act or omission of any Lender Person or any of its Affiliates (other than in the case of Ex-Im Bank, the United States of America, or any agency or instrumentality thereof) that is not related to the transactions contemplated by the Operative Documents, or (iii) Taxes (including claims therefor) or Claims imposed on any Lender or any of its respective Affiliates (other than in the case of Ex-Im Bank, the United States of America, or any agency or instrumentality thereof) for which no Lessee is obligated to indemnify pursuant to any of the Operative Documents.

      "LENDING OFFICE" shall mean, for each Lender, the Lending Office or Lending Offices of such Lender designated in the relevant Loan Agreement or such other office of such Lender as such Lender may from time to time specify upon at least five (5) Business Days prior written notice to the Borrowers, GFC and the Facility Agent.

      "LESSEE" shall mean, in respect of an Aircraft and the Lease referable thereto, (a) as from the Borrowing Date with respect to such Aircraft, the Initial Lessee of such Aircraft under such Lease and (b) thereafter from time to time any other Person that shall, in accordance with the Operative Documents, have become and be the Lessee of such Aircraft under such Lease.

      "LESSEE PARTY" shall mean (a) each Initial Lessee Party and (b) each other Person that shall have become a Lessee Party for the purposes of the Operative Documents.

                                                                    [Appendix A]

      "LESSEE PARENT" shall mean, with respect to each Initial Lessee Party, the Initial Lessee Parent and, with respect to any other Lessee Party, the Person named as the Lessee Parent of such other Lessee in the Designation Letter referable to such other Lessee.

      "LESSEE PERFECTION MECHANICS" shall have, in respect of an Aircraft, the meaning giving to such to term in the Borrowing Date Supplement for such Aircraft.

      "LESSEE POWER OF ATTORNEY" shall mean, in respect of an Aircraft, the power of attorney executed by the Lessee of such Aircraft in favor of the Security Trustee pursuant to Section 4(i) of the Aircraft Mortgage for such Aircraft.

      "LESSEE SHARE PLEDGE AGREEMENT" shall mean, in respect of any Initial Lessee Party, the Initial Lessee Share Pledge Agreement relating to such Initial Lessee Party and, in relation to any other Lessee Party, the pledge of all of the shares of capital stock of such other Lessee Party granted by the Lessee Parent of such other Lessee Party in favor of the Security Trustee as contemplated in Section 6A of the Participation Agreement substantially in the form of such Initial Lessee Share Pledge Agreement.

      "LESSOR" shall each mean, in respect to an Aircraft or the Lease referable thereto, (a) as from the Borrowing Date with respect to such Aircraft, the Initial Lessor of such Aircraft under such Lease and (b) thereafter from time to time any other Person that shall, in accordance with the Operative Documents, have become and be the Lessor of such Aircraft under such Lease.

      "LESSOR LIEN" shall mean, in respect of an Aircraft, any Lien on any related Airframe, Engine, Part, any Collateral, any payments pursuant to the Operative Documents or any part of the Trust Estate arising as a result of or in connection with (i) claims against or affecting the Lessor or Borrower referable to such Aircraft, the relevant Lessor Parent or Walkers SPV (or any Affiliate of any thereof) that are not related to the transactions contemplated by the Lease for such Aircraft and the other Operative Documents, (ii) any act or omission of such Lessor, Borrower, Lessor Parent or Walkers SPV (or any Affiliate of any thereof) that is not related to the transactions contemplated by such Lease and the other Operative Documents or is in violation of any of the terms hereof or of the other Operative Documents, or (iii) Taxes (including claims therefor) or Claims imposed on such Lessor, Borrower, Lessor Parent or Walkers SPV or any of its respective Affiliates for which no Lessee is obligated to indemnify pursuant to any of the Operative Documents.

      "LESSOR PARENT" shall mean, in respect of the Initial Lessor Party, the USEB Aircraft Trust and, in respect of any other Lessor Party, the trust or other Person that is the legal and beneficial owner of such Lessor Party.

      "LESSOR PARENT TRUST" shall mean, in respect of the Initial Lessor Party, the USEB Aircraft Trust and, in respect of any other Lessor Party, the trust that is the legal and beneficial owner of such Lessor Party.

      "LESSOR PARENT TRUST COMPANY" shall mean, in the case of the Initial Lessor Party, Walkers SPV and, in the case of any other Lessor Party, such Person that is the legal owner of such Lessor Party.

                                                                    [Appendix A]

      "LESSOR PARTY" shall mean (a) the Initial Lessor Party and (b) each other Person that shall have become a Lessor Party for the purposes of the Operative Documents.

      "LESSOR POWER OF ATTORNEY" shall mean, in respect of an Aircraft, the power of attorney executed by the Lessor of such Aircraft in favor of the Security Trustee pursuant to Section 4(i) of the Aircraft Mortgage of such Aircraft.

      "LESSOR SHARE PLEDGE AGREEMENTS" shall mean, in respect of the Initial Lessor Party, the Initial Lessor Share Pledge Agreement and, in relation to any other Lessor Party, the pledge or charge of all of the shares of capital stock of such other Lessor Party granted by the Lessor Parent of such other Lessor Party in favor of the Security Trustee as contemplated in Section 6A of the Participation Agreement.

      "LIBOR" shall mean, in relation to any amount in any currency on which interest is to accrue and any period for which the same is to be established, the offered rate per annum for deposits in Dollars equal, or as close as practicable, to the period for which such rate is to be established which appears on the Telerate Page 3750 (or such other page as may replace such Telerate Page 3750 for the purpose of displaying London Interbank offered rates for Dollar deposits) at or about at 11:00 a.m. (London time) on the Quotation Date therefor; provided that, if at or about 11:00 a.m. (London time) on the relevant Quotation Date no such rate is appearing on Telerate Page 3750 (or any such replacement page) then "LIBOR" in respect of the relevant period shall be the arithmetic mean, as determined by the Facility Agent, of the rates per annum (rounded upwards, if necessary, to the fourth decimal place) appearing on the Reuters screen "LIBO" page in respect of amounts denominated in Dollars (or such other page as may replace such "LIBO" page for the purpose of displaying London Interbank offered rates for Dollar deposits), at or about 11:00 a.m. (London time) on such Quotation Date and provided further that if at or about 11:00 a.m. (London time) on such Quotation Date no such rate is appearing on the Reuters screen "LIBO" page (or any such replacement page) then "LIBOR" means the rate per annum determined by the Facility Agent to be equal to the arithmetic mean (to four (4) decimal places) of the rates (as notified to the Facility Agent) at which each of the Reference Banks was offering to prime banks in the London Interbank Market deposits in Dollars equal, or as close as practicable, to such period at or about 11:00 a.m. (London time) on the Quotation Date for such period; provided further that, if on such Quotation Date no Reference Bank provides such offered quotations, "LIBOR" shall be the arithmetic mean (to four
(4) decimal places) of the offered per annum rates that one or more leading banks in New York City (selected by the Facility Agent) are quoting as of 11:00 a.m., New York City time, on such Quotation Date to leading European banks for Dollar deposits for a period most nearly comparable to such relevant period; provided further that if such banks are not quoting as described above, "LIBOR" for such date shall be the cost, as determined by the Facility Agent, of funding the relevant amount for the relevant period from whatever sources it may reasonably select from time to time.

      "LIEN" shall mean as applied to the property or assets (or the income or profits therefrom) of any Person (in each case, whether the same is consensual or non-consensual or arises by contract, operation of law, legal process or otherwise), any lien, mortgage, encumbrance, pledge, attachment, levy, charge, lease, inscription on a public record, adverse claim, right of others or security interest of any kind, including any thereof arising under any

                                                                    [Appendix A]

conditional sale or other title retention agreement and any agreement to give any thereof in respect of any property or assets of such Person, or upon the income or profits therefrom.

      "LOAN" shall mean, in respect of an Aircraft, the loan made to the Borrower referable to such Aircraft pursuant to the Loan Agreement on the Borrowing Date for such Aircraft and, "Loans" shall mean, collectively, each of the loans made to the Borrowers pursuant to the Loan Agreement for such Aircraft and the Other Aircraft.

      "LOAN AGREEMENT" shall mean the Loan agreement dated as of the Signing Date among the Initial Borrower Party, as borrower, the Initial Lender, the Facility Agent, the Security Trustee and Ex-Im Bank.

      "LOAN DOCUMENTS" shall mean the Loan Agreement, the Notes, the Borrower Indemnity Agreement, the Ex-Im Bank Guarantee and the Security Documents.

      "LOAN DEFAULT" shall mean a Loan Event of Default or an event or condition that, with the giving of notice or lapse of time or both, would become a Loan Event of Default.

      "LOAN EVENT OF DEFAULT" shall have the meaning set forth in Section 10.1 of the Loan Agreement.

      "LOAN PAYMENT DATE" shall mean (A) in respect of the Loan made or to be made in respect of an Aircraft in respect of which, and so long as, interest thereon accrues at a Floating Rate, (i) the first Monthly Date occurring at least one (1) calendar month after the Borrowing Date for such Loan (provided that if such Borrowing Date is a Monthly Date the first Loan Payment Date shall be the Monthly Date in the next calendar month) and (ii) each successive Monthly Date thereafter up to and including the Monthly Date which occurs on the twelfth (12th.) anniversary of the Delivery Date of such Aircraft or (if such twelfth (12th.) anniversary does not occur on a Monthly Date) the Monthly Date last occurring prior to such twelfth (12th.) anniversary (or such later Monthly Date agreed by Ex-Im Bank as set forth in Schedule I to the Note for such Loan), provided, that, if any such Monthly Date occurs on a day which is not a Business Day, the relevant Loan Payment Date shall be the immediately succeeding Business Day or (B) in respect of the Loan made or to be made in respect of each Aircraft in respect of which, and so long as, interest thereon is to accrue at a Fixed Rate, (i) the first Quarterly Date occurring after the Borrowing Date or Conversion Date (as appropriate) for such Loan and (ii) each successive Quarterly Date thereafter up to and including the Quarterly Date which occurs on the twelfth (12th.) anniversary of the Delivery Date of such Aircraft or (if such twelfth (12th) anniversary does not occur on a Quarterly Date) the Quarterly Date last occurring prior to such twelfth (12th) anniversary (or such later Quarterly Date agreed by Ex-Im Bank as set forth in Schedule I to the Note for such Loan), provided that, if any such Quarterly Date or such twelfth (12th.) anniversary occurs on a day which is not a Business Day, the relevant Loan Payment Date shall be the immediately succeeding Business Day.

      "LOCAL COUNSEL" shall mean, in respect of an Aircraft, the special counsel on matters relating to the law of the State of Registration of such Aircraft, as acceptable to Ex-Im Bank, and, in the case of the Initial State of Registration, shall have the meaning set forth in the Borrowing Date Supplement referable to such Aircraft.

                                                                    [Appendix A]

      "LOCAL MORTGAGE" shall mean, with respect to an Aircraft, (i) any aircraft mortgage, security agreement or similar document for such Aircraft (other than the Aircraft Mortgage for such Aircraft) required by the Applicable Law of the State of Registration for such Aircraft in order to properly record or perfect the Security Trustee's Lien on the Mortgaged Property in such State of Registration, and (ii) the form of the Aircraft Mortgage (if not the same in all material respects as the Aircraft Mortgage) for such Aircraft, if any, recorded with the Civil Aviation Authority or any other Government Body under the Applicable Laws of the State of Registration for such Aircraft as contemplated in Section 6 of such Aircraft Mortgage.

      "LONDON BUSINESS DAY" shall mean any day other than a Saturday or Sunday on which commercial banks are not authorized or required to close in London, England and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

      "LTV RATIO" shall mean, in respect on an Aircraft, the aggregate Appraised Value (at the time of determination) of the Other Aircraft expressed as a percentage of the aggregate amount of the Loans outstanding (at the time of determination) for such Other Aircraft.

      "MAINTENANCE PROGRAM" means, in respect of an Aircraft, so long as such Aircraft is being leased to an Operating Lessee pursuant to an Operating Lease, the "Maintenance Program" as defined in such Operating Lease and during any period that the Aircraft is Off-Lease, the overhaul and maintenance program (including, with respect to storage of such Aircraft) for such Aircraft determined by GFC in accordance with the Standard and approved by the State of Registration for such Aircraft.

      "MAJORITY LENDERS" shall mean one or more Lenders having at least 66-2/3% of the principal amount of the Loans, from time to time outstanding, or if no Loan is outstanding, having at least 66-2/3% of the Commitments; provided that after any assignment by all of the Lenders to Ex-Im Bank of the Notes under the Ex-Im Bank Guarantee, "Majority Lenders" shall mean, to the extent of such assignment, Ex-Im Bank.

      "MANDATORY PREPAYMENT EVENT" has the meaning set forth in Section 15 of each Lease.

      "MANUALS AND TECHNICAL RECORDS" shall mean, with respect to any Aircraft, Engine or Part, (a) all books, logs, manuals and data, and inspection, maintenance, modification and overhaul records (including all job cards) and any certificates or documents as are required to be maintained with respect to such Aircraft Engine or Part under applicable rules and regulations of the Civil Aviation Authority referable to such Aircraft or by applicable supplier warranties (or other similar guarantees or warranties of any Manufacturer or supplier of any Aircraft, Engine or Part) or by any applicable requirements of any insurer to be kept or maintained with regard to such Aircraft, Engine or Part and (b) all such records as shall be necessary to constitute complete, accurate and current records (i) in accordance with good aeronautical practice of flights made by such Aircraft, Engine or Part, (ii) of all maintenance modifications and repairs carried out and all incidents and damage occurring to such Aircraft, Engine or Part and (iii) to show the location of such Aircraft, Engine or Part.

      "MANUFACTURER" shall mean The Boeing Company, a Delaware corporation.

                                                                     APPENDIX AF

                              APPLICATION OF FUNDS

      Section 1. Application of Aircraft Proceeds.

      All amounts constituting Aircraft Proceeds in respect of an Aircraft (a "Relevant Aircraft") received by the Security Trustee under any of the Operative Documents or amounts received by the Security Trustee in respect of any other Collateral (including the Assigned Property relating to the Relevant Aircraft, the Account Collateral or the Pledged Securities) or any payments received by the Security Trustee under the GATX Guarantee, after the occurrence, and during the continuance, of a Loan Event of Default or a Lease Event of Default, shall be held by the Security Trustee upon trust and, forthwith upon receipt by the Security Trustee, shall be paid in accordance with the following order of priorities (in each case to the extent the same are due and payable but unpaid):

      FIRST, in or towards payment or reimbursement of all fees, costs and expenses of the Security Trustee in connection with its entering upon, taking possession of, holding, operating, managing, selling or otherwise disposing of the Relevant Aircraft or any other related Collateral or any portion thereof, any and all Taxes, assessments or other charges of any kind imposed on the Security Trustee in connection with such Relevant Aircraft or the related portion of the Trust Estate or on such Relevant Aircraft or the related portion of the Trust Estate in priority to the Liens of any Security Document that the Security Trustee determines in good faith to pay or be paid pursuant to written instructions from the Instructing Group, and any other amounts payable to the Security Trustee under the Participation Agreement or under any of the Security Documents in respect of any indemnities or other obligations of the Borrower related to the Relevant Aircraft (the "Relevant Borrower") or the Lessee of such Relevant Aircraft (the "Relevant Lessee") relating thereto;

      SECOND, in or towards payment of all accrued and unpaid default interest then owing to Ex-Im Bank by the Relevant Borrower under the Operative Documents in respect of or related to the Relevant Aircraft;

      THIRD, in or towards payment of all accrued and unpaid interest (other than default interest) then owing by the Relevant Borrower in respect of the Loan in respect of or related to the Relevant Aircraft to be divided pari passu and pro rata among the Lenders;

      FOURTH, in or towards repayment, or as the case may be, prepayment of all principal then owing by the Relevant Borrower in respect of the Loan in respect of or related to the Relevant Aircraft to be divided pari passu and pro rata among the Lenders;

      FIFTH, in or towards payment of any other amount, indebtedness or obligation then owing to Ex-Im Bank under any Operative Document in respect of or related to the Relevant Aircraft (including, without limitation, any amount then owing to Ex-Im Bank by way of assignment of, or subrogation to, the rights of the Lenders and including, without limitation, the Ex-Im Bank Make-Whole Amount, if any);

      SIXTH, in or towards payment of all fees, costs and expenses due to the Facility Agent from the Relevant Borrower or either Guarantor under any Operative Document in respect of the Loan related to the Relevant Aircraft);

      SEVENTH, in or towards payment of any other amount due to the Lenders or the Facility Agent (including, without limitation, fees default interest, swap breakage costs, break funding costs, prepayment premium, increased costs or Taxes then owing by the Relevant Borrower or either Guarantor under any Operative Document) in respect of the Loan related to the Relevant Aircraft to be divided pari passu and pro rate among such Lenders and the Facility Agent;

      EIGHTH, in or towards payment of any other amount, indebtedness or obligation then owing by the Relevant Borrower or the Relevant Lessee under any Operative Document to the Security Trustee in respect of or related to the Relevant Aircraft;

      NINTH, in respect of any Aircraft other than the Relevant Aircraft (the "Other Aircraft"), in or towards payment of the amounts referred to in, and in the respective order of priorities set forth in, clauses "First" through "Eighth" of this Section 1 (to the extent such amounts are due and payable but unpaid) in the order, priority and manner of application set out therein as if such references were to amounts due and owing in respect of or related to the Other Aircraft to be divided pro rata between such Other Aircraft based upon the then outstanding principal amounts of the Loans in respect of such Other Aircraft;

      TENTH, in or towards payment of any other amount, indebtedness or obligation then owing to Ex-Im Bank in respect of the Other Ex-Im Bank
Indebtedness: and

      ELEVENTH, the balance, if any, thereof thereafter remaining to GFC (on behalf of the Relevant Lessee) or any other Persons as may then lawfully be entitled thereto;

it being understood and agreed that the Relevant Borrower and Relevant Lessee shall remain liable to the extent of any deficiency between the amount of such proceeds and the aggregate amount of the obligations referred to in clauses "FIRST" through "TENTH " of this Section 1.

      Section 2. Application of Scheduled Payments.

                  (a) So long as no Lease Event of Default or Loan Event of Default shall have occurred which is continuing, the Facility Agent, upon receipt of each payment of principal of, or interest on, the Loan in respect of or related to an Aircraft under the Loan Agreement shall apply such amount in accordance with Section 4.1(c) of the Loan Agreement.

                  (b) Upon the occurrence and during the continuation of a Lease Event of Default under the Lease for an Aircraft or a Loan Event of Default, any payment of principal of, or interest on, the Loan related to such Aircraft, Basic Rent under such Lease or Operating Lease Rent under the Operating Lease for such Aircraft, in each case received by the Security Trustee, the Borrower of such Loan, the Lessee of such Aircraft the Operating Lessor of such Aircraft, or any Secured Party (as the case may be) following receipt of notice from the Security Trustee or Ex-Im Bank of the occurrence of such Lease Event of Default or Loan Event of Default (which notice shall, inter alia,

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      instruct such persons to pay such monies to the Security Trustee) shall, if received by such Borrower or Lessee or Operating Lessor or any Secured Party, be paid over to the Security Trustee and, if received by the Security Trustee, be held by the Security Trustee upon trust to be applied in accordance with Section 1.

                  (c) If Ex-Im Bank issues a Review Notice to GFC as contemplated in Section 21 (f)(ii) of the Participation Agreement and has notified GFC of its desire to have such payments paid directly to the Security Trustee, any payment of Operating Lease Rent received by the Security Trustee, any Borrower, any Lessee, any Operating Lessor or any Secured Party (as the case may be), shall be paid over to, or held by, the Security Trustee upon trust and applied as follows:

                  (i) So long as no Lease Event of Default or Loan Event of
            Default shall have occurred which is continuing, such amounts shall be paid to the relevant Operating Lessor or as it directs; or

                  (ii) Upon the occurrence and during the continuance of a Lease
            Event of Default or a Loan Event of Default, such amounts shall be applied in accordance with Section 1.

      Section 3. Application of Insurance Proceeds. So long as no Lease Event of Default under the Lease for an Aircraft or Loan Event of Default shall have occurred which is continuing, all Insurance Proceeds with respect to such Aircraft received by the Security Trustee as loss payee or, as the case may be, the Borrower of the Loan related to such Aircraft, the Lessee of such Aircraft or any other Secured Party in respect of the Insurances for such Aircraft shall, if received by such Borrower, Lessee or other such Secured Party, be paid over to the Security Trustee and, if received by the Security Trustee, shall be held by the Security Trustee upon trust to apply the same as follows:

                  (a) such Insurance Proceeds on account of Event of Loss of such Aircraft shall be applied in accordance with clauses "FIRST" through "EIGHTH " AND "ELEVENTH" of Section 1 hereof as if such Aircraft was the "Relevant Aircraft" thereunder (it being understood that such Borrower and Lessee shall remain liable to the extent of any deficiency between the amount of the Insurance Proceeds and the aggregate amount of the Secured Obligations referred to in clauses "FIRST" through "EIGHTH " of Section
      1);

                  (b) such Insurance Proceeds received on account of any loss of or damage to an Aircraft (in circumstances not constituting an Event of Loss of such Aircraft) shall, subject to Section 3(d) below, be applied directly (at the request of GFC) to the cost of restoration, repair or replacement ("Restoration") or to reimburse such Lessee for the cost of Restoration, upon receipt of a written application from GFC showing in reasonable detail the nature and cost of such Restoration (and in the case of reimbursement, evidence of payment); to the extent that such Insurance Proceeds may be insufficient to pay the cost or the estimated cost of completing such Restoration, GFC or such Lessee will pay or procure the payment of such deficiency;

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                  (c) Insurance Proceeds received on account of a claim under the Insurances referred to in paragraph (a) of Schedule 5 of the Participation Agreement shall be applied in discharge of, or reimbursement to the payer of a payment made in discharge of, the liability to which such claim relates; and

                  (d)Upon the occurrence and during the continuation of a Lease Event of Default under the Lease for an Aircraft or Loan Event of Default, any Insurance Proceeds with respect to such Aircraft received by the Security Trustee, the Borrower of the Loan related to such Aircraft, the Lessee of such Aircraft or any Secured Party (as the case may be) shall, if received by such Borrower or Lessee or Secured Party, be paid over to the Security Trustee and, if received by the Security Trustee, shall be held by the Security Trustee upon trust to be applied in accordance with
      Section 1.

      Section 4. Application of Requisition Compensation.

                  (a) So long as no Lease Event of Default under a Lease of an Aircraft or Loan Event of Default shall have occurred which is continuing (subject to Section 9(d) of the Lease), all Requisition Compensation with respect to such Aircraft received by the Security Trustee, the Borrower of the Loan related to such Aircraft, the Lessee of such Aircraft or any Secured Party (as the case may be) shall, if received by such Borrower or Lessee or any other such Secured Party, be paid over to the Security Trustee and, in either case, upon receipt by the Security Trustee, shall be applied in accordance with clauses "First" through "Eighth" and "Eleventh" of Section 1 hereof as if such Aircraft was the "Relevant Aircraft" thereunder (it being understood that such Borrower and Lessee shall remain liable to the extent of any deficiency between the amount of the Requisition Compensation and the aggregate amount of the Secured Obligations referred to in clauses "First" through "Eighth " of Section
      1).

                  (b) Upon the occurrence and during the continuation of a Lease Event of Default under a Lease of an Aircraft or Loan Event of Default, any Requisition Compensation with respect to such Aircraft received by the Security Trustee, the Borrower of the Loan related to such Aircraft, Lessee of such Aircraft or any Secured Party (as the case may be) shall, if received by such Borrower or Lessee or any Secured Party, be paid over to the Security Trustee and, if received by the Security Trustee, shall be held by the Security Trustee upon trust to be applied in accordance with
      Section 1.

      Section 5. Application of Other Amounts.

                  Subject to Sections 1,2,3 and 4 hereof, any payments received by the Security Trustee for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Agreement (including fees and indemnities) shall be paid to the Person specifically described in the applicable Operative Document and applied to the purposes for which such payments were made in accordance with the provisions of such Operative Document.

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                                                                     APPENDIX MP

                       MATERIAL ADVERSE EFFECT PROCEDURES

1.    GFC and Ex-Im Bank hereby agree as follows:

1.1 If an event or circumstance occurs which in the reasonable opinion of Ex-Im Bank has or could have a Material Adverse Effect on either or both Guarantors then Ex-Im Bank may issue a notice (a "REVIEW NOTICE") to GFC.

1.2 Thereafter, without prejudice to any of Ex-Im Bank's rights under the Operative Documents, Ex-Im Bank and GFC will consult with each other in good faith for a period of up to 30 days (or such longer period as may be agreed by Ex-Im Bank and GFC) after the issue of a Review Notice to determine what additional security or other solution (if any) with respect to the financing of any or all of the Aircraft would be acceptable to Ex-lm Bank. GFC acknowledges that Ex-Im Bank may request that GFC provide adequate additional security in these circumstances,

1.3   After completion of the procedures described in paragraph 1.2 hereof, if:

      (a)   in the opinion of Ex-Im Bank either:

            (i) no additional security is available (or the available security is not sufficient) or other solution to satisfy Ex-Im Bank; or

            (ii) GFC do not provide to Ex-Im Bank's satisfaction any additional security requested by Ex-Im Bank within 10 Business Days after such request; and

      (b) a Ratings Event (as defined below) has occurred and is continuing and such Material Adverse Effect is continuing,

      then Ex-Im Bank may, by giving notice not earlier than 30 days and not later than 45 days (or such other period as may be agreed between GFC and Ex-Im Bank) after the date of the Review Notice, issue a notice to GFC stating that a Mandatory Prepayment Event shall have occurred and is continuing for the purposes of Section 15 of the Lease for each Aircraft and instructing the Security Trustee to demand repayment of the relevant Loan and/or Loans under the Loan Agreement.

1.4 It is expressly acknowledged and agreed that any failure by the relevant Borrower to pay or procure the payment of the sums under the Loan Agreement referred to in paragraph 1.3 within the time periods specified in the Loan Agreement shall constitute a Loan Event of Default.

2.    For the purposes of:

      (a)   this letter, a "Rating Event" shall have occurred and be continuing;
            and

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      (b)   the Operative Documents, a "Mandatory Prepayment Event" shall have occurred and be continuing,

      if, at any such time, GFC's (or if not rated, GFC Corp's) long term debt obligations are rated (a) less than "single B plus" by S&P, (b) less than "B1" by Moody's and (c) less than "B+" by Fitch, Inc.

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